As filed with the Securities and Exchange Commission on October 4, 2021

Securities Act File No. 333-

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-2

☒ Registration Statement under the Securities Act of 1933

☐ Pre-Effective Amendment No.

☐ Post-Effective Amendment No.

FS KKR Capital Corp.

(Registrant’s Exact Name as Specified in Charter)

201 Rouse Boulevard

Philadelphia, PA 19112

(Address of Principal Executive Offices)

(215) 495-1150

(Registrant’s Telephone Number, including Area Code)

Michael C. Forman

FS KKR Capital Corp.

201 Rouse Boulevard

Philadelphia, PA 19112

(Name and address of Agent for Service)

COPIES TO:

James A. Lebovitz

David J. Harris

Dechert LLP

Cira Centre

2929 Arch Street

Philadelphia, PA 19104

Tel: (215) 994-4000

Fax: (215) 994-2222

Approximate Date of Commencement of Proposed Public Offering: From time to time after the effective date of this Registration Statement.

☐	Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.
☒

Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (the “Securities Act”), other than securities offered in connection with a dividend reinvestment plan.

☐	Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.
☒

Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.

☐

Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

It is proposed that this filing will become effective (check appropriate box):

☐	when declared effective pursuant to Section 8(c) of the Securities Act.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed registration statement.
☐

This form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:                         .

☐

This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:                         .

☐

This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:                         .

Check each box that appropriately characterizes the Fund:

☐	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“Investment Company Act”)).
☒	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).
☐	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act)
☐	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).
☒	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).
☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”)).
☐

If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act.

☐	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered(1)	Proposed Maximum Offering Price per Unit(1)	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee(2)
Common Stock, $0.001 par value per share(3)(4)
Preferred Stock, $0.001 par value per share(3)
Warrants(5)
Subscription Rights(3)
Debt Securities(6)
Total

(1)	An unspecified amount of securities or aggregate principal amount, as applicable, of each identified class is being registered as may from time to time be sold at unspecified prices.
(2)

In accordance with Rules 456(b), 457(r) and 415(a)(6) promulgated under the Securities Act of 1933, as amended (the “Securities Act”), the Registrant is deferring payment of all of the registration fees. Any registration fees will be paid subsequently on a pay-as-you-go basis.

(3)

Subject to Note 1 above, such shares of common stock or preferred stock, or subscription rights to purchase shares of common stock, may be sold separately or as units in combination with other securities registered hereunder.

(4)

Subject to Note 1 above, such shares of common stock may be issued upon conversion or exchange of other securities registered hereunder, to the extent any such securities are, by their terms, convertible or exchangeable for common stock.

(5)

Subject to Note 1 above, such warrants may be sold, from time to time separately or as units in combination with other securities registered hereunder and may represent rights to purchase common stock, preferred stock or debt securities.

(6)	Subject to Note 1 above, such principal amount of debt may be sold separately or as units in combination with other securities registered hereunder.

PROSPECTUS

Common Stock

Preferred Stock

Warrants

Subscription Rights

Debt Securities

We are a specialty finance company that invests primarily in the debt securities of private middle market U.S. companies. Our investment objectives are to generate current income and, to a lesser extent, long-term capital appreciation.

We are an externally managed, non-diversified, closed-end management investment company that has elected to be regulated as a business development company, or BDC, under the Investment Company Act of 1940, as amended, or the 1940 Act. Our investments and activities are managed by FS/KKR Advisor, LLC, or the Advisor, a registered investment adviser under the Investment Advisers Act of 1940, as amended, or the Advisers Act, that is jointly operated by an affiliate of Franklin Square Holdings, L.P., or FS Investments, and by KKR Credit Advisors (US) LLC, or KKR Credit.

We may offer, from time to time, in one or more offerings or series, together or separately, our common stock, preferred stock, warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, subscription rights or debt securities, which we refer to, collectively, as the “securities”. We may sell our common stock through underwriters or dealers, “at-the-market” to or through a market maker into an existing trading market or otherwise directly to one or more purchasers or through agents or through a combination of methods of sale. The identities of such underwriters, dealers, market makers or agents, as the case may be, will be described in one or more supplements to this prospectus. The securities may be offered at prices and on terms to be described in one or more supplements to this prospectus. In the event we offer common stock, the offering price per share of our common stock exclusive of any underwriting commissions or discounts will not be less than the net asset value per share of our common stock at the time we make the offering except (1) in connection with a rights offering to our existing stockholders, (2) with the consent of the majority of our common stockholders and approval of our board of directors or (3) under such circumstances as the Securities and Exchange Commission, or the SEC, may permit. In past years, we obtained the approval of our stockholders to issue shares of common stock at prices below the then-current net asset value of our common stock, subject to certain conditions, during the twelve-month periods beginning on the date of such approvals. The latest authorization expired on July 15, 2021. At our 2021 annual stockholder meeting, we will again seek the approval of our stockholders to issue shares of our common stock at prices below the then-current net asset value per share for a twelve-month period following stockholder approval. See “Risk Factors” and “Sales of Common Stock Below Net Asset Value” for more information.

Our common stock is traded on the New York Stock Exchange, LLC, or the NYSE, under the ticker symbol “FSK”. The last reported closing price for our common stock on September 27, 2021 was $22.28 per share. The net asset value of our common stock on June 30, 2021 (the last date prior to the date of this prospectus for which we publicly disclosed our net asset value) was $26.84 per share.

We invest in securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be difficult to value and illiquid.

Investing in our securities may be considered speculative and involves a high degree of risk, including the risk of a substantial loss of investment. See “Risk Factors” beginning on page 17 of this prospectus, in our most recent Annual Report on Form 10-K, in any of our other filings with the SEC, and in any applicable prospectus supplement to read about the risks you should consider before buying our securities, including the risk of leverage.

This prospectus describes some of the general terms that may apply to an offering of our securities. We will provide the specific terms of these offerings and securities in one or more supplements to this prospectus. We may also authorize one or more free writing prospectuses to be provided to you in connection with these offerings. The prospectus supplement and any related free writing prospectus may also add, update, or change information contained in this prospectus. You should carefully read this prospectus, the applicable prospectus supplement, and any related free writing prospectus, and the documents incorporated by reference, before buying any of the securities being offered and keep them for future reference. We file annual, quarterly and current reports, proxy statements and other information about us with the SEC. This information is available free of charge by contacting us at 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112, by calling us collect at (215) 495-1150 or by visiting our website at www.fskkradvisor.com. Information contained on our website is not incorporated by reference into this prospectus or any supplements to this prospectus, and you should not consider that information to be part of this prospectus or any supplements to this prospectus. The contact information provided above may be used by you to make investor inquiries. The SEC also maintains a website at www.sec.gov that contains such information.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus may not be used to consummate sales of securities unless accompanied by a prospectus supplement.

THE DATE OF THIS PROSPECTUS IS OCTOBER 4, 2021.

ABOUT THIS PROSPECTUS

This prospectus is part of a registration statement that we have filed with the SEC using the automatic “shelf” registration process as a “well-known seasoned issuer,” as defined in Rule 405 under the Securities Act of 1933, as amended, or the Securities Act. Under the shelf registration process, we may offer from time to time, in one or more offerings or series, our common stock, preferred stock, warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, subscription rights or debt securities on the terms to be determined at the time of the offering. We may sell our common stock through underwriters or dealers, “at-the-market” to or through a market maker, into an existing trading market or otherwise directly to one or more purchasers or through agents or through a combination of methods of sale. The identities of such underwriters, dealers, market makers or agents, as the case may be, will be described in one or more supplements to this prospectus. The securities may be offered at prices and on terms described in one or more supplements to this prospectus. This prospectus provides you with a general description of the securities that we may offer. Each time we use this prospectus to offer securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. The prospectus supplement may also add, update or change information contained in this prospectus, and the prospectus and prospectus supplement will together serve as the prospectus.

Any statement that we make in this prospectus will be modified or superseded by any inconsistent statement made by us in a subsequent prospectus supplement. The registration statement we filed with the SEC includes exhibits that provide more detailed descriptions of the matters discussed in this prospectus. You should read this prospectus and the related exhibits filed with the SEC and any prospectus supplement, together with additional information described below under “Incorporation by Reference” and “Where You Can Find More Information.” In this prospectus, we use the term “day” to refer to a calendar day, and we use the term “business day” to refer to any day other than Saturday, Sunday, a legal holiday or a day on which banks in New York City are authorized or required to close, or any day that the NYSE is closed for trading.

You should rely only on the information contained in this prospectus, any accompanying prospectus supplement, any free writing prospectus, the documents incorporated by reference in this prospectus and any applicable prospectus supplement, or any other information which we have referred you when considering whether to purchase any securities offered by this prospectus. We have not authorized any other person to provide you with different information from that contained in this prospectus and accompanying prospectus supplements or free writing prospectuses. The information contained in this prospectus, accompanying prospectus supplements and free writing prospectuses is complete and accurate only as of its date. If there is a material change in our affairs, we will amend or supplement these documents only as required by law.

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PROSPECTUS SUMMARY

This summary highlights some of the information contained elsewhere in this prospectus. It is not complete and may not contain all of the information that you may want to consider. You should read carefully the more detailed information set forth under “Risk Factors” and the other information included or incorporated by reference in this prospectus and the accompanying prospectus supplement. Unless otherwise noted in this prospectus, the terms “we,” “us,” “our,” the “Company” and “FSK” refer to FS KKR Capital Corp. In addition, the term “Advisor” refers to FS/KKR Advisor, LLC.

THE COMPANY

Overview

We were incorporated under the general corporation laws of the State of Maryland on December 21, 2007 and formally commenced investment operations on January 2, 2009. We are an externally managed, non-diversified, closed-end management investment company that has elected to be regulated as a BDC under the 1940 Act. As such, we are required to comply with certain regulatory requirements. In addition, we have elected to be treated for U.S. federal income tax purposes, and intend to qualify annually, as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code of 1986, as amended, or the Code. As of December 31, 2020, we had total assets of approximately $7.2 billion.

We are managed by the Advisor, a registered investment adviser under the Advisers Act, which oversees the management of our operations and is responsible for making investment decisions with respect to our portfolio. Our investment objectives are to generate current income and, to a lesser extent, long-term capital appreciation. We currently seek to meet our investment objectives by:

•	utilizing the experience and expertise of the management team of the Advisor;

•	employing a defensive investment approach focused on long-term credit performance and principal protection;

•

focusing primarily on debt investments in a broad array of private U.S. companies, including middle market companies, which we define as companies with annual earnings before interest, taxes, depreciation and amortization, or EBITDA, of $25 million to $100 million at the time of investment;

•	investing primarily in established, stable enterprises with positive cash flows; and

•

maintaining rigorous portfolio monitoring, in an attempt to anticipate and pre-empt negative credit events within our portfolio, such as an event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company.

Our portfolio is comprised primarily of investments in senior secured loans and second lien secured loans of private middle market U.S. companies and, to a lesser extent, subordinated loans and certain asset-based financing loans of private U.S. companies. Although we do not expect a significant portion of our portfolio to be comprised of subordinated loans, there is no limit on the amount of such loans in which we may invest. We may purchase interests in loans or make other debt investments, including investments in senior secured bonds, through secondary market transactions in the “over-the-counter” market or directly from our target companies as primary market or directly originated investments. In connection with our debt investments, we may on occasion receive equity interests such as warrants or options as additional consideration. We may also purchase or otherwise acquire interests in the form of common or preferred equity or equity-related securities, such as rights and warrants that may be converted into or exchanged for common stock or other equity or the cash value of common stock or other equity, including through a co-investment with a financial sponsor or possibly the restructuring of an investment. In addition, a portion of our portfolio may be comprised of corporate bonds, structured products, other debt securities and derivatives, including total return swaps and credit default swaps. The Advisor will seek to tailor our investment focus as market conditions evolve. Depending on market conditions, we may increase or decrease our exposure to less senior portions of the capital structures of our portfolio companies or otherwise make opportunistic investments, such as where the market price of loans, bonds or other securities reflects a lower value than deemed warranted by the Advisor’s fundamental analysis. Such investment opportunities may occur due to general dislocations in the markets, a misunderstanding by the market of a particular company or an industry being out of favor with the broader investment community and may include event driven investments, anchor orders and structured products.

The senior secured loans, second lien secured loans and senior secured bonds in which we invest generally have stated terms of three to seven years and subordinated debt investments that we make generally have stated terms of up to ten years, but the expected average life of such securities is generally three to four years. However, we may invest in loans and securities with any maturity or duration. Our debt investments may be rated by a nationally recognized statistical rating organization, or NRSRO, and, in such case, generally will carry a rating below investment grade (rated lower than “Baa3” by Moody’s Investors Service, Inc., or Moody’s, or lower than “BBB-” by Standard & Poor’s Ratings Services, or S&P), which investments are often referred to as “junk.” We may invest without limit in debt or other securities of any rating, as well as debt or other securities that have not been rated by a NRSRO.

To seek to enhance our returns, we employ leverage as market conditions permit and at the discretion of the Advisor, but in no event will leverage employed exceed the maximum amount permitted by the 1940 Act. Prior to June 14, 2019, in accordance with the 1940 Act, we were allowed to borrow amounts such that our asset coverage, calculated pursuant to the 1940 Act, was at least 200% after such borrowing. Effective June 15, 2019, following approval by our stockholders, our asset coverage requirement was reduced from 200% to 150%.

As a BDC, we are subject to certain regulatory restrictions in making our investments. For example, BDCs generally are not permitted to co-invest with certain affiliated entities in transactions originated by the BDC or its affiliates in the absence of an exemptive order from the U.S. Securities and Exchange Commission, or the SEC. However, BDCs are permitted to, and may, simultaneously co-invest in transactions where price is the only negotiated term. In an order dated January 5, 2021, the SEC granted exemptive relief permitting us, subject to the satisfaction of certain conditions, to co-invest in certain privately negotiated investment transactions, including investments originated and directly negotiated by the Advisor or KKR Credit, with certain affiliates of the Advisor, or our co-investment affiliates. We believe this relief enhances our ability to further our investment objectives and strategy. We believe this relief may also increase favorable investment opportunities for us, in part, by allowing us to participate in larger investments, together with our co-investment affiliates, than would be available to us if such relief had not been obtained.

Corporate Capital Trust, Inc. Acquisition

On December 19, 2018, we completed our acquisition of Corporate Capital Trust, Inc., or CCT, pursuant to that certain Agreement and Plan of Merger, or the 2018 Merger Agreement, dated as of July 22, 2018, by and among us, CCT, IC Acquisition, Inc., a former wholly-owned subsidiary of the Company, or Merger Sub, and the Advisor. Pursuant to the 2018 Merger Agreement, CCT was first merged with and into Merger Sub, with CCT as the surviving corporation, and, immediately following such merger, CCT was then merged with and into the Company, with the Company as the surviving company, or the 2018 Merger. In accordance with the terms of the 2018 Merger Agreement, at the time of the transactions contemplated by the 2018 Merger Agreement, each outstanding share of CCT common stock was converted into the right to receive 2.3552 shares of our common stock. As a result, we issued an aggregate of approximately 292,324,670 shares of our common stock to former CCT stockholders. Following the consummation of the 2018 Merger, we entered into a new investment advisory agreement with the Advisor. Share and exchange ratio amounts in the foregoing do not reflect the Reverse Stock Split as discussed below.

Reverse Stock Split

On June 15, 2020, the Company filed Articles of Amendment to its Articles of Incorporation, or the Reverse Stock Split Amendment, with the State Department of Assessments and Taxation of the State of Maryland to effect a 4 to 1 reverse split of the Company’s shares of common stock, or the Reverse Stock Split. The Reverse Stock Split became effective in accordance with the terms of the Reverse Stock Split Amendment on June 15, 2020. As a result of the Reverse Stock Split, every four shares of the Company’s common stock issued and outstanding were automatically combined into one share of the Company’s common stock, and the number of outstanding shares of the Company’s common stock was reduced from approximately 495.0 million to approximately 123.8 million as of June 15, 2020. The Reverse Stock Split did not modify the rights or preferences of the Company’s common stock. The Company also filed a separate Articles of Amendment to its Articles of Incorporation with the State Department of Assessments and Taxation of the State of Maryland to provide that there would be no change in the par value of $0.001 per share as a result of the Reverse Stock Split.

Merger with FSKR

On June 16, 2021, the Company completed its merger with FS KKR Capital Corp II., or FSKR, pursuant to that certain Agreement and Plan of Merger, or the 2020 Merger Agreement, by and among us, FSKR, Rocky Merger Sub, Inc., a wholly-owned subsidiary of FSK, or Rocky Merger Sub, and the Advisor. Pursuant to the 2020 Merger Agreement, Rocky Merger Sub was first merged with and into FSKR, with FSKR continuing as the surviving company, or the First Merger, and, immediately following the First Merger, FSKR was then merged with and into FSK, with FSK as the surviving company, or, together with the First Merger, the 2021 Merger. In the 2021 Merger, each share of FSKR common stock issued and outstanding immediately prior to the effective time of the First Merger was converted into 0.9498 shares of FSK common stock. Following the consummation of the 2021 Merger, we entered into an amended and restated investment advisory agreement with the Advisor, or the investment advisory agreement.

About the Advisor

The Advisor is a Delaware limited liability company, located at 201 Rouse Boulevard, Philadelphia, PA 19112, registered as an investment adviser with the SEC under the Advisers Act. The Advisor is a partnership between an affiliate of FS Investments and KKR Credit. Our chairman and chief executive officer, Michael C. Forman, serves as the Advisor’s chairman and chief executive officer.

The Advisor has significant experience in private lending and private equity investing and has developed an expertise in using all levels of a firm’s capital structure to produce income-generating investments, while focusing on risk management. The Advisor also has extensive knowledge of the managerial, operational and regulatory requirements of publicly registered alternative asset entities, such as BDCs. We believe that the active and ongoing participation by the Advisor, FS Investments, KKR Credit and their respective affiliates in the credit markets, and the depth of experience and disciplined investment approach of the Advisor, will allow the Advisor to successfully execute our investment strategies.

Our board of directors, which is comprised of a majority of independent directors, oversees and monitors our investment performance, and beginning with the second anniversary of the effective date of the investment advisory agreement, will review the investment advisory agreement to determine, among other things, whether the fees payable under such agreement are reasonable in light of the services provided.

About FS Investments

FS Investments is a leading asset manager dedicated to helping individuals, financial professionals and institutions design better portfolios. The firm provides access to alternative sources of income and growth, and focuses on setting industry standards for investor protection, education and transparency. FS Investments is headquartered in Philadelphia, PA, with offices in New York, NY, Orlando, FL and Leawood, KS. The firm had approximately $23 billion in assets under management as of December 31, 2020.

About KKR Credit

KKR Credit is a Delaware limited liability company, located at 555 California Street, 50th Floor, San Francisco, CA 94104, registered as an investment adviser with the SEC under the Advisers Act. It had approximately $78 billion of assets under management as of December 31, 2020 across investment funds, structured finance vehicles, specialty finance companies and separately managed accounts that invest capital in both liquid and illiquid credit strategies on behalf of some of the largest public and private pension plans, global financial institutions, university endowments and other institutional and public market investors. Its investment professionals utilize an industry and thematic approach to investing and benefit from access, where appropriate, to the broader resources and intellectual capital of KKR & Co. Inc., or KKR & Co.

KKR Credit is a subsidiary of KKR & Co., a leading global investment firm with approximately $252 billion in assets under management as of December 31, 2020, that manages investments across multiple asset classes, including private equity, energy, infrastructure, real estate and credit, with strategic manager partnerships that manage hedge funds. KKR & Co. aims to generate attractive investment returns for its fund investors by following a patient and disciplined investment approach, employing world-class people, and driving growth and value creation with KKR & Co. portfolio companies. KKR & Co. invests its own capital alongside the capital it manages for fund investors and provides financing solutions and investment opportunities through its capital markets business.

Risk Factors

Investing in FSK involves risks. The following is a summary of the principal risks that you should carefully consider before investing in our securities. In addition, see “Risk Factors” beginning on page 17 and in our most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q incorporated by reference herein for a more detailed discussion of the principal risks as well as certain other risks you should carefully consider before deciding to invest in our securities.

Risks Related to Our Business and Structure

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If our investment advisory agreement were to be terminated, or if the Advisor loses any members of its senior management team, our ability to achieve our investment objectives could be significantly harmed.

•	The inability of the Advisor to generate investment opportunities through relationships with private equity sponsors, investment banks and commercial banks could adversely affect our business.

•	We operate in a highly competitive market for investment opportunities.

•	Our board of directors may change our policies and strategies without prior notice or stockholder approval.

•	The Small Business Credit Availability Act allows us to incur additional leverage.

•	Future legislation or rules could modify how we treat and use derivatives and other financial arrangements.

•	Compliance with regulations applicable to us as a public company will involve significant expenditures.

•	Failure to maintain safeguard the security of our data could compromise our ability to conduct business.

•	We and our Advisor could be the target of litigation, including in connection with stockholder activism.

•	We may be unable to realize the benefits anticipated by the 2021 Merger, including estimated cost savings, or it may take longer than anticipated to achieve such benefits.

Risks Related to the Advisor and its Affiliates

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The Advisor and its affiliates face conflicts of interest as a result of arrangements between us and the Advisor and related to obligations the Advisor and its affiliates have to our affiliates and to other clients.

•	We may be obligated to pay the Advisor incentive compensation on income that we have not received.

•	We may face additional competition because employees of the Advisor are not prohibited from raising money for or managing another entity that makes the same types of investments that we target.

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The Advisor’s liability to us is limited, and we are required to indemnify it against certain liabilities, which may lead it to act in a riskier manner on our behalf than it would when acting for its own account.

Risks Related to Business Development Companies and RICs

•	Failure to maintain our status as a BDC would reduce our operating flexibility.

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We will be subject to corporate-level income tax if we are unable to qualify as a RIC or to satisfy the RIC annual distribution requirements, and our investments may be subject to corporate-level income tax.

•	Our ability to acquire investments may be adversely affected if we cannot obtain financing.

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The requirement that we invest a sufficient portion of our assets in qualifying assets could preclude us from investing in accordance with our current business strategy; conversely, the failure to invest a sufficient portion of our assets in qualifying assets could result in our failure to maintain our status as a BDC.

•	Regulations governing our operation as a BDC and a RIC will affect our ability and means to raise additional capital or borrow for investment purposes, which may have a negative effect on our growth.

•	Our ability to enter into transactions with our affiliates is restricted.

Risks Related to our Investments

•	Our investments in prospective portfolio companies may be risky, and we could lose all of our investment.

•	International investments create additional risks.

•	Our investments in private investment funds subject us indirectly to the underlying risks of such private investment funds and additional fees and expenses.

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We may acquire financial instruments for purposes of “hedging” or reducing our risks, which may be costly and ineffective and could reduce the cash available to service debt or for distribution to stockholders.

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There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims. If there is a default, the value of any collateral securing our debt investments may not be sufficient to repay in full both the other creditors and us.

•	We generally will not control our portfolio companies.

•	Declines in market values or fair market values of our investments could result in significant net unrealized depreciation of our portfolio, which in turn would reduce our net asset value.

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A significant portion of our investment portfolio is and will be recorded at fair value as determined in good faith by our board of directors and, as a result, there is uncertainty as to the value of our portfolio investments.

•	We are exposed to risks associated with changes in interest rates.

•	A covenant breach by our portfolio companies may harm our operating results.

•	Our portfolio companies may be highly leveraged.

•	We may not realize gains from our equity investments.

•	An investment strategy focused primarily on privately held companies presents certain challenges, including the lack of available information about these companies.

•	A lack of liquidity in certain of our investments may adversely affect our business.

•	We may not have the funds or ability to make additional investments in our portfolio companies.

•	Prepayments of our debt investments by our portfolio companies could adversely impact our results.

•	Our investments may include original issue discount and PIK instruments.

•	We may from time to time enter into derivative transactions which expose us to certain risks.

•	We may invest through special purpose vehicles, which may entail greater risks.

Risks Related to Debt Financing

•	We currently incur indebtedness to make investments, which magnifies the potential for gain or loss on amounts invested in our common stock and may increase the risk of investing in our common stock.

•	The agreements governing our debt financing arrangements contain various covenants which, if not complied with, could have a material adverse effect on our ability to meet our investment obligations.

Risks Related to an Investment in Our Common Stock

•	There is a risk that investors in our common stock may not receive distributions.

•	Portions of the distributions that we make may represent a return of capital to stockholders.

•	Our shares of common stock may trade at a discount to net asset value, and we may issue shares at prices below our then-current net asset value.

•	We may pay distributions from offering proceeds, borrowings or the sale of assets.

•	A stockholder’s interest in us will be diluted if we issue additional shares.

•	Certain provisions of our charter and bylaws as well as provisions of the Maryland General Corporation Law could deter takeover attempts and have an adverse impact on the value of our common stock.

•	The net asset value and/or market price of our common stock may fluctuate significantly.

•	Holders of any preferred stock that we issue will have the right to elect members of the board of directors.

General Risk Factors

•	Events outside of our control, including public health crises, could negatively affect our operations.

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If the current period of capital market disruption and instability continues, investors in our equity securities may not receive distributions consistent with historical levels or at all, and the valuation of our investments and our ability to raise capital could be negatively impacted.

•	Global economic, political and market conditions may adversely affect our business and financial condition.

•	Changes to U.S. tariff and import/export regulations may negatively affect our portfolio companies.

•	Economic sanction laws in the U.S. and other jurisdictions may prohibit us and our affiliates from transacting with certain countries, individuals and companies.

•	Future economic downturns could impair our portfolio companies and harm our operating results.

Our Corporate Information

Our principal executive offices are located at 201 Rouse Boulevard, Philadelphia, Pennsylvania 19122 and our telephone number is (215) 495-1150. We maintain a website located at www.fskkradvisor.com. Information on our website is not incorporated into or a part of this prospectus.

OFFERINGS

We may offer, from time to time, in one or more offerings or series, our common stock, preferred stock, warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, subscription rights or debt securities on terms to be determined at the time of the offering. We will offer our securities at prices and on terms to be set forth in one or more supplements to this prospectus. The offering price per share of our common stock, less any underwriting commissions or discounts, generally will not be less than the net asset value per share of our common stock at the time of an offering. However, we may issue shares of our common stock pursuant to this prospectus at a price per share that is less than our net asset value per share (a) in connection with a rights offering to our existing stockholders, (b) with the prior approval of the majority of our common stockholders or (c) under such other circumstances as the SEC may permit. Any such issuance of shares of our common stock below net asset value may be dilutive to the net asset value of our common stock. See “Risk Factors-Risks Related to Debt Financing” and “Risk Factors-Risks Related to an Investment in Our Common Stock” in our most recent Annual Report on Form 10-K as well as “Risk Factors” included in this prospectus.

We may offer our securities directly to one or more purchasers, including existing stockholders in a rights offering, through agents that we designate from time to time or to or through underwriters or dealers. The prospectus supplement relating to each offering will identify any agents or underwriters involved in the sale of our securities, and will set forth any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution.” We may not sell any of our securities through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering of our securities. Set forth below is additional information regarding offerings of our securities:

Use of proceeds	Unless otherwise specified in a prospectus supplement or any free writing prospectus relating to an offering, we intend to use substantially all of the proceeds from a sale of our securities, net of expenses, for general corporate purposes, which may include, among other things, making investments in private U.S. companies in accordance with our investment objectives and using the strategies described in this prospectus or repaying indebtedness. Each supplement to this prospectus relating to an offering will more fully identify the use of the proceeds from such offering. See “Use of Proceeds.”

Distributions	Subject to applicable legal restrictions and the sole discretion of our board of directors, we intend to declare and pay regular cash distributions on a quarterly basis. From time to time, we may also pay special interim distributions in the form of cash or shares of our common stock at the discretion of our board of directors. The timing and amount of any future distributions to stockholders are subject to applicable legal restrictions and the sole discretion of our board of directors. See “Distributions.”

Taxation

We have elected to be subject to tax as a RIC under Subchapter M of the Code. As a RIC, we generally will not be subject to pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that we timely distribute each tax year as distributions for U.S. federal income tax purposes to our stockholders. To qualify for and maintain our qualification as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described herein). See “Material U.S. Federal Income Tax Considerations.”

Distribution reinvestment plan	We have adopted an “opt out” distribution reinvestment plan that provides for reinvestment of our distributions on behalf of our stockholders unless a stockholder elects to receive cash. As a result, if our board of directors declares a cash distribution, then stockholders who have not elected to “opt out” of our distribution reinvestment plan will have their cash distributions automatically reinvested in additional shares of our common stock as described below. The timing and amount of any future distributions to stockholders are subject to applicable legal restrictions and the sole discretion of our board of directors. See “Distribution Reinvestment Plan” below.

Trading Symbol	“FSK”

Leverage	We borrow funds to make additional investments. We use this practice, which is known as “leverage,” to attempt to increase returns to our stockholders, but it involves significant risks. See “Risk Factors” and “Senior Securities”. We are currently allowed to borrow amounts such that our asset coverage, as calculated pursuant to the Investment Company Act, equals at least 150% after such borrowing. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations-Financial Condition, Liquidity and Capital Resources” in our most recent Annual Report on Form 10-K and “Management’s Discussion and Analysis of Financial Condition and Results of Operations-Financial Condition, Liquidity and Capital Resources” in our most recent Quarterly Report on Form 10-Q.

Management arrangements	FS/KKR Advisor, LLC serves as our investment adviser and as our administrator. For a description of the Advisor, see “Business” in our most recent Annual Report on Form 10-K under the captions “About the Advisor” and “Operating and Regulatory Structure.”

Available information	We file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. This information is available free of charge by calling us collect at (215) 495-1150 or on our website at www.fskkradvisor.com. Information contained on our website is not incorporated by reference into this prospectus or any supplements to this prospectus, and you should not consider that information to be part of this prospectus or any supplements to this prospectus. The SEC maintains an Internet website that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available free of charge on the SEC’s Internet website at http://www.sec.gov. See “Available Information.”

Incorporation by reference	This prospectus is part of a registration statement that we have filed with the SEC. The information incorporated by reference is considered to comprise a part of this prospectus from the date we file that document. Any reports filed by us with the SEC before the date that any offering of any securities by means of this prospectus and any accompanying prospectus supplement is terminated will automatically update and, where applicable, supersede any information contained in this prospectus or incorporated by reference in this prospectus. See “Incorporation by Reference.”

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in shares of our common stock will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you,” “us” or “FS KKR Capital Corp.,” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in us.

Stockholder Transaction Expenses (as a percentage of offering price)
Sales load(1)	—%
Offering expenses(2)	—%
Distribution reinvestment plan expenses(3)	None
Total stockholder transaction expenses	—%

Annual expenses (as a percentage of average net assets attributable to common stock)(4)
Base management fee(5)	3.10%
Incentive fees payable under the investment advisory agreement(6)	2.88%
Interest payments on borrowed funds(7)	3.47%
Other expenses(8)	0.88%
Acquired fund fees and expenses(9)	0.35%
Total annual expenses(10)	10.68%

(1)	In the event that the securities to which this prospectus relates are sold to or through underwriters or agents, a corresponding prospectus supplement will disclose the applicable sales load.
(2)

The related prospectus supplement will disclose the estimated amount of total offering expenses (which may include offering expenses borne by third parties on our behalf), the offering price and the offering expenses borne by us as a percentage of the offering price.

(3)	The estimated expenses associated with our distribution reinvestment plan are included in “Other expenses.” See “Distribution Reinvestment Plan.”
(4)	“Average net assets attributable to common stock” equals our average net assets of $7.6 billion for the period subsequent to the 2021 Merger through June 30, 2021.
(5)

Our base management fee under the investment advisory agreement is payable quarterly in arrears and is calculated at an annual rate of 1.50% of the average weekly value of our gross assets, which are assumed to equal 208% of our average net assets as described in Note 4 above. The base management fee shown in the table above is higher than 1.50% because the base management fee in the table is required to be calculated as a percentage of our average net assets, rather than gross assets.

(6)

The incentive fee in the investment advisory agreement consists of two parts. The first part of the incentive fee, which is referred to as the subordinated incentive fee on income, will be calculated and payable quarterly in arrears, will equal 17.5% of our “pre-incentive fee net investment income” for the immediately preceding quarter and will be subject to a hurdle rate, expressed as a rate of return on our net assets, equal to 1.75% per quarter, or an annualized hurdle rate of 7.0%. The amount in the table above assumes that the subordinated incentive fee on income will be 2.88% of average net assets. This figure is based on the annualized subordinated incentive fees on income accrued for the period subsequent to the 2021 Merger through June 30, 2021, recalculated based on the base management fee and incentive fee in the investment advisory agreement, and assumes that such amount represents the subordinated incentive fees on income that will be payable over the twelve months following June 30, 2021. The actual subordinated incentive fee on income as a percentage of our average net assets may be higher than this amount.

The second part of the incentive fee, which is referred to as the incentive fee on capital gains, is determined and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory agreement). This fee equals 20.0% of our incentive fee capital gains, which equals our realized capital gains on a cumulative basis from inception, calculated as of the end of the applicable period, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gains incentive fees. The amount in the table assumes that there is no incentive fee on capital gains and is based on the net unrealized depreciation as of June 30, 2021. Such amounts are expressed as a percentage of the average net assets as of such date.
(7)

See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources” in our most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q for a discussion of our financing arrangements. The calculation assumes (i) $15.8 billion in total assets, (ii) a weighted average cost of funds of 3.38%, (iii) $7.8 billion in debt outstanding (i.e., assumes that the maximum amount of debt permitted under the 1940 Act minimum asset coverage requirement is outstanding as of June 30, 2021) and (iv) $7.7 billion in stockholders’ equity.

(8)

Other expenses include accounting, legal and auditing fees and excise and state taxes, as well as the reimbursement of the compensation of administrative personnel and fees payable to our directors who do not also serve in an executive officer capacity for us or the Advisor. The amount presented in the table reflects annualized results of our operations for the quarter ended June 30, 2021.

(9)

Stockholders indirectly bear the expenses of underlying funds or other investment vehicles in which we invest that (1) are investment companies or (2) would be investment companies under section 3(a) of the 1940 Act but for the exceptions to that definition provided for in sections 3(c)(1) and 3(c)(7) of the 1940 Act. This amount includes the fees and expenses of Credit Opportunities Partners JV, LLC (“COP JV”), our joint venture with South Carolina Retirement Systems Group Trust. The amount shown is the expense ratio of COP JV for the six months ended June 30, 2021 and multiplied by the value of the Company’s holding of COP JV as of June 30, 2021, divided by the Company’s net assets as of June 30, 2021.

(10)

“Total annual expenses” as a percentage of net assets attributable to common stock are higher than the total annual expenses percentage would be for a company that is not leveraged. We borrow money to leverage our net assets and increase our total assets. The SEC requires that the “total annual expenses” percentage be calculated as a percentage of net assets (defined as total assets less indebtedness), rather than the total assets, including assets that have been funded with borrowed monies. If the “total annual expenses” percentage were calculated instead as a percentage of total assets, our “total annual expenses” would be 5.14% of total assets.

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. Transaction expenses are not included in the following example. In the event that shares of common stock are sold to or through underwriters or agents, a corresponding prospectus supplement will restate this example to reflect the applicable sales load. See “Plan of Distribution” for additional information regarding stockholder transaction expenses.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return (none of which is subject to our incentive fee on capital gains):	$77	$224	$363	$679
You would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return resulting entirely from net realized capital gains (all of which is subject to our incentive fee on capital gains):	$86	$249	$400	$730

The example and the expenses in the tables above should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown. Because the example assumes, as required by the SEC, a 5.0% annual return, no subordinated incentive fee on income would be accrued and payable in any of the indicated time periods. Our performance will vary and may result in a return greater or less than 5.0%. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our expenses, and returns to our investors, would be higher. In addition, while the example assumes reinvestment of all distributions at net asset value, reinvestment of distributions under our distribution reinvestment plan may occur at a price per share that differs from the then-current net asset value per share. See “Distribution Reinvestment Plan” for additional information regarding our distribution reinvestment plan. See “Plan of Distribution” for additional information regarding stockholder transaction expenses.

FINANCIAL HIGHLIGHTS

The information contained in Note 12 to our audited consolidated financial statements in our most recent Annual Report on Form 10-K and in Note 11 to our unaudited consolidated financial statements in our most recent Quarterly Report on Form 10-Q is incorporated by reference herein.

The following is a schedule of financial highlights of the Company for the years ended December 31, 2015, 2014, 2013, 2012 and 2011. The below schedule does not give effect to the 4 to 1 reverse stock split consummated by the Company on June 15, 2020.

	Year Ended December 31,
	2015	2014	2013	2012	2011
Per Share Data:(1)
Net asset value, beginning of period	$9.83	$10.18	$9.97	$9.35	$9.42
Results of operations(2)
Net investment income (loss)	1.10	0.97	0.96	0.59	0.76
Net realized and unrealized appreciation (depreciation) on investments and total return swap and gain/loss on foreign currency	(0.94)	(0.19)	0.08	0.86	(0.19)

Net increase (decrease) in net assets resulting from operations	0.16	0.78	1.04	1.45	0.57

Stockholder distributions(3)
Distributions from net investment income	(0.75)	(0.79)	(0.83)	(0.63)	(0.78)
Distributions from net realized gain on investments	(0.14)	(0.29)	—	(0.23)	(0.13)

Net decrease in net assets resulting from stockholder distributions	(0.89)	(1.08)	(0.83)	(0.86)	(0.91)

Capital share transactions
Issuance of common stock(4)	0.00	0.00	0.00	0.04	0.34
Repurchases of common stock(5)	—	(0.05)	(0.00)	(0.00)	(0.00)
Offering costs(2)	—	—	—	(0.01)	(0.07)

Net increase (decrease) in net assets resulting from capital share transactions	—	(0.05)	—	0.03	0.27

Net asset value, end of period	$9.10	$9.83	$10.18	$9.97	$9.35

	Year Ended December 31,
	2015	2014	2013	2012	2011
Per share market value, end of period	$8.99	$9.93	—	—	—

Shares outstanding, end of period	242,847,016	240,896,559	259,320,161	251,890,821	160,390,540

Total return based on net asset value(6)	1.63%	7.17%	10.43%	15.83%	8.93%

Total return based on market value(7)	(0.50)%	5.35%	—	—	—

Ratio/Supplemental Data:
Net assets, end of period	$2,208,928	$2,366,986	$2,640,992	$2,511,738	$1,498,892

Ratio of net investment income to average net assets(8)	11.25%	9.54%	9.50%	6.07%	8.10%

Ratio of total operating expenses to average net assets(8)	8.90%	8.90%	8.90%	7.67%	5.01%
Ratio of waived expenses to average net assets(8)	—	(0.11)%	—	—	—

Ratio of net operating expenses to average net assets(8)	8.90%	8.79%	8.90%	7.67%	5.01%

Portfolio turnover	39.93%	50.27%	61.18%	65.70%	72.28%

Total amount of senior securities outstanding, exclusive of treasury securities	$1,834,625	$1,863,827	$1,673,682	$1,649,713	$791,324

Asset coverage per unit(9)	2.20	2.27	2.58	2.52	2.89

(1)	Per share data may be rounded in order to recompute the ending net asset value per share.
(2)	The per share data was derived by using the weighted average shares outstanding during the applicable period.
(3)	The per share data for distributions reflect the actual amount of distributions paid per share during the applicable period.
(4)

The issuance of common stock on a per share basis reflects the incremental net asset value changes as a result of the issuance of shares of common stock pursuant to the Company’s continuous public offering, as applicable, and pursuant to the Company’s distribution reinvestment plan. The issuance of common stock at an offering price, net of sales commissions and dealer manager fees, that is greater than the net asset value per share results in an increase in net asset value per share. The per share impact of the Company’s distribution reinvestment plan is an increase to the net asset value of less than $0.01 per share during the years ended December 31, 2015, 2014 and 2013.

(5)

The listing tender offer and the purchase of shares of common stock pursuant thereto on June 4, 2014 resulted in a reduction to net asset value as a result of the Company repurchasing shares at a price greater than its net asset value per share. The per share impact of the Company’s repurchases of common stock is a reduction to net asset value of less than $0.01 per share during the years ended December 31, 2013, 2012 and 2011.

(6)

The total return based on net asset value for each year presented was calculated by taking the net asset value per share as of the end of the applicable year, adding the cash distributions per share that were declared during the applicable calendar year and dividing the total by the net asset value per share at the beginning of the applicable year. Total return based on net asset value does not consider the effect of any sales commissions or charges that may be incurred in connection with the sale of shares of the Company’s common stock. The historical calculation of total return based on net asset value in the table should not be considered a representation of the Company’s future total return based on net asset value, which may be greater or less than the return shown in the table due to a number of factors, including the Company’s ability or inability to make investments in companies that meet its investment criteria, the interest rates payable on the debt securities the Company acquires, the level of the Company’s expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Company encounters competition in its markets and general economic conditions. As a result of these factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total return calculations set forth above represent the total return on the Company’s investment portfolio during the applicable period and do not represent an actual return to stockholders.
(7)

The total return based on market value for the year ended December 31, 2015 was calculated by taking the closing price of the Company’s shares on the NYSE on December 31, 2015, adding the cash distributions per share that were declared during the year ended December 31, 2015 and dividing the total by $9.93, the closing price of the Company’s shares on the NYSE on December 31, 2014. The total return based on market value for the year ended December 31, 2014 was calculated by taking the closing price of the Company’s shares on the NYSE on December 31, 2014, adding the cash distributions per share that were declared during the period from April 16, 2014 to December 31, 2014 and dividing the total by $10.25, the closing price of the Company’s shares on the NYSE on April 16, 2014 (the first day the shares began trading on the NYSE). Total return based on market value does not consider the effect of any sales commissions or charges that may be incurred in connection with the sale of shares of the Company’s common stock. The historical calculation of total return based on market value in the table should not be considered a representation of the Company’s future total return based on market value, which may be greater or less than the return shown in the table due to a number of factors, including the Company’s ability or inability to make investments in companies that meet its investment criteria, the interest rates payable on the debt securities the Company acquires, the level of the Company’s expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Company encounters competition in its markets, general economic conditions and fluctuations in per share market value. As a result of these factors, results for any previous period should not be relied upon as being indicative of performance in future periods.

(8)

Weighted average net assets during the applicable period are used for this calculation. The following is a schedule of supplemental ratios for the years ended December 31, 2015, 2014, 2013, 2012 and 2011:

	Year Ended December 31,
	2015	2014	2013	2012	2011
Ratio of accrued capital gains incentive fees to average net assets	(0.89)%	(0.37)%	0.16%	1.80%	(0.46)%
Ratio of subordinated income incentive fees to average net assets	2.59%	2.29%	2.41%	0.61%	—
Ratio of interest expense to average net assets	3.19%	2.56%	1.97%	1.37%	1.29%
Ratio of excise taxes to average net assets	0.26%	0.21%	0.22%	0.02%	—

(9)

Asset coverage per unit is the ratio of the carrying value of the Company’s total consolidated assets, less liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness.

RISK FACTORS

Investing in our securities involves a number of significant risks. In addition to the other information contained in this prospectus and the applicable prospectus supplement and any free writing prospectus, you should consider carefully the following information and the risk factors incorporated by reference in our most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K we file after the date of this prospectus, and all other information contained or incorporated by reference into this prospectus, as updated by our subsequent filings under the Exchange Act and the risk factors and other information contained in any prospectus supplement and any free writing prospectus before acquiring any of such securities before making an investment in our securities. Additional risks and uncertainties not presently known to us or not presently deemed material by us may also impair our operations and performance. Each of the risk factors could materially adversely affect our business, financial condition and results of operations. In such case, the net asset value and market price of our common stock could decline or the value of our preferred stock, warrants, subscription rights or debt securities may decline, and investors may lose all or part of their investment.

Past financial performance may not be a reliable indicator of future performance, and historical trends should not be used to anticipate results or trends in future periods. If any of these risks actually occurs, our business, reputation, financial condition, results of operations, revenue, and future prospects could be seriously harmed. This could cause our net asset value and the trading price of our securities to decline, resulting in a loss of all or part of your investment. Please also read carefully the section titled “Special Note Regarding Forward-Looking Statements.”

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements in this prospectus, including the documents we incorporate by reference herein and any applicable prospectus supplement or free writing prospectus, including the documents we incorporate by reference therein, constitute forward-looking statements because they relate to future events or our future performance or financial condition. The forward-looking statements contained in this prospectus and any applicable prospectus supplement or free writing prospectus may include statements as to:

•	our future operating results;

•	our business prospects and the prospects of the companies in which we may invest, including our and their ability to achieve our respective objectives as a result of the current COVID-19 pandemic;

•	the impact of the investments that we expect to make;

•	the ability of our portfolio companies to achieve their objectives;

•	our current and expected financings and investments;

•	receiving and maintaining corporate credit ratings and changes in the general interest rate environment;

•	the adequacy of our cash resources, financing sources and working capital;

•	the timing and amount of cash flows, distributions and dividends, if any, from our portfolio companies;

•	our contractual arrangements and relationships with third parties;

•	actual and potential conflicts of interest with the Advisor, future investment advisers or any of their affiliates;

•	the dependence of our future success on the general economy and its effect on the industries in which we may invest;

•	general economic and political trends and other external factors, including the current COVID-19 pandemic and related disruptions caused thereby;

•	our use of financial leverage;

•	the ability of the Advisor to locate suitable investments for us and to monitor and administer our investments;

•	the ability of the Advisor or its affiliates to attract and retain highly talented professionals;

•	our ability to maintain our qualification as a RIC and as a BDC;

•	the impact on our business of the Dodd-Frank Act and the rules and regulations issued thereunder;

•	the effect of changes to tax legislation on us and the portfolio companies in which we may invest and our and their tax position; and

•	the tax status of the enterprises in which we may invest.

In addition, words such as “anticipate,” “believe,” “expect” and “intend” indicate a forward-looking statement, although not all forward-looking statements include these words. The forward-looking statements contained in or incorporated by reference into this prospectus and any applicable prospectus supplement or free writing prospectus involve risks and uncertainties. Our actual results could differ materially from those implied or expressed in the forward-looking statements for any reason, including those factors incorporated by reference in “Risk Factors” and elsewhere in this prospectus. Other factors that could cause actual results to differ materially include:

•	changes in the economy;

•	risks associated with possible disruption in our operations or the economy generally due to terrorism, natural disasters or pandemics;

•	future changes in laws or regulations and conditions in our operating areas; and

•	the price at which shares of our common stock may trade on the NYSE.

Discussions containing these forward-looking statements may be found in the sections titled “Business,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” incorporated by reference from our most recent Annual Report on Form 10-K, as well as any amendments filed with the SEC. We discuss in greater detail, and incorporate by reference into this prospectus in their entirety, many of these risks and uncertainties in the sections titled “Risk Factors” in the applicable prospectus supplement, in any free writing prospectus we may authorize for use in connection with a specific offering and in our most recent Annual Report on Form 10-K, and any subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K as well as any amendments reflected in subsequent filings with the SEC. In addition, statements that we “believe” and similar statements reflect our beliefs and opinions on the relevant subject. These statements are based on information available to us on the date of this prospectus, free writing prospectus and documents incorporated by reference into this prospectus and while we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain, and investors are cautioned not to unduly rely on these statements. Except as required by the federal securities laws, we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise.

USE OF PROCEEDS

Unless otherwise specified in a prospectus supplement or any free writing prospectus relating to an offering, we intend to use substantially all of the proceeds from a sale of our securities, net of expenses, for general corporate purposes, which may include, among other things, making investments in private U.S. companies in accordance with our investment objectives and using the strategies described in this prospectus or repaying indebtedness. We anticipate that we will use substantially all of the net proceeds of an offering for the above purposes within approximately six months after the completion of such offering. However, depending on market conditions and other factors, including the availability of investments that meet our investment objectives, we may be unable to invest such proceeds within the time period we anticipate.

Pending such use, we intend to invest the net proceeds of any offering primarily in cash, cash equivalents, including money market funds, U.S. government securities, repurchase agreements and high-quality debt instruments maturing in one year or less from the time of investment, consistent with our BDC election and our election for taxation as a RIC. These temporary investments may have lower yields than our other investments and, accordingly, may result in lower distributions, if any, during such period. Our ability to achieve our investment objectives may be limited to the extent that the net proceeds from an offering, pending full investment, are held in lower yielding interest-bearing deposits or other short-term instruments.

DISTRIBUTIONS

Subject to applicable legal restrictions and the sole discretion of our board of directors, we intend to declare and pay regular cash distributions on a quarterly basis. From time to time, we may also pay special interim distributions in the form of cash or shares of our common stock at the discretion of our board of directors. The timing and amount of any future distributions to stockholders are subject to applicable legal restrictions and the sole discretion of our board of directors.

During certain periods, our distributions may exceed our earnings. As a result, it is possible that a portion of the distributions we make may represent a return of capital. A return of capital generally is a return of a stockholder’s investment rather than a return of earnings or gains derived from our investment activities. Each year a statement on Form 1099-DIV identifying the sources of the distributions will be mailed to our stockholders subject to information reporting. No portion of the distributions paid during the tax years ended December 31, 2020, 2019 or 2018 represented a return of capital.

We intend to continue to make our regular distributions in the form of cash, out of assets legally available for distribution, except for those stockholders who receive their distributions in the form of shares of our common stock under our distribution reinvestment plan. Any distributions reinvested under the plan will nevertheless remain taxable to a U.S. stockholder.

We have elected to be subject to tax as a RIC under Subchapter M of the Code. In order to maintain RIC tax treatment, we must, among other things, make distributions treated as dividends for U.S. federal income tax purposes of an amount at least equal to 90% of our investment company taxable income, determined without regard to any deduction for distributions paid, each tax year. As long as the distributions are declared by the later of the fifteenth day of the ninth month following the close of a tax year or the extended due date of the tax return for such tax year, including extensions, distributions paid up to twelve months after the current tax year can be carried back to the prior tax year for determining the distributions paid in such tax year. We intend to make sufficient distributions treated as dividends for U.S. federal income tax purposes to our stockholders to qualify for and maintain our RIC tax status each tax year. We are also subject to a 4% nondeductible federal excise taxes on certain undistributed income unless we make distributions in a timely manner to our stockholders generally of an amount at least equal to the sum of (1) 98% of our net ordinary income (taking into account certain deferrals and elections) for the calendar year, (2) 98.2% of our capital gain net income, which is the excess of capital gains in excess of capital losses, or “capital gain net income” (adjusted for certain ordinary losses), for the one-year period ending October 31 of that calendar year and (3) any net ordinary income and capital gain net income for the preceding years that were not distributed during such years and on which we incurred no U.S. federal income tax. Any distribution treated as dividends for U.S. federal income tax purposes that is declared by us during October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following calendar year, will be treated as if it had been paid by us, as well as received by our U.S. stockholders, on December 31 of the calendar year in which the distribution was declared. We can offer no assurance that we will achieve results that will permit us to pay any cash distributions. If we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings. See “Regulation” in our most recent Annual Report on Form 10-K and “Material U.S. Federal Income Tax Considerations” in this prospectus.

Pursuant to our distribution reinvestment plan, we will reinvest all cash dividends or distributions declared by our board of directors on behalf of stockholders who do not elect to receive their distributions in cash. As a result, if our board of directors declares a distribution, then stockholders who have not elected to “opt out” of our distribution reinvestment plan will have their distributions automatically reinvested in additional shares of our common stock.

Registered stockholders must notify our transfer agent in writing if they wish to “opt out” of our distribution reinvestment plan. No action is required on the part of registered stockholders to have their cash distributions reinvested in shares of our common stock.

If a stockholder holds shares of our common stock in the name of a broker or financial intermediary, they should contact such broker or financial intermediary regarding their option to elect to receive distributions in cash in lieu of shares of our common stock.

With respect to each distribution pursuant to our distribution reinvestment plan, we reserve the right to either issue new shares of common stock or purchase shares of common stock in the open market in connection with implementation of our distribution reinvestment plan. Unless in our sole discretion, we otherwise direct the plan administrator, (A) if the per share market price (as defined in our distribution reinvestment plan) is equal to or greater than the estimated net asset value per share (rounded up to the nearest whole cent) of our common stock on the payment date for the distribution, then we will issue shares of common stock at the greater of (i) net asset value per share of common stock or (ii) 95% of the market price; or (B) if the market price is less than the net asset value per share, then, in our sole discretion, (i) shares of common stock will be purchased in open market transactions for the accounts of participants to the extent practicable, or (ii) we will issue shares of common stock at net asset value per share. Pursuant to the terms of our distribution reinvestment plan, the number of shares of common stock to be issued to a participant will be determined by dividing the total dollar amount of the distribution payable to a participant by the price per share at which we issue such shares; provided, however, that shares purchased in open market transactions by the plan administrator will be allocated to a participant based on the average purchase price, excluding any brokerage charges or other charges, of all shares of common stock purchased in the open market.

If a stockholder’s cash distributions are reinvested in our common stock pursuant to our distribution reinvestment plan, such stockholder generally will be subject to the same federal, state and local tax consequences as if it elected to receive distributions in cash. If our common stock is trading at or below net asset value, a stockholder reinvesting in our common stock will be treated as receiving a distribution in the amount of cash that they would have received if they had elected to receive the distribution in cash. If our common stock is trading above net asset value, a stockholder reinvesting in our common stock will be treated as receiving a distribution in the amount of the fair market value of our common stock. The stockholder’s basis for determining gain or loss upon the sale of common stock received on reinvestment of a cash distribution will be equal to the total dollar amount of the distribution payable to the stockholder. Any stock received on reinvestment of a cash distribution will have a holding period for tax purposes commencing on the day following the day on which the shares of common stock are credited to the stockholder’s account.

We may fund our cash distributions to stockholders from any sources of funds legally available to us, including proceeds from the sale of shares of our common stock, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets and dividends or other distributions paid to us on account of preferred and common equity investments in portfolio companies. We have not established limits on the amount of funds we may use from available sources to make distributions. There can be no assurance that we will be able to pay distributions at a specific rate or at all.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The information contained under the captions “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our most recent Annual Report on Form 10-K and in our most recent Quarterly Report on Form 10-Q is incorporated by reference herein.

SENIOR SECURITIES

Information about our senior securities (including debt securities and other indebtedness) is shown in the table below as of June 30, 2021 and December 31, 2020, 2019, 2018, 2017, 2016, 2015, 2014, 2013, 2012 and 2011. The information as of June 30, 2021 has been derived from our unaudited financial statements for such period. The information as of December 31, 2020 and 2019 has been derived from our audited financial statements for such period, which have been audited by Deloitte & Touche LLP, our independent registered public accounting firm as of such date. The information as of December 31, 2018, 2017, 2016, 2015, 2014, 2013, 2012 and 2011 has been derived from our audited financial statements for these periods, which have been audited by RSM US LLP, our independent registered public accounting firm as of such dates. This information about our senior securities should be read in conjunction with our audited consolidated financial statements and related notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in our most recent Annual Report on Form 10-K.

Year Ended December 31,	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage per Unit(2)	Involuntary Liquidation Preference per Unit(3)	Average Market Value per Unit(4) (Exclude Bank Loans)
2011	$791	2.89	—	N/A
2012	$1,650	2.52	—	N/A
2013	$1,674	2.58	—	N/A
2014	$1,864	2.27	—	N/A
2015	$1,835	2.20	—	N/A
2016	$1,703	2.35	—	N/A
2017	$1,722	2.33	—	N/A
2018	$3,397	2.23	—	N/A
2019	$4,195	1.92	—	N/A
2020	$4,042	1.77	—	N/A
2021 (as of June 30, 2021, unaudited)	$7,740	1.99	—	N/A

(1)	Total amount (in millions) of each class of senior securities outstanding at the end of the period presented.
(2)

Asset coverage per unit is the ratio of the carrying value of our total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness.

(3)

The amount to which such class of senior security would be entitled upon the voluntary liquidation of the issuer in preference to any security junior to it. The “—” in this column indicates that the SEC expressly does not require this information to be disclosed for certain types of senior securities.

(4)	Not applicable because senior securities are not registered for public trading on a stock exchange.

BUSINESS

The information contained under the captions “Business” and “Legal Proceedings” in our most recent Annual Report on Form 10-K is incorporated by reference herein.

PRICE RANGE OF COMMON STOCK

Our common stock has been listed on the NYSE since April 16, 2014. Our common stock traded under the ticker symbol “FSIC” until December 19, 2018 and has traded under the ticker symbol “FSK” since December 20, 2018. Prior to April 16, 2014, there was no public market for our common stock. Our shares of common stock have historically traded at prices both above and below our net asset value per share. It is not possible to predict whether shares of our common stock will trade at, above or below our net asset value in the future. See “Risk Factors.”

The following table sets forth: (i) the net asset value per share of our common stock as of the applicable period end, (ii) the range of high and low closing sales prices of our common stock as reported on the NYSE during the applicable period, (iii) the closing high and low sales prices as a premium (discount) to net asset value during the appropriate period, and (iv) the distribution per share of our common stock during the applicable period.

For the Three Months Ended (unless otherwise indicated)		Closing Sales Price		Premium / (Discount) of High Sales Price to NAV(2)	Premium / (Discount) of Low Sales Price to NAV(2)	Distributions per Share
	NAV per Share(1)	High	Low
Fiscal Year Ended December 31, 2019(3)
March 31, 2019	31.45	26.36	21.64	(16.18)%	(31.19)%	0.76000
June 30, 2019	31.51	25.52	23.32	(19.01)%	(25.99)%	0.76000
September 30, 2019	31.43	24.84	22.20	(20.97)%	(29.37)%	0.76000
December 31, 2019	30.54	25.44	22.60	(16.70)%	(26.00)%	0.76000

Fiscal Year Ended December 31, 2020(3)
March 31, 2020	24.36	25.24	9.44	3.61%	(61.25)%	0.76000
June 30, 2020	23.37	18.00	11.16	(22.98)%	(52.25)%	0.60000
September 30, 2020	24.46	17.07	13.31	(30.21)%	(45.58)%	0.60000
December 31, 2020	25.02	19.13	14.50	(23.54)%	(42.05%)	0.60000

Fiscal Year Ended December 31, 2021
March 31, 2021	26.03	20.99	16.34	(19.36%)	(37.23%)	0.60000
June 30, 2021	26.84	23.31	20.20	(13.15%)	(27.74)%	0.60000
September 30, 2021 (through September 27, 2021)	N/A	23.37	20.66	N/A	N/A	0.65000

(1)

Net asset value per share is determined as of the last day in the relevant period and therefore may not reflect the net asset value per share on the date of the high and low closing sales prices. The net asset values shown are based on outstanding shares at the end of the relevant period. Net asset value per share has not yet been publicly disclosed for any portion of the three months ending September 30, 2021.

(2)	Calculated as the respective high or low closing sale price less net asset value, divided by net asset value (in each case, as of the applicable period).
(3)

The share information utilized to determine per share data has been retroactively adjusted to reflect the 4 to 1 reverse stock split of our common stock which occurred on June 15, 2020. Per share data may be rounded in order to recompute the ending net asset value per share.

On September 27, 2021, the last reported closing sales price of our common stock on the NYSE was $22.28 per share.

As of September 20, 2021, we had 13,759 record holders of our common stock, which does not include beneficial owners of shares of common stock held in “street” name by brokers and other institutions on behalf of beneficial owners.

SALES OF COMMON STOCK BELOW NET ASSET VALUE

Our stockholders have in the past and may again approve our ability to sell shares of our common stock, not exceeding 25% of our then outstanding common stock, below our then-current net asset value per share in one or more public offerings of our common stock. In making a determination that an offering below net asset value per share is in our and our stockholders’ best interests, our board of directors, a majority of our directors who have no financial interest in the sale and a majority of our independent directors, may also consider a variety of factors, including:

•	the effect that an offering below net asset value per share would have on our stockholders, including the potential dilution they would experience as a result of the offering;

•	the amount per share by which the offering price per share and the net proceeds per share are less than the most recently determined net asset value per share;

•	the relationship of recent market prices of our common stock to net asset value per share and the potential impact of the offering on the market price per share of our common stock;

•	whether the estimated offering price would closely approximate the market value of our shares, less distributing commissions or discounts, and would not be below current market price;

•	the potential market impact of being able to raise capital in the current financial market;

•	the nature of any new investors anticipated to acquire shares in the offering;

•	the anticipated rate of return on and quality, type and availability of investments;

•	the leverage available to us, both before and after the offering and other borrowing terms; and

•	the potential investment opportunities available relative to the potential dilutive effect of additional capital at the time of the offering.

Our board of directors may also consider the fact that a sale of shares of common stock at a discount will benefit the Advisor, as the Advisor will earn additional investment base management fees on the proceeds of such offerings, as it would from the offering of any of our other securities or from the offering of common stock at premium to net asset value per share.

Sales by us of our common stock at a discount to net asset value pose potential risks for our existing stockholders whether or not they participate in the offering, as well as for new investors who participate in the offering.

We will not sell shares of our common stock pursuant to stockholder approval (or any rights or warrants to purchase shares of our common stock) under this prospectus or an accompanying prospectus supplement without first filing a new post-effective amendment to the registration statement where such offering will result in (i) greater than 15% dilution in the aggregate to existing stockholder net asset value, (ii) us receiving an auditor’s going-concern opinion or (iii) a material adverse change making the financial statements materially misleading. The limitation in clause (i) above would be measured separately for each offering pursuant to the registration statement, as amended by this post-effective amendment, by calculating the percentage dilution or accretion to aggregate net asset value from that offering and then summing the percentage from each offering. For example, if our most recently determined net asset value per share at the time of the first offering is $10.00, and we have 100 million shares outstanding, the sale of an additional 25 million shares at net proceeds to us of $5.00 per share (a 50% discount) would produce dilution of 10.0%. If we subsequently determined that our net asset value per share increased to $11.00 on the then outstanding 125 million shares and contemplated an additional offering, we could, for example, propose to sell approximately 31.25 million additional shares at a price that would be expected to yield net proceeds to us of $8.25 per share, resulting in incremental dilution of 5.0%, before we would reach the aggregate 15% limit. If we file a new post-effective amendment, the threshold would reset.

The following three headings and accompanying tables explain and provide hypothetical examples assuming proceeds are temporarily invested in cash equivalents on the impact of an offering at a price less than net asset value per share on three different sets of investors:

•	existing stockholders who do not purchase any shares in the offering;

•	existing stockholders who purchase a relatively small amount of shares in the offering or a relatively large amount of shares in the offering; and

•	new investors who become stockholders by purchasing shares in the offering.

Impact on Existing Stockholders who do not Participate in the Offering

Our existing stockholders who do not participate, or who are not given the opportunity to participate, in an offering below net asset value per share by us or who do not buy additional shares in the secondary market at the same or lower price obtained by us in an offering (after expenses and any underwriting discounts and commissions) face the greatest potential risks. All stockholders will experience an immediate decrease (often called dilution) in the net asset value per share of the shares they hold. Stockholders who do not participate in the offering will also experience a disproportionately greater decrease in their participation in our earnings and assets and their voting power than stockholders who do participate in the offering. All stockholders may also experience a decline in the market price of their shares, which often reflects, to some degree, announced or potential increases and decreases in net asset value per share. A decrease could be more pronounced as the size of the offering and level of discounts increase.

The following examples illustrate the level of net asset value dilution that would be experienced by a nonparticipating stockholder in four different hypothetical common stock offerings of different sizes and levels of discount to net asset value per share, although it is not possible to predict the level of market price decline that may also occur. Actual sales prices and discounts may differ from presentation below.

The examples assume that Entity XYZ has 1,000,000 shares of common stock outstanding, $15,000,000 in total assets and $5,000,000 in total liabilities. The current net asset value and net asset value per share are thus $10,000,000 and $10.00, respectively. The table below illustrates the dilutive effect on nonparticipating stockholder A of (1) an offering of 50,000 shares (5% of the outstanding shares) at $9.50 per share after offering expenses and any underwriting discounts and commissions (a 5% discount to net asset value per share); (2) an offering of 100,000 shares (10% of the outstanding shares) at $9.00 per share after offering expenses and any underwriting discounts and commissions (a 10% discount to net asset value per share); and (3) an offering of 200,000 shares (20% of the outstanding shares) at $8.00 per share after offering expenses and any underwriting discounts and commissions (a 20% discount to net asset value per share).

		Example 1 5% offering at 5% Discount		Example 2 10% offering at 10% Discount		Example 3 20% offering at 20% Discount
	Prior to Sale Below Net Asset Value per Share	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public	—	$10.05	—	$9.52	—	$8.47	—
Net Proceeds per Share to Issuer	—	$9.50	—	$9.00	—	$8.00	—
Decrease to Net Asset Value per Share
Total Shares Outstanding	1,000,000	1,050,000	5.00%	1,100,000	10.00%	1,200,000	20.00%
Net Asset Value per Share	$10.00	$9.98	(0.20)%	$9.91	(0.90)%	$9.67	(3.30)%

		Example 1 5% offering at 5% Discount		Example 2 10% offering at 10% Discount		Example 3 20% offering at 20% Discount
	Prior to Sale Below Net Asset Value per Share	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Dilution to Stockholder
Shares Held by Stockholder A	10,000	10,000	—	10,000	—	10,000	—
Percentage Held by Stockholder A	1.00%	0.95%	(5.00)%	0.91%	(9.00)%	0.83%	(17.00)%
Total Asset Values
Total Net Asset Value Held by Stockholder A	$100,000	$99,800	(0.20)%	$99,100	(0.90)%	$96,700	(3.30)%
Total Investment by Stockholder A (Assumed to be $10.00 per Share)	$100,000	$100,000	—	$100,000	—	$100,000	—
Total Dilution to Stockholder A (Total Net Asset Value Less Total Investment)	—	$(200)	—	$(900)	—	$(3,300)	—
Per Share Amounts
Net Asset Value per Share Held by Stockholder A	—	$9.98	—	$9.91	—	$9.67	—
Investment per Share Held by Stockholder A (Assumed to be $10.00 per Share on Shares Held Prior to Sale)	$10.00	$10.00	—	$10.00	—	$10.00	—
Dilution per Share Held by Stockholder A (Net Asset Value per Share Less Investment per Share)	—	$(0.02)	—	$(0.09)	—	$(0.33)	—
Percentage Dilution to Stockholder A (Dilution per Share Divided by Investment per Share)	—	—	(0.20)%	—	(0.90)%	—	(3.30)%

Impact on Existing Stockholders who Participate in the Offering

Our existing stockholders who participate in an offering by us of shares at a price below net asset value per share or who buy additional shares in the secondary market at the same or lower price as obtained by us in an offering (after expenses and any underwriting discounts and commissions) will experience the same types of net asset value per share dilution as the nonparticipating stockholders, albeit at a lower level, to the extent they purchase less than the same percentage of the discounted offering as their interest in the shares immediately prior to the offering. The level of net asset value per share dilution on an aggregate basis will decrease as the number of shares such stockholders purchase increases. Our existing stockholders who buy more than such percentage will experience net asset value per share dilution, but will, in contrast to our existing stockholders who purchase less than their proportionate share of the offering, experience an increase (often called accretion) in net asset value per share over their investment per share and will also experience a disproportionately greater increase in their participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests due to the offering. The level of accretion will increase as the excess number of shares such stockholder purchases increases. Even a stockholder who over-participates will, however, be subject to the risk that we may make additional discounted offerings in the future in which such stockholder does not participate, in which case such stockholder will experience net asset value per share dilution as described above in such subsequent offerings. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential increases and decreases in net asset value per share. Their decrease could be more pronounced as the size of our offering and level of discount to net asset value per share increases.

The following examples assume that Entity XYZ has 1,000,000 shares of common stock outstanding, $15,000,000 in total assets and $5,000,000 in total liabilities. The current net asset value and net asset value per share are thus $10,000,000 and $10.00, respectively. The table below illustrates the dilutive and accretive effect in the hypothetical 20% discount offering from the prior chart for stockholder A that acquires shares equal to (1) 50% of their proportionate share of the offering (i.e., 1,000 shares, which is 0.50% of the offering of 200,000 shares rather than their 1.00% proportionate share) and (2) 150% of their proportionate share of the offering (i.e., 3,000 shares, which is 1.50% of the offering of 200,000 shares rather than their 1.00% proportionate share).

The prospectus pursuant to which any offering at a price less than the then-current net asset value per share is made will include a chart for its example based on the actual number of shares in such offering and the actual discount to the most recently determined net asset value per share.

		50% Participation		150% Participation
	Prior to Sale Below Net Asset Value per Share	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per share to public	—	$8.47	—	$8.47	—
Net proceeds per share to issuer	—	$8.00	—	$8.00	—
Increases in Shares and Decrease to Net Asset Value per Share
Total shares outstanding	1,000,000	1,200,000	20.00%	1,200,000	20.00%
Net Asset Value per share	$10.00	$9.67	(3.30)%	$9.67	(3.30)%
(Dilution)/Accretion to Participating Stockholder A
Shares held by stockholder A	10,000	11,000	10.00%	13,000	30.00%
Percentage held by stockholder A	1.0%	0.92%	(8.00)%	1.08%	8.00%
Total Asset Values
Total Net Asset Value held by stockholder A	$100,000	$106,370	6.37%	$125,710	25.71%
Total investment by stockholder A (assumed to be $10.00 per share on shares held prior to sale)	$100,000	$108,470	8.47%	$125,410	25.41%
Total (dilution)/accretion to stockholder A (total net asset value per share less total investment)	—	$(2,100)	—	$300	—
Per Share Amounts
Net Asset Value per share held by stockholder A	—	$9.67	—	$9.67	—
Investment per share held by stockholder A (assumed to be $10.00 per share on shares held prior to sale)	$10.00	$9.86	(1.40)%	$9.65	(3.50)%
(Dilution)/accretion per share held by stockholder A (net asset value per share less investment per share)	—	$(0.19)	—	$0.02	—
Percentage (dilution)/accretion to stockholder A (dilution/accretion per share divided by investment per share)	—	—	(1.93)%	—	0.21%

Impact on New Investors

The following examples illustrate the level of net asset value dilution or accretion that would be experienced by a new stockholder in three different hypothetical common stock offerings of different sizes and levels of discount to net asset value per share, although it is not possible to predict the level of market price decline that may also occur. Actual sales prices and discounts may differ from the presentation below.

Investors who are not currently stockholders, but who participate in an offering by us below net asset value per share and whose investment per share is greater than the resulting net asset value per share due to expenses and any underwriting discounts and commissions paid by us will experience an immediate decrease, albeit small, in the net asset value of their shares and their net asset value per share compared to the price they pay for their shares. Investors who are not currently stockholders and who participate in an offering by us of shares at a price below net asset value per share and whose investment per share is also less than the resulting net asset value per share due to expenses and any underwriting discounts and commissions paid by us being significantly less than the discount per share, will experience an immediate increase in the net asset value of their shares and their net asset value per share compared to the price they pay for their shares. All these investors will experience a disproportionately greater participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests. These investors will, however, be subject to the risk that we may make additional discounted offerings in which such new stockholder does not participate, in which case such new stockholder will experience dilution as described above in such subsequent offerings by us. These investors may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential increases and decreases in net asset value per share. Their decrease could be more pronounced as the size of the offering and level of discounts increases.

The following examples illustrate the level of net asset value per share dilution or accretion that would be experienced by a new stockholder of Entity XYZ who purchases the same percentage (1.00%) of shares in the three different hypothetical offerings of common stock of different sizes and levels of discount to net asset value per share. The examples assume that Entity XYZ has 1,000,000 shares outstanding, $15,000,000 in total assets and $5,000,000 in total liabilities. The current net asset value and net asset value per share are thus $10,000,000 and $10.00, respectively. The table below illustrates the dilutive and accretive effects on stockholder A at (1) an offering of 50,000 shares (5% of the outstanding shares) at $9.50 per share after offering expenses and any underwriting discounts and commissions (a 5% discount to net asset value per share); (2) an offering of 100,000 shares (10% of the outstanding shares) at $9.00 per share after offering expenses and any underwriting discounts and commissions (a 10% discount to net asset value per share); and (3) an offering of 200,000 shares (20% of the outstanding shares) at $8.00 per share after offering expenses and any underwriting discounts and commissions (a 20% discount to net asset value per share).

		Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 20% Offering at 20% Discount
	Prior to Sale Below Net Asset Value per Share	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per share to public	—	$10.05	—	$9.52	—	$8.47	—
Net offering proceeds per share to issuer	—	$9.50	—	$9.00	—	$8.00	—
Decrease to Net Asset Value per Share
Total shares outstanding	—	1,050,000	5.00%	1,100,000	10.00%	1,200,000	20.00%
Net Asset Value per Share	—	$9.98	(0.20)%	$9.91	(0.90)%	$9.67	(3.30)%
Dilution to Stockholder A
Shares held by stockholder A	—	500	—	1,000	—	2,000	—
Percentage held by stockholder A	—	0.05%	—	0.09%	—	0.17%	—

		Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 20% Offering at 20% Discount
	Prior to Sale Below Net Asset Value per Share	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Total Asset Values
Total Net Asset Value held by stockholder A	—	$4,990	—	$9,910	—	$19,340	—
Total investment by stockholder A	—	$5,025	—	$9,952	—	$16,940	—
Total dilution to stockholder A (total net asset value less total investment)	—	$(35)	—	$390	—	$2,400	—
Per Share Amounts
Net asset value per share held by stockholder A	—	$9.98	—	$9.91	—	$9.67	—
Investment per share held by stockholder A	—	$10.05	—	$9.52	—	$8.47	—
(Dilution)/accretion per share held by stockholder A (net asset value per share less investment per share)	—	$(0.07)	—	$0.39	—	$1.20	—
Percentage (dilution)/accretion to stockholder A (dilution/accretion per share divided by investment per share)	—	—	(0.70)%	—	4.10%	—	14.17%

DETERMINATION OF NET ASSET VALUE

We determine the net asset value of our investment portfolio each quarter. Securities are valued at fair value as determined in good faith by our board of directors. In connection with that determination, the Advisor provides our board of directors with portfolio company valuations which are based on relevant inputs, including, but not limited to, indicative dealer quotes, values of like securities, recent portfolio company financial statements and forecasts, and valuations prepared by independent third-party valuation services.

Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosure, or ASC Topic 820, issued by the Financial Accounting Standards Board, or FASB, clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. ASC Topic 820 defines fair value as the price that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC Topic 820 also establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, which includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities where there is little or no activity in the market; and Level 3, defined as unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions.

With respect to investments for which market quotations are not readily available, we undertake a multi-step valuation process each quarter, as described below:

•

our quarterly fair valuation process begins by the Advisor providing financial and operating information with respect to each portfolio company or investment to our independent third-party valuation service providers;

•

our independent third-party valuation service providers review this information, along with other public and private information, and provide the Advisor with a valuation range for each portfolio company or investment;

•	preliminary valuations are then discussed with the valuation committee;

•

our valuation committee reviews the preliminary valuations and the Advisor, together with our independent third-party valuation service providers and, if applicable, supplements the preliminary valuations to reflect any comments provided by the valuation committee;

•	following the completion of its review, our valuation committee recommends that our board of directors approves the fair valuations determined by the valuation committee; and

•

our board of directors discusses the valuations and determines the fair value of each such investment in our portfolio in good faith based on various statistical and other factors, including the input and recommendation of the Advisor, the valuation committee and our independent third-party valuation service providers.

Determination of fair value involves subjective judgments and estimates. Accordingly, the notes to our consolidated financial statements refer to the uncertainty with respect to the possible effect of such valuations and any change in such valuations on our consolidated financial statements. In making its determination of fair value, our board of directors may use any approved independent third-party pricing or valuation services. However, our board of directors is not required to determine fair value in accordance with the valuation provided by any single source, and may use any relevant data, including information obtained from the Advisor or any approved independent third-party valuation or pricing service that our board of directors deems to be reliable in determining fair value under the circumstances. Below is a description of factors that the Advisor, any approved independent third-party valuation services and our board of directors may consider when determining the fair value of our investments.

Valuation of fixed income investments, such as loans and debt securities, depends upon a number of factors, including prevailing interest rates for like securities, expected volatility in future interest rates, call features, put features and other relevant terms of the debt. For investments without readily available market prices, we may incorporate these factors into discounted cash flow models to arrive at fair value. Other factors that may be considered include the borrower’s ability to adequately service its debt, the fair market value of the borrower in relation to the face amount of its outstanding debt and the quality of collateral securing our debt investments.

For convertible debt securities, fair value generally approximates the fair value of the debt plus the fair value of an option to purchase the underlying security (i.e., the security into which the debt may convert) at the conversion price. To value such an option, a standard option pricing model may be used.

Our equity interests in portfolio companies for which there is no liquid public market are valued at fair value. Our board of directors, in its determination of fair value, may consider various factors, such as multiples of EBITDA, cash flows, net income, revenues or, in limited instances, book value or liquidation value. All of these factors may be subject to adjustments based upon the particular circumstances of a portfolio company or our actual investment position. For example, adjustments to EBITDA may take into account compensation to previous owners or acquisition, recapitalization, restructuring or other related items.

The Advisor, any approved independent third-party valuation services and our board of directors may also consider private merger and acquisition statistics, public trading multiples discounted for illiquidity and other factors, valuations implied by third-party investments in the portfolio companies or industry practices in determining fair value. The Advisor, any approved independent third-party valuation services and our board of directors may also consider the size and scope of a portfolio company and its specific strengths and weaknesses, and may apply discounts or premiums, where and as appropriate, due to the higher (or lower) financial risk and/or the smaller size of portfolio companies relative to comparable firms, as well as such other factors as our board of directors, in consultation with the Advisor and any approved independent third-party valuation services, if applicable, may consider relevant in assessing fair value. Generally, the value of our equity interests in public companies for which market quotations are readily available is based upon the most recent closing public market price. Portfolio securities that carry certain restrictions on sale are typically valued at a discount from the public market value of the security.

When we receive warrants or other equity securities at nominal or no additional cost in connection with an investment in a debt security, the cost basis in the investment will be allocated between the debt securities and any such warrants or other equity securities received at the time of origination. Our board of directors subsequently values these warrants or other equity securities received at their fair value.

The fair values of our investments are determined in good faith by our board of directors. Our board of directors is responsible for the valuation of our portfolio investments at fair value as determined in good faith pursuant to our valuation policy and consistently applied valuation process. Our board of directors has delegated day-to-day responsibility for implementing our valuation policy to the Advisor and has authorized the Advisor to utilize independent third-party valuation and pricing services that have been approved by our board of directors. The valuation committee is responsible for overseeing the Advisor’s implementation of the valuation process.

Determinations in Connection With Offerings

In connection with each offering of shares of our common stock, our board of directors or a committee thereof is required to make the determination that we are not selling shares of our common stock at a price below net asset value of our common stock at the time at which the sale is made unless we receive the consent of the majority of our common stockholders to do so, and the board of directors decides that such an offering is in the best interests of our common stockholders. Our board of directors will consider the following factors, among others, in making such determination:

•	the net asset value of our common stock disclosed in the most recent periodic report that we filed with the SEC;

•

our management’s assessment of whether any material change in the net asset value of our common stock has occurred (including through the realization of net gains on the sale of our portfolio investments) during the period beginning on the date of the most recent public filing with the SEC that discloses the net asset value of our common stock and ending two days prior to the date of the sale of our common stock; and

•

the magnitude of the difference between the offering price of the shares of our common stock in the proposed offering and management’s assessment of any material change in the net asset value of our common stock during the period discussed above.

Importantly, this determination will not necessarily require that we calculate the net asset value of our common stock in connection with each offering of shares of our common stock, but instead it will involve the determination by our board of directors or a committee thereof that we are not selling shares of our common stock at a price below the then-current net asset value of our common stock at the time at which the sale is made or otherwise in violation of the 1940 Act. However, if we receive the consent of a majority of our common stockholders to issue shares of our common stock at a price below our then-current net asset value and our board of directors decides that such an offering is in the best interest of our common stockholders, then we may undertake such an offering. See “Sales of Common Stock Below Net Asset Value” for more information.

To the extent that the above procedures result in a possibility that we may (i) in the absence of stockholder approval issue shares of our common stock at a price below the then-current net asset value of our common stock at the time at which the sale is made or (ii) trigger our undertaking to suspend the offering of shares of our common stock pursuant to this prospectus if the net asset value fluctuates by certain amounts in certain circumstances until the prospectus is amended, the board of directors or a committee thereof will elect, in the case of clause (i) above, either to postpone the offering until such time that there is no longer the possibility of the occurrence of such event or to undertake to determine net asset value within two days prior to any such sale to ensure that such sale will not be below our then-current net asset value, and, in the case of clause (ii) above, to comply with such undertaking or to undertake to determine net asset value to ensure that such undertaking has not been triggered.

We may, however, subject to the requirements of the 1940 Act, issue rights to acquire our common stock at a price below the current net asset value of the common stock if our board of directors determines that such sale is in our best interests and the best interests of our common stockholders. In any such case, the price at which our securities are to be issued and sold may not be less than a price, that in the determination of our board of directors, closely approximates the market value of such securities. We will not offer transferable subscription rights to our stockholders at a price equivalent to less than the then-current net asset value per share of common stock, excluding underwriting commissions and discounts, unless we first file a post-effective amendment that is declared effective by the SEC with respect to such issuance and the common stock to be purchased in connection with the rights represents no more than one-third of our outstanding common stock at the time such rights are issued. In addition, we note that for us to file a post-effective amendment to this registration statement on Form N-2, we must then be qualified to register our securities on Form N-2. If we raise additional funds by issuing more common stock or warrants or senior securities convertible into, or exchangeable for, our common stock, the percentage ownership of our common stockholders at that time would decrease, and our common stockholders may experience dilution.

These processes and procedures are part of our compliance policies and procedures. Records will be made contemporaneously with all determinations of the board of directors described in this section, and we will maintain these records with other records that we are required to maintain under the 1940 Act.

MANAGEMENT

The information contained under the captions “Proposal 1: Election of Director Nominees” in our most recent Definitive Proxy Statement on Schedule 14A and “Business” of our most recent Annual Report on Form 10-K is incorporated by reference herein.

Portfolio Management

Investment Personnel

The management of our investment portfolio is the responsibility of the Investment Committee which is comprised of four appointees of FS Investments (currently Brian Gerson, Michael Kelly, Drew O’Toole and David Weiser) and four appointees of KKR Credit (currently Todd Builione, Catherine Madigan, Daniel Pietrzak and Ryan Wilson). Below is biographical information relating to the Investment Committee.

The members of the Investment Committee are not employed by us and receive no compensation from us in connection with their portfolio management activities.

Brian Gerson has served as the Co-President of the Company since October 2019 and also previously served as the Co-President of FSKR until the 2021 Merger. Mr. Gerson joined FS Investments in November 2017 as its Head of Private Credit and has more than 20 years of experience in investing and corporation lending, with specific expertise in lending through BDCs. Mr. Gerson has served on the Advisor’s investment committee since April 2018. Prior to joining FS Investments, he most recently served as Group Head and Managing Director at LStar Capital (“LStar”), the credit affiliate of Lone Star Funds, from April 2015 to November 2017. At LStar, Mr. Gerson developed and maintained deep relationships with the financial sponsor community and middle market intermediaries while significantly expanding LStar’s corporate credit business. Prior to joining LStar, Mr. Gerson was a founding member of Solar Capital Partners, which serves as investment adviser to two yield-oriented BDCs. At Solar Capital, he spent seven years from January 2007 to September 2014 in various credit, origination, management, and business development roles, most recently serving as Executive Vice President of Solar Capital Limited. Prior to joining Solar Capital, Mr. Gerson spent 12 years in various positions, including Managing Director at CIBC World Markets in its Leveraged Finance and Financial Sponsors Group. Mr. Gerson graduated summa cum laude and Phi Beta Kappa from Tufts University where he earned a Bachelor of Arts in Mathematics.

Michael Kelly has served as president of FS Investments since July 2017. Mr. Kelly has also served as chief investment officer of FS Investments since January 2015. Among other things, Mr. Kelly oversees the investment management function at FS Investments. Before joining FS Investments, Mr. Kelly was the chief executive officer of ORIX USA Asset Management (“ORIX”), where he led the company’s acquisition of Robeco, a $250 billion global asset management company and the largest acquisition in ORIX’s 50-year history. Mr. Kelly started his career on Wall Street at Salomon Brothers and went on to join hedge fund pioneers Omega Advisors and Tiger Management. Mr. Kelly then helped build and lead the hedge fund firm, FrontPoint Partners, where he first served as chief investment officer and eventually co-chief executive officer. Mr. Kelly is a graduate of Cornell University and earned his M.B.A. at Stanford University. Mr. Kelly is a co-founder and board member of the Spotlight Foundation and serves as a trustee of the Tiger Foundation and the Stanford Business School Trust.

Drew O’Toole has served as the Co-Chief Operating Officer of the Company since October 2019 and also previously served as the Co-Chief Operating Officer of FSKR until the 2021 Merger. He is a Managing Director of FS Investments, which he joined in April 2014. Previously, Mr. O’Toole was a Director of Corporate Strategy at FS Investments. His responsibilities were primarily focused on the design, analysis and implementation of key firm strategic initiatives. Prior to FS Investments, he worked in various roles at Cambridge Associates LLC, an institutional investment advisory and consulting firm. Mr. O’Toole graduated summa cum laude from the University of Pittsburgh with degrees in Finance and Business Management. He is also a CFA charterholder.

Todd C. Builione serves as the Advisor’s president and, from 2018 through October 2019, the Company’s president. Mr. Builione was also a member of the board of directors of FSKR until the 2021 Merger. Mr. Builione joined KKR Credit Advisors (US) LLC (“KKR Credit”) in 2013, is a member of KKR & Co. (“KKR”) and president of KKR Credit and Markets. Mr. Builione also serves on KKR Credit’s Investment Management & Distribution Committee and its Risk and Operations Committee. Prior to joining KKR Credit, Mr. Builione served as president of Highbridge Capital Management, chief executive officer of Highbridge’s Hedge Fund business and a member of the Investment and Risk Committees. Mr. Builione began his career at the Goldman Sachs Group, where he was predominantly focused on capital markets and mergers and acquisitions for financial institutions. He received a B.S., summa cum laude, and was a Merrill Presidential Scholar, from Cornell University and a J.D., cum laude, from Harvard Law School. Mr. Builione serves on the board of directors of Marshall Wace, a liquid alternatives provider which formed a strategic partnership with KKR Credit in 2015. Mr. Builione also serves on the Advisory Council of Cornell University’s Dyson School of Applied Economics and Management, and on the board of directors of the Pingry School.

Catherine Madigan joined KKR in 2019 and is a Managing Director in the KKR Credit and Markets team. Ms. Madigan is a member of the Capital Committee related to the KKR Debt Capital Markets business. Ms. Madigan joined KKR from Deutsche Bank with over 35 years’ experience across leveraged finance origination, coverage and risk functions. She most recently served as Global Head of Leveraged and Structured Finance Risk. Prior to that role, she was a Managing Director in the leveraged finance group at Deutsche Bank, a partner in the leveraged finance / sponsor coverage group at legacy firm Bankers Trust Company and a coverage officer across the middle market and transportation sectors. Ms. Madigan graduated from Mount Holyoke college with a B.A. in History.

Daniel Pietrzak has served as the Chief Investment Officer of the Company since April 2018 and the Co-President since October 2019 and also previously served as the Co-President and Chief Investment Officer of FSKR until the 2021 Merger. Mr. Pietrzak joined KKR Credit in 2016 and is a Member of KKR Credit and the Co-Head of Private Credit. Mr. Pietrzak is a portfolio manager for KKR Credit’s private credit funds and portfolios and a member of the Global Private Credit Investment Committee, Europe Direct Lending Investment Committee and KKR Credit Portfolio Management Committee. Prior to joining KKR Credit, Mr. Pietrzak was a Managing Director and the Co-Head of Deutsche Bank’s Structured Finance business across the Americas and Europe. Previously, Mr. Pietrzak was based in New York and held various roles in the structured finance and credit businesses of Société Générale and CIBC World Markets. Mr. Pietrzak started his career at PricewaterhouseCoopers in New York and is a Certified Public Accountant. Mr. Pietrzak holds an M.B.A. in Finance from The Wharton School of the University of Pennsylvania and a B.S. in Accounting from Lehigh University.

Ryan Wilson has served as the Co-Chief Operating Officer of the Company since October 2019 and also previously served as the Co-Chief Operating Officer FSKR until the 2021 Merger. Mr. Wilson joined KKR Credit in 2006, and he is currently a Managing Director of KKR and the Chief Operating Officer of KKR Private Credit. Mr. Wilson served as CCT’s Chief Operating Officer prior to its merger with FSK in 2018 and has held various roles across KKR Credit. Prior to joining KKR Credit, Mr. Wilson was with PricewaterhouseCoopers, serving a variety of clients across industries. Mr. Wilson holds a B.A. in Economics with honors from Wilfrid Laurier University and a MAcc in Accounting from the University of Waterloo. He also is a CFA charterholder, Chartered Professional Accountant and a Chartered Accountant.

David Weiser is a Managing Director in the investment management group of FS Investments, which he joined in 2015. Before joining FS Investments and its affiliated investment advisers, Mr. Weiser served as a research analyst at Towerview LLC, a long-biased public equities fund, from January 2007 to July 2015, where he originated and executed investments in companies involved in mergers, restructurings and deep value situations. Prior to that role, Mr. Weiser was an associate at Golub Capital from May 2005 to January 2007, where he executed middle market debt and equity investments. Mr. Weiser earned a Bachelor of Science in economics (magna cum laude) from the Wharton School at the University of Pennsylvania.

The table below shows the dollar range of shares of common stock beneficially owned as of September 20, 2021 by each member of the Investment Committee of the Advisor, based on the closing price of our common stock as reported on the NYSE as of September 20, 2021.

Name of Investment Committee Member	Dollar Range of Equity Securities in FS KKR Capital Corp.(1)
Brian Gerson		$100,001-$500,000
Michael Kelly	$	over $1,000,000
Drew O’Toole		$50,001-$100,000
David Weiser		$1-$10,000
Todd Builione		$100,001-$500,000
Catherine Madigan		N/A
Daniel Pietrzak		$100,001-$500,000
Ryan Wilson		100,001-$500,000

(1)	Dollar ranges are as follows: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000 or over $1,000,000.

Board Approval of the Investment Advisory Agreement

The investment advisory agreement between us and our Advisor was initially approved by our board of directors at an in-person meeting in November 2017 and entered into in April 2018. Our most recent amended and restated investment advisory agreement was approved by our board of directors at a meeting held on November 19, 2020 and was approved by our stockholders on May 21, 2021.

In reaching a decision to approve the investment advisory agreement, our board of directors considered (1) various materials and information regarding the nature, extent and quality of the services to be provided by the Advisor, including information previously provided by the Advisor in connection with the board of director’s approval of the previous investment advisory agreement, (2) our updated performance and such performance compared to a group of our peers, (3) the proposed fees to be charged to us under the investment advisory agreement and such fees as compared to other comparable funds advised by the Advisor and as compared to a group of our peers, (4) estimated profitability of the Advisor under the previous investment advisory agreement and the investment advisory agreement, (5) the extent to which economies of scale could be realized by us in the future and (6) other benefits (in addition to advisory fee revenues) derived or potentially derived by the Advisor from its relationship with us. The specific information reviewed and considered by our board of directors included, without limitation, information about:

•	the Advisor’s general qualifications to serve as our investment adviser, including its history, organization, ownership structure, operations and financial position;

•

key personnel of the Advisor and their qualifications, abilities, education, experience and professional accomplishments, the compensation structure of the portfolio managers and the ability of the Advisor to attract and retain high-caliber professionals;

•	the Advisor’s advisory experience and the performance of affiliated fund products;

•

the terms of the investment advisory agreement as well as information on all fees to be paid by us in connection with our advisory arrangements, including “fall-out” and indirect benefits expected potentially to be derived by the Advisor and/or affiliates in connection with the advisory arrangements, profitability to the Advisor of the advisory relationship, the potential for economies of scale, management and other fees associated with the advisory arrangements in comparison to comparable funds’ management and other fees;

•

compliance and related matters, including the Advisor’s compliance policies and procedures, responses to regulatory developments and risk monitoring and management, including management of cybersecurity risk; and

•	legal matters, including any relevant litigation, investigation or examinations, potential conflicts of interest and insurance arrangements.

In addition to evaluating, among other things, the written information provided by the Advisor, our board of directors considered the answers to questions posed by the board to representatives of the Advisor. All of the directors who are not “interested persons” as defined in the 1940 Act, or our independent directors, met separately in executive session with their independent legal counsel to review and consider the information provided regarding the investment advisory agreement.

Based on their review, our independent directors and the board of directors concluded that it was in the best interests of FSK to approve the investment advisory agreement. In its deliberations, our board of directors did not identify any single factor or group of factors as all-important or controlling, but considered all factors together.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The information contained under the caption “Certain Relationships and Related Party Transactions” in our most recent Definitive Proxy Statement on Schedule 14A is incorporated by reference herein.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

The information contained under the caption “Security Ownership of Management and Certain Beneficial Owners” in our most recent Definitive Proxy Statement on Schedule 14A is incorporated by reference herein.

PORTFOLIO COMPANIES

The following table sets forth certain information as of June 30, 2021 with respect to each company in which we had a debt or equity/other investment. Other than these investments, our only relationships with our portfolio companies are the managerial assistance we may separately provide to our portfolio companies, which services would be ancillary to our investments and the board observer or participation rights we may receive. In general, under the 1940 Act, the Company would be presumed to “control” a portfolio company if it owned more than 25% of its voting securities or it had the power to exercise control over the management or policies of such portfolio company and would be an “affiliated person” of a portfolio company if it owned 5% or more of its voting securities.

For information relating to the value of our investments in our portfolio companies and information related to portfolio companies we are deemed to “control” or be an “affiliated person” of under the 1940 Act, see our audited consolidated schedule of investments as of December 31, 2020 included of our Annual Report on Form 10-K for the year ended December 31, 2020. Dollar amounts in the table below and the related notes are presented in thousands.

Name and Address of Portfolio Company	Nature of its Principal Business	Amortized Cost of Investment (in millions)
First Lien Senior Secured Loans

5 Arch Income Fund 2 LLC 19800 MacArthur Boulevard, Suite 1150 Irvine, CA 92612	5 Arches owns and operates a vertically integrated, fully licensed, specialty mortgage company that originates, purchases, and manages specialized mortgage loans.	84.9

5 Arch Income Fund 2 LLC 19800 MacArthur Boulevard, Suite 1150 Irvine, CA 92612	5 Arches owns and operates a vertically integrated, fully licensed, specialty mortgage company that originates, purchases, and manages specialized mortgage loans.	21.0(1)

A10 Capital LLC 800 Weat Main Street, Suite 1100 Boise, ID 83702	A10 Capital provides non-recourse perm loans and bridge loans for middle-market commercial real estate nationwide.	26.8

ABB CONCISE Optical Group LLC 12301 NW 39th Street Coral Springs, FL 33065	The nation’s leading distributor of optical products, including contact lenses, frames, sunglasses, accessories and contact lens solutions.	0.7

Accuride Corp 7140 Office Circle Evansville, IN 47715	Produces steel wheels and aluminum wheels in North America.	28.6

Advanced Dermatology & Cosmetic Surgery 151 Southhall Lane Suite 300 Maitland, FL 32751	ADCS Clinics, LLC, doing business as Advanced Dermatology and Cosmetic Surgery, provides dermatologic care services.	3.6(1)

Advanced Dermatology & Cosmetic Surgery 151 Southhall Lane Suite 300 Maitland, FL 32751	ADCS Clinics, LLC, doing business as Advanced Dermatology and Cosmetic Surgery, provides dermatologic care services.	37.0

Advanced Dermatology & Cosmetic Surgery 151 Southhall Lane Suite 300 Maitland, FL 32751	ADCS Clinics, LLC, doing business as Advanced Dermatology and Cosmetic Surgery, provides dermatologic care services.	10.2(1)

Name and Address of Portfolio Company	Nature of its Principal Business	Amortized Cost of Investment (in millions)
First Lien Senior Secured Loans

Advania Sverige AB Fredsborgsgatan 24 Stockholm, Stockholm County 117 43 Sweden	Advania Sverige AB provides information technology solutions to companies.	22.6

Advania Sverige AB Fredsborgsgatan 24 Stockholm, Stockholm County 117 43 Sweden	Advania Sverige AB provides information technology solutions to companies.	118.8

Advania Sverige AB Fredsborgsgatan 24 Stockholm, Stockholm County 117 43 Sweden	Advania Sverige AB provides information technology solutions to companies.	54.0(1)

American Tire Distributors Inc 12200 Herbert Wayne Court, Suite 150 Huntersville, NC 28078	American Tire Distributors, Inc. distributes replacement tires in the United States.	2.4

American Tire Distributors Inc 12200 Herbert Wayne Court, Suite 150 Huntersville, NC 28078	American Tire Distributors, Inc. distributes replacement tires in the United States.	40.4

Amtek Global Technology Pte Ltd 141 Cecil Street #02-03, Tung Ann Association Building Singapore, 069541	Integrated automotive component manufacturer with a strong global presence.	67.9

Apex Group Limited 1650 Borel Place, #100 San Mateo, CA 94402	Apex Group is an independent fund administrator. The Company provides back and middle office functions for alternative asset funds.	3.2

Apex Group Limited 1650 Borel Place, #100 San Mateo, CA 94402	Apex Group is an independent fund administrator. The Company provides back and middle office functions for alternative asset funds.	3.2(1)

Apex Group Limited 1650 Borel Place, #100 San Mateo, CA 94402	Apex Group is an independent fund administrator. The Company provides back and middle office functions for alternative asset funds.	82.6

Apex Group Limited 1650 Borel Place, #100 San Mateo, CA 94402	Apex Group is an independent fund administrator. The Company provides back and middle office functions for alternative asset funds.	69.4

Arcos LLC/VA 445 Hutchinson Avenue Suite 700 Columbus, OH 43235	ARCOS, Inc. develops and delivers crew management and callout, and emergency response software for utility companies and other industries in the United States.	4.5(1)

Name and Address of Portfolio Company	Nature of its Principal Business	Amortized Cost of Investment (in millions)
First Lien Senior Secured Loans

Arcos LLC/VA 445 Hutchinson Avenue Suite 700 Columbus, OH 43235	ARCOS, Inc. develops and delivers crew management and callout, and emergency response software for utility companies and other industries in the United States.	32.9

Ardonagh Group Ltd 3rd Floor 44 Esplanade Saint Helier JE4 9WG Jersey	The Ardonagh Group Limited operates as an independent insurance broker and underwriter in the United Kingdom and internationally.	1.0

Arrotex Australia Group Pty Ltd 15–17 Chapel Street Cremorne, VIC 3121 Australia	Arrotex is the #1 supplier of generic pharmaceuticals in the Australian market with a 50% share in generics by volume.	30.1

Arrotex Australia Group Pty Ltd 15–17 Chapel Street Cremorne, VIC 3121 Australia	Arrotex is the #1 supplier of generic pharmaceuticals in the Australian market with a 50% share in generics by volume.	2.2(1)

Aspect Software Inc 2325 East Camelback Road, Suite 700 Phoenix, AZ 85016	Aspect Software is a provider of solutions to the contact center industry.	0.2

ATX Networks Corp 1-501 Clements Road West Ajax, ON, Canada L1S 7H4	ATX is a designer and developer of patented, high-margin radio frequency management equipment and digital video processing products.	47.3

Barbri Inc 12222 Merit Drive Suite 1340 Dallas, TX 75251	Barbri, Inc provides bar review and exam preparation courses for law students and attorneys in the United States.	104.6

Barbri Inc 12222 Merit Drive Suite 1340 Dallas, TX 75251	Barbri, Inc provides bar review and exam preparation courses for law students and attorneys in the United States.	30.2(1)

Belk Inc 2801 West Tyvola Road Charlotte, NC 28217	The 7th largest department store operator in the US, with 297 stores across 16 southeastern states.	39.0

Belk Inc 2801 West Tyvola Road Charlotte, NC 28217	The 7th largest department store operator in the US, with 297 stores across 16 southeastern states.	21.7

Berner Food & Beverage LLC 2034 East Factory Road Dakota, IL 61018	A leading producer of ready-to-drink (“RTD”) coffee, cheese dips, salsa and other dairy-related items.	74.1

Borden (New Dairy Opco) 8750 North Central Expressway Suite 400 Dallas, TX 75231-6436	Borden produces dairy products such as milk, yogurt smoothies, probiotics, and cheese products.	18.1

Name and Address of Portfolio Company	Nature of its Principal Business	Amortized Cost of Investment (in millions)
First Lien Senior Secured Loans

Borden (New Dairy Opco) 8750 North Central Expressway Suite 400 Dallas, TX 75231-6436	Borden produces dairy products such as milk, yogurt smoothies, probiotics, and cheese products.	40.0

Borden Dairy Co 8750 N. Central Expressway, Suite 400 Dallas, TX 75231	Borden Dairy Company produces dairy products. It offers milk, yogurt smoothies, yogurt, probiotics, creams, and cheese products.	25.4

Caprock Midstream LLC 5810 Wilson Road, Suite 100 Humble, TX 77396	Caprock Midstream LLC is an principal investment firm. The firm typically invests in crude oil, NGL, natural gas & water midstream infrastructure sectors.	12.1

Charles Taylor PLC The Minister Building First Floor 21 Mincing Lane London, Greater London EC3R 7AG United Kingdom	Charles Taylor Limited provides professional services and technology solutions to the insurance market in the United Kingdom, the Americas, the Asia Pacific, Europe, the Middle East, and Africa.	6.8

Cimarron Energy Inc 11025 Equity Drive, Suite 200 Houston, TX 77041	Cimarron Energy, Inc. designs and manufactures engineered production, process, and environmental equipment for upstream and midstream energy industries.	5.5

Constellis Holdings LLC 12018 Sunrise Valley Drive Suite 140 Reston, VA 20191	Constellis is a provider of operational support and risk management services to government and commercial clients worldwide.	13.8

Corsearch Intermediate Inc 220 West 42nd St. 11th Floor New York, NY 10036	Corsearch, Inc. provides clearance and protection solutions for trademark and brand professionals.	25.3

Corsearch Intermediate Inc 220 West 42nd St. 11th Floor New York, NY 10036	Corsearch, Inc. provides clearance and protection solutions for trademark and brand professionals.	2.9

Corsearch Intermediate Inc 220 West 42nd St. 11th Floor New York, NY 10036	Corsearch, Inc. provides clearance and protection solutions for trademark and brand professionals.	4.4(1)

CSafe Global 2900 Dryden Road Dayton, OH 45439	CSafe designs, develops and manufactures cold chain management products for the pharmaceutical industry.	131.2

CSafe Global 2900 Dryden Road Dayton, OH 45439	CSafe designs, develops and manufactures cold chain management products for the pharmaceutical industry.	8.7

CSafe Global 2900 Dryden Road Dayton, OH 45439	CSafe designs, develops and manufactures cold chain management products for the pharmaceutical industry.	7.3(1)

Name and Address of Portfolio Company	Nature of its Principal Business	Amortized Cost of Investment (in millions)
First Lien Senior Secured Loans

Cubic Corp 9333 Balboa Avenue San Diego, CA 92123	Cubic Corporation designs, integrates, and operates systems, products, and services for command, control, communications, computers, intelligence, surveillance, and reconnaissance (C4ISR) customers worldwide.	8.8

Dental Care Alliance Inc 6240 Lake Osprey Drive Sarasota, FL 34240	Dental Care Alliance, LLC. provides dental support services to the dental care organizations.	86.2

Dental Care Alliance Inc 6240 Lake Osprey Drive Sarasota, FL 34240	Dental Care Alliance, LLC. provides dental support services to the dental care organizations.	22.4(1)

Distribution International Inc 9000 Railwood Drive Houston, TX 77078	Distributes thermal and acoustical insulation and related supplies for maintenance and repair operations in the U.S.	25.4

Eagle Family Foods Inc 4020 Kinross Lakes Parkway Richfield, OH 44286	Eagle Family Foods Group LLC, is an American producer of food and beverage products.	8.2

Eagle Family Foods Inc 4020 Kinross Lakes Parkway Richfield, OH 44286	Eagle Family Foods Group LLC, is an American producer of food and beverage products.	6.8(1)

Eagle Family Foods Inc 4020 Kinross Lakes Parkway Richfield, OH 44286	Eagle Family Foods Group LLC, is an American producer of food and beverage products.	84.2

Eagleclaw Midstream Ventures LLC 200 Bellevue Parkway, Suite 210 Wilmington, DE 19809	EagleClaw Midstream Ventures, LLC, gathers and processes natural gas in the Southern Delaware Basin.	8.0

EIF Van Hook Holdings LLC 545 E. John Carpenter Freeway, Suite 800 Irving, TX 75062	EIF Van Hook Holdings, LLC owns and operates pipeline and terminal facilities for crude oil. The Company conducts business operations in the United States.	1.7

Entertainment Benefits Group LLC 19495 Biscayne Boulevard Suite 300 Aventura, FL 33180	Entertainment Benefits Group, LLC develops, owns, and operates ticketing systems and platforms for travel and entertainment markets in the United States.	0.2

Entertainment Benefits Group LLC 19495 Biscayne Boulevard Suite 300 Aventura, FL 33180	Entertainment Benefits Group, LLC develops, owns, and operates ticketing systems and platforms for travel and entertainment markets in the United States.	8.3

Entertainment Benefits Group LLC 19495 Biscayne Boulevard Suite 300 Aventura, FL 33180	Entertainment Benefits Group, LLC develops, owns, and operates ticketing systems and platforms for travel and entertainment markets in the United States.	1.2(1)

Name and Address of Portfolio Company	Nature of its Principal Business	Amortized Cost of Investment (in millions)
First Lien Senior Secured Loans

Entertainment Benefits Group LLC 19495 Biscayne Boulevard Suite 300 Aventura, FL 33180	Entertainment Benefits Group, LLC develops, owns, and operates ticketing systems and platforms for travel and entertainment markets in the United States.	57.8

Fairway Group Holdings Corp 2284 12th Avenue New York, NY 10027	Fairway Group, together with it subsidiaries, operates as a premier specialty food retailer in the greater New York City metro area.	1.1

Fairway Group Holdings Corp 2284 12th Avenue New York, NY 10027	Fairway Group, together with it subsidiaries, operates as a premier specialty food retailer in the greater New York City metro area.	—

FloWorks International LLC 6750 West Loop South Suite 520 Bellaire, TX 77041	FloWorks International, LLC supplies pipes, valves, fittings, and related products to refining, chemical and petrochemical, mining, power generation, oil and gas, marine/offshore, midstream and upstream, and food and beverage markets worldwide.	30.5

FloWorks International LLC 6750 West Loop South Suite 520 Bellaire, TX 77041	FloWorks International, LLC supplies pipes, valves, fittings, and related products to refining, chemical and petrochemical, mining, power generation, oil and gas, marine/offshore, midstream and upstream, and food and beverage markets worldwide.	19.8

FloWorks International LLC 6750 West Loop South Suite 520 Bellaire, TX 77041	FloWorks International, LLC supplies pipes, valves, fittings, and related products to refining, chemical and petrochemical, mining, power generation, oil and gas, marine/offshore, midstream and upstream, and food and beverage markets worldwide.	21.5(1)

Foundation Consumer Brands LLC Pittsburgh, PA United States	Foundation Consumer Brands, LLC produces nasal strips, pediatric cough and cold drugs, and oral analgesics.	100.9

Foundation Consumer Brands LLC Pittsburgh, PA United States	Foundation Consumer Brands, LLC produces nasal strips, pediatric cough and cold drugs, and oral analgesics.	6.6(1)

Frontline Technologies Group LLC 1400 Atwater Dr Malvern, PA 19355	Provides cloud based human capital management software (“HCM”) software applications for K-12.	78.4

Frontline Technologies Group LLC 1400 Atwater Dr Malvern, PA 19355	Provides cloud based human capital management software (“HCM”) software applications for K-12.	20.9

Frontline Technologies Group LLC 1400 Atwater Dr Malvern, PA 19355	Provides cloud based human capital management software (“HCM”) software applications for K-12.	50.2

Name and Address of Portfolio Company	Nature of its Principal Business	Amortized Cost of Investment (in millions)
First Lien Senior Secured Loans

General Datatech LP 999 Metromedia Place Dallas, TX 75247	General Datatech, LP designs, builds, and delivers technology and architectural solutions for service providers, enterprise networks, data centers, and others. Its solutions include enterprise networking, data center modernization, hybrid cloud, security solutions, high-definition audio and video solutions, and edge and 5G enablement.	179.7

Greystone Equity Member Corp 152 West 57th Street 60th Floor New York, NY 10019	Real estate lending, primarily focused on multifamily and senior/healthcare housing	181.6

Heniff Transportation Systems LLC 2015 Spring Road Suite 780 Oak Brook, IL 60523	Heniff Transportation Systems, LLC provides liquid bulk chemical transportation services in the United States, Canada, and Mexico.	6.2

Heniff Transportation Systems LLC 2015 Spring Road Suite 780 Oak Brook, IL 60523	Heniff Transportation Systems, LLC provides liquid bulk chemical transportation services in the United States, Canada, and Mexico.	11.3(1)

Heniff Transportation Systems LLC 2015 Spring Road Suite 780 Oak Brook, IL 60523	Heniff Transportation Systems, LLC provides liquid bulk chemical transportation services in the United States, Canada, and Mexico.	130.5

Heniff Transportation Systems LLC 2015 Spring Road Suite 780 Oak Brook, IL 60523	Heniff Transportation Systems, LLC provides liquid bulk chemical transportation services in the United States, Canada, and Mexico.	18.6

hibu Inc 2201 Renaissance Boulevard King of Prussia, PA 19406	Hibu Inc. provides digital marketing solutions to small and medium-sized businesses in the United States.	97.4

Higginbotham Insurance Agency Inc 500 West 13th Street Fort Worth, TX 76102-4659	Higginbotham Insurance Agency, Inc. provides insurance brokerage services to customers in Texas.	45.9

Higginbotham Insurance Agency Inc 500 West 13th Street Fort Worth, TX 76102-4659	Higginbotham Insurance Agency, Inc. provides insurance brokerage services to customers in Texas.	14.0(1)

HM Dunn Co Inc 3301 House Anderson Road Euless, TX 76040	HM Dunn is engaged in the manufacture and distribution of aircraft components, assemblies and kits used by original equipment manufacturers (OEMs) in the defense, commercial and civil sectors of the aerospace and defense industry.	15.6

HM Dunn Co Inc 3301 House Anderson Road Euless, TX 76040	HM Dunn is engaged in the manufacture and distribution of aircraft components, assemblies and kits used by original equipment manufacturers (OEMs) in the defense, commercial and civil sectors of the aerospace and defense industry.	11.5

Name and Address of Portfolio Company	Nature of its Principal Business	Amortized Cost of Investment (in millions)
First Lien Senior Secured Loans

Hudson Technologies Co One Blue Hill Plaza Pearl River, NY 10965	Hudson Technologies is a national distributor and provider of refrigerant gas and engineered solutions headquartered in Pearl River, NY.	73.5

Individual FoodService 17611 Hidden Oaks Road Encino Los Angeles, CA 91316	Southern California’s premier distributor of food, paper, plastic, packaging, janitorial, and smallwares products.	0.4

Individual FoodService 17611 Hidden Oaks Road Encino Los Angeles, CA 91316	Southern California’s premier distributor of food, paper, plastic, packaging, janitorial, and smallwares products.	4.3(1)

Individual FoodService 17611 Hidden Oaks Road Encino Los Angeles, CA 91316	Southern California’s premier distributor of food, paper, plastic, packaging, janitorial, and smallwares products.	66.2

Individual FoodService 17611 Hidden Oaks Road Encino Los Angeles, CA 91316	Southern California’s premier distributor of food, paper, plastic, packaging, janitorial, and smallwares products.	4.8(1)

Industria Chimica Emiliana Srl Via Sicilia, 8/10 Reggio Emilia, RE 42100 Italy	Industria Chimica Emiliana S.r.l manufactures and markets pharmaceutical, bacteriological, and feed grade acids.	80.6

Industria Chimica Emiliana Srl Via Sicilia, 8/10 Reggio Emilia, RE 42100 Italy	Industria Chimica Emiliana S.r.l manufactures and markets pharmaceutical, bacteriological, and feed grade acids.	20.3

Industry City TI Lessor LP 220 36th Street, #2-A Brooklyn, NY 11232	The Brooklyn Nets are an NBA basketball team owned by Russian billionaire, Mikhail Prokhorov. The Team was moved from New Jersey to Brooklyn, NY in 2012.	31.9

J S Held LLC 50 Jericho Quadrangle Suite 117 Jericho, NY 11753	J.S. Held is a specialty consulting firm that is primarily engaged by insurance carriers and loss adjusters to provide consulting services on a range of construction and engineering matters relating to insurance claims.	6.1

J S Held LLC 50 Jericho Quadrangle Suite 117 Jericho, NY 11753	J.S. Held is a specialty consulting firm that is primarily engaged by insurance carriers and loss adjusters to provide consulting services on a range of construction and engineering matters relating to insurance claims.	7.8(1)

J S Held LLC 50 Jericho Quadrangle Suite 117 Jericho, NY 11753	J.S. Held is a specialty consulting firm that is primarily engaged by insurance carriers and loss adjusters to provide consulting services on a range of construction and engineering matters relating to insurance claims.	144.3

Name and Address of Portfolio Company	Nature of its Principal Business	Amortized Cost of Investment (in millions)
First Lien Senior Secured Loans

J S Held LLC 50 Jericho Quadrangle Suite 117 Jericho, NY 11753	J.S. Held is a specialty consulting firm that is primarily engaged by insurance carriers and loss adjusters to provide consulting services on a range of construction and engineering matters relating to insurance claims.	2.9

J S Held LLC 50 Jericho Quadrangle Suite 117 Jericho, NY 11753	J.S. Held is a specialty consulting firm that is primarily engaged by insurance carriers and loss adjusters to provide consulting services on a range of construction and engineering matters relating to insurance claims.	29.5(1)

Jarrow Formulas Inc 1824 South Robertson Boulevard Los Angeles, CA 90035-4317	Jarrow Formulas, Inc. formulates and supplies nutritional supplements.	178.7

Karman Space Inc 2412 Irwin St. Melbourne, FL 32901	KARMAN Space, Inc. operates as a title contractor for the Space Dive 2.0 program and develops brain control interface (BCI) and flight control technologies for space divers and space walks.	51.0

Karman Space Inc 2412 Irwin St. Melbourne, FL 32901	KARMAN Space, Inc. operates as a title contractor for the Space Dive 2.0 program and develops brain control interface (BCI) and flight control technologies for space divers and space walks.	3.9

Karman Space Inc 2412 Irwin St. Melbourne, FL 32901	KARMAN Space, Inc. operates as a title contractor for the Space Dive 2.0 program and develops brain control interface (BCI) and flight control technologies for space divers and space walks.	1.4(1)

KBP Investments LLC 8900 Indian Creek Parkway Overland Park, KS 66210	KBP Investments, LLC is a holding company that owns and operates restaurants.	8.2

KBP Investments LLC 8900 Indian Creek Parkway Overland Park, KS 66210	KBP Investments, LLC is a holding company that owns and operates restaurants.	27.4(1)

Kellermeyer Bergensons Services LLC 3605 Ocean Ranch Boulevard Suite 200 Oceanside, CA 92056	Kellermeyer Bergensons Services, LLC provides facilities management services to retail and grocery chains.	283.0

Kellermeyer Bergensons Services LLC 3605 Ocean Ranch Boulevard Suite 200 Oceanside, CA 92056	Kellermeyer Bergensons Services, LLC provides facilities management services to retail and grocery chains.	52.4(1)

Lakeview Farms Inc 153 Central Avenue Hawthorne, NJ 7506	Lakeview Farms, Inc. is a wholesale food distributor.	45.3

Name and Address of Portfolio Company	Nature of its Principal Business	Amortized Cost of Investment (in millions)
First Lien Senior Secured Loans

Lakeview Farms Inc 153 Central Avenue Hawthorne, NJ 7506	Lakeview Farms, Inc. is a wholesale food distributor.	10.8(1)

Lakeview Farms Inc 153 Central Avenue Hawthorne, NJ 7506	Lakeview Farms, Inc. is a wholesale food distributor.	45.6(1)

Lakeview Farms Inc 153 Central Avenue Hawthorne, NJ 7506	Lakeview Farms, Inc. is a wholesale food distributor.	0.3

Lakeview Farms Inc 153 Central Avenue Hawthorne, NJ 7506	Lakeview Farms, Inc. is a wholesale food distributor.	6.5(1)

Lexitas Inc 13101 Northwest Freeway Suite 210 Houston, TX 77040	Lexitas provides litigation support services to law firms, plaintiff counsel, defense counsel, corporations, and corporate legal departments.	92.9

Lexitas Inc 13101 Northwest Freeway Suite 210 Houston, TX 77040	Lexitas provides litigation support services to law firms, plaintiff counsel, defense counsel, corporations, and corporate legal departments.	20.9(1)

Lexitas Inc 13101 Northwest Freeway Suite 210 Houston, TX 77040	Lexitas provides litigation support services to law firms, plaintiff counsel, defense counsel, corporations, and corporate legal departments.	5.4(1)

Lionbridge Technologies Inc 1050 Winter Street Suite 2300 Waltham, MA 2451	Lionbridge Technologies, Inc. provides translation and localization solutions for enterprises.	65.2

Lipari Foods LLC 26661 Bunert Road Warren, MI 48089	Lipari Foods, LLC engages in the distribution of food products. Its products include bakery products, confectionery products, dairy products, meat and seafood products, and foodservice products.	261.9

Matchesfashion Ltd 32 London Bridge Street London, SE1 9SG, United Kingdom	A global omni-channel luxury fashion retailer offering 450+ high-end brands.	12.2

MB2 Dental Solutions LLC 2403 Lacy Lane Carrollton, TX 75006	MB2 Dental Solutions, LLC, a dental partnership organization, provides dental practice management services to dentists in Alaska, Arkansas, Arizona, Colorado, Florida, Kansas, Louisiana, Missouri, New Mexico, Oklahoma, Tennessee, and Texas.	148.8

MB2 Dental Solutions LLC 2403 Lacy Lane Carrollton, TX 75006	MB2 Dental Solutions, LLC, a dental partnership organization, provides dental practice management services to dentists in Alaska, Arkansas, Arizona, Colorado, Florida, Kansas, Louisiana, Missouri, New Mexico, Oklahoma, Tennessee, and Texas.	12.0

Name and Address of Portfolio Company	Nature of its Principal Business	Amortized Cost of Investment (in millions)
First Lien Senior Secured Loans

MB2 Dental Solutions LLC 2403 Lacy Lane Carrollton, TX 75006	MB2 Dental Solutions, LLC, a dental partnership organization, provides dental practice management services to dentists in Alaska, Arkansas, Arizona, Colorado, Florida, Kansas, Louisiana, Missouri, New Mexico, Oklahoma, Tennessee, and Texas.	43.8(1)

Miami Beach Medical Group LLC 1200 Alton Road Miami Beach, FL 33139	Miami Beach Medical Group LLC operates a medical and wellness center in South Florida.	171.5

Micronics Filtration Holdings Inc 200 West Road Portsmouth, NH 3801	Micronics Engineered Filtration is a global designer and manufacturer of inline solid-liquid filtration solutions for mission-critical industrial process applications.	45.0

Monitronics International Inc 1990 Wittington Place Farmers Branch, TX 75234	Monitronics International, Inc., doing business as Brinks Home Security, provides security alarm monitoring and related services to residential and commercial customers in the United States, Canada, and Puerto Rico.	17.0

Monitronics International Inc 1990 Wittington Place Farmers Branch, TX 75234	Monitronics International, Inc., doing business as Brinks Home Security, provides security alarm monitoring and related services to residential and commercial customers in the United States, Canada, and Puerto Rico.	1.8

Monitronics International Inc 1990 Wittington Place Farmers Branch, TX 75234	Monitronics International, Inc., doing business as Brinks Home Security, provides security alarm monitoring and related services to residential and commercial customers in the United States, Canada, and Puerto Rico.	25.3

Monitronics International Inc 1990 Wittington Place Farmers Branch, TX 75234	Monitronics International, Inc., doing business as Brinks Home Security, provides security alarm monitoring and related services to residential and commercial customers in the United States, Canada, and Puerto Rico.	41.8(1)

Motion Recruitment Partners LLC 131 Clarendon Street 3rd Floor Boston, MA 2116	Motion Recruitment Partners, LLC, through its subsidiaries provides recruitment solutions to organizations in the United States.	80.1

Motion Recruitment Partners LLC 131 Clarendon Street 3rd Floor Boston, MA 2116	Motion Recruitment Partners, LLC, through its subsidiaries provides recruitment solutions to organizations in the United States.	59.6(1)

NBG Home 12303 Technology Boulevard, Suite 950 Austin, TX 78727	A designer, manufacturer and distributor of products for the home décor market.	68.3

Name and Address of Portfolio Company	Nature of its Principal Business	Amortized Cost of Investment (in millions)
First Lien Senior Secured Loans

NCI Inc 11730 Plaza America Drive Reston, VA 20190	Provides enterprise systems management, information assurance, information assurance policies, and process development and validation solutions.	77.5

New Era Technology Inc 208 Carter Drive Suite 7 West Chester, PA 19382	New Era Technology, Inc. offers managed services, cloud solutions, and systems integration services to customers in the United States, the United Kingdom, Australia, New Zealand, and other parts of the world.	64.3

New Era Technology Inc 208 Carter Drive Suite 7 West Chester, PA 19382	New Era Technology, Inc. offers managed services, cloud solutions, and systems integration services to customers in the United States, the United Kingdom, Australia, New Zealand, and other parts of the world.	38.0(1)

New Era Technology Inc 208 Carter Drive Suite 7 West Chester, PA 19382	New Era Technology, Inc. offers managed services, cloud solutions, and systems integration services to customers in the United States, the United Kingdom, Australia, New Zealand, and other parts of the world.	4.6(1)

Omnimax International Inc 30 Technology Parkway South Suite 400/600 Peachtree Corners, GA 30092	OmniMax International, Inc. manufactures building and transportation products.	179.5

One Call Care Management Inc 841 Prudential Drive Suite 900 Jacksonville, FL 32207	One Call Care Management, Inc. provides specialized cost containment services to the workers’ compensation industry in the United States.	9.6

Parata Systems 2600 Meridian Parkway Durham, NC 27713	Parata Systems, LLC provides pharmacy automation and packaging solutions in the United States, Puerto Rico, and internationally.	131.1

Parata Systems 2600 Meridian Parkway Durham, NC 27713	Parata Systems, LLC provides pharmacy automation and packaging solutions in the United States, Puerto Rico, and internationally.	5.5(1)

Parata Systems 2600 Meridian Parkway Durham, NC 27713	Parata Systems, LLC provides pharmacy automation and packaging solutions in the United States, Puerto Rico, and internationally.	22.0(1)

P2 Energy Solutions Inc. 1670 Broadway Suite 2800 Denver, CO 80202	P2 Energy Solutions incorporated develops software, data, and analytics solutions for the oil and gas industry.	4.7

P2 Energy Solutions Inc. 1670 Broadway Suite 2800 Denver, CO 80202	P2 Energy Solutions incorporated develops software, data, and analytics solutions for the oil and gas industry.	10.1(1)

Name and Address of Portfolio Company	Nature of its Principal Business	Amortized Cost of Investment (in millions)
First Lien Senior Secured Loans

P2 Energy Solutions Inc. 1670 Broadway Suite 2800 Denver, CO 80202	P2 Energy Solutions incorporated develops software, data, and analytics solutions for the oil and gas industry.	232.4

Peak 10 Holding Corp 8809 Lenox Pointe Drive, Suite G Charlotte, NC 28273-3377	Peak 10 Holding Corporation operates as a holding company. The Company, through its subsidiaries, provides information technology services such as application support, security, backup, storage management, internet access, and cloud computing services.	17.1

Peraton Corp 12975 Worldgate Drive 7Th Floor Herndon, VA 20170-6008	Peraton Corporation provides technology-focused services and solutions to various federal government agencies, including space, intelligence, defense, civil, and healthcare.	8.7

Petroplex Acidizing Inc P.O. Box 60365 Midland, TX 79711	Provides acidizing and chemical treatment services for oil, gas, and injection wells in the Permian Basin.	22.2

Polyconcept North America Inc 400 Hunt Valley Rd New Kensington, PA 15068	Provides promotional, lifestyle, and gift products.	21.9

Premium Credit Ltd Ermyn House Ermyn Way Leatherhead, Surrey KT22 8UX United Kingdom	Premium Credit Limited provides insurance premium financial services to individuals and businesses in the United Kingdom and Ireland.	74.8

Production Resource Group LLC 200 Business Park Drive, Suite 109 Armonk, NY 10504	Production Resource Group is a supplier of entertainment and event technology. It provides integrated services and equipment, including audio, video, lighting, staging and automation systems.	117.1

Production Resource Group LLC 200 Business Park Drive, Suite 109 Armonk, NY 10504	Production Resource Group is a supplier of entertainment and event technology. It provides integrated services and equipment, including audio, video, lighting, staging and automation systems.	3.3

Production Resource Group LLC 200 Business Park Drive, Suite 109 Armonk, NY 10504	Production Resource Group is a supplier of entertainment and event technology. It provides integrated services and equipment, including audio, video, lighting, staging and automation systems.	0.1

Production Resource Group LLC 200 Business Park Drive, Suite 109 Armonk, NY 10504	Production Resource Group is a supplier of entertainment and event technology. It provides integrated services and equipment, including audio, video, lighting, staging and automation systems.	55.5

Name and Address of Portfolio Company	Nature of its Principal Business	Amortized Cost of Investment (in millions)
First Lien Senior Secured Loans

Project Marron Brookfield Place Level 8 125 St Georges Terrace Perth, WA 6000 Australia	Provides educational services for students and professionals by way of bridging course opportunities that offer pre-requisite qualifications in order to gain entry into a mainstream facility.	24.4

Project Marron Brookfield Place Level 8 125 St Georges Terrace Perth, WA 6000 Australia	Provides educational services for students and professionals by way of bridging course opportunities that offer pre-requisite qualifications in order to gain entry into a mainstream facility.	20.7

Propulsion Acquisition LLC 10200 Anderson Way Cincinnati, OH 45242	Provides engineering consultancy and technical recruiting services to organizations worldwide. The company offers engineering and design, systems and software, manufacturing and supply chain, technical recruiting, additive engineering, and government services;	56.6

PSKW LLC 200 Jefferson Park Whippany, NJ 7981	PSKW is a leading developer and marketer of co-pay assistance (CPA) programs and tools that help to reduce the cost of prescription drugs for patients.	283.9

Pure Fishing Inc 7 Science Court Columbia, SC 29203	Pure Fishing, Inc. manufactures and sells outdoor and recreational lifestyle products. The company offers fishing tackle, lures, rods and reels, anglers, soft baits, and accessories.	9.4

Qdoba Restaurant Corp 4865 Ward Road, Suite 500 Wheat Ridge, CO 80033	The Company offers canned, frozen fruits, fruit juice, vegetable and non-vegetable food items.	10.9

Reliant Rehab Hospital Cincinnati LLC 5800 Granite Parkway, Suite 1000 Plano, TX 75024	Reliant Rehabilitation Holdings, Inc. provides contract therapy and rehabilitation management services. It offers physical, occupational, and speech therapy services to skilled nursing facilities.	152.1

Revere Superior Holdings Inc 100 Summer Street 17th Floor Boston, MA 2110	Develops a staffing and recruiting software for startups, SMBs, and enterprises.	22.4

Revere Superior Holdings Inc 100 Summer Street 17th Floor Boston, MA 2110	Develops a staffing and recruiting software for startups, SMBs, and enterprises.	3.2(1)

RSC Insurance Brokerage Inc 160 Federal Street 4th floor Boston, MA 02110-1700	Provides insurance brokerage, risk management, and risk advisory services to commercial companies, non-profits, public entities, and individuals.	2.6

Name and Address of Portfolio Company	Nature of its Principal Business	Amortized Cost of Investment (in millions)
First Lien Senior Secured Loans

RSC Insurance Brokerage Inc 160 Federal Street 4th floor Boston, MA 02110-1700	Provides insurance brokerage, risk management, and risk advisory services to commercial companies, non-profits, public entities, and individuals.	5.0(1)

RSC Insurance Brokerage Inc 160 Federal Street 4th floor Boston, MA 02110-1700	Provides insurance brokerage, risk management, and risk advisory services to commercial companies, non-profits, public entities, and individuals.	206.4

RSC Insurance Brokerage Inc 160 Federal Street 4th floor Boston, MA 02110-1700	Provides insurance brokerage, risk management, and risk advisory services to commercial companies, non-profits, public entities, and individuals.	18.1

RSC Insurance Brokerage Inc 160 Federal Street 4th floor Boston, MA 02110-1700	Provides insurance brokerage, risk management, and risk advisory services to commercial companies, non-profits, public entities, and individuals.	29.4(1)

Safe-Guard Products International LLC Two Concourse Parkway Suite 500 Atlanta, GA 30328	Safe-Guard Products International, LLC develops, markets, and administers finance and insurance programs for the automotive aftermarket industry, as well as the RV, marine and motorcycle/powersports segments.	96.8

Sequa Corp 3999 RCA Blvd. Palm Beach Gardens, FL 33410	Provides aftermarket service and repairs for jet engine parts and coats steel for commercial and residential uses.	15.2

Sequa Corp 3999 RCA Blvd. Palm Beach Gardens, FL 33410	Provides aftermarket service and repairs for jet engine parts and coats steel for commercial and residential uses.	15.9

Sequel Youth & Family Services LLC 1131 Eagletree Lane Huntsville, AL 35801	Sequel Youth & Family Services LLC develops and operates programs for children, adolescents, and adults with behavioral, emotional, and physical challenges.	6.0

Sequel Youth & Family Services LLC 1131 Eagletree Lane Huntsville, AL 35801	Sequel Youth & Family Services LLC develops and operates programs for children, adolescents, and adults with behavioral, emotional, and physical challenges.	19.3

Sequel Youth & Family Services LLC 1131 Eagletree Lane Huntsville, AL 35801	Sequel Youth & Family Services LLC develops and operates programs for children, adolescents, and adults with behavioral, emotional, and physical challenges.	112.4

Sequential Brands Group Inc. 601 West 26th Street, 9th Floor New York, NY 10001	Sequential Brands Group owns, promotes, markets and licenses a portfolio of consumer brands to retailers, wholesalers and distributors.	215.9

Name and Address of Portfolio Company	Nature of its Principal Business	Amortized Cost of Investment (in millions)
First Lien Senior Secured Loans

SIRVA Worldwide Inc One Parkview Plaza Oakbrook Terrace, IL 60181	Global leader in moving and relocation services.	6.2

Sorenson Communications LLC 4192 South Riverboat Road Salt Lake City, UT 84123	Sorenson Communications is a provider of IP-based video communication technology and services to the deaf and hard of hearing population in the United States.	59.9

Spins LLC 222 West Hubbard Street Suite 300 Chicago, IL 60654	SPINS, LLC provides market measurement information and insights for manufacturers and retailers in the natural organic and specialty products industry.	57.3

Spins LLC 222 West Hubbard Street Suite 300 Chicago, IL 60654	SPINS, LLC provides market measurement information and insights for manufacturers and retailers in the natural organic and specialty products industry.	7.9(1)

Sungard Availability Services Capital Inc 680 East Swedesford Road Wayne, PA 19087	SunGard provides IT operations support, managed IT services and consulting services.	3.6

Sungard Availability Services Capital Inc 680 East Swedesford Road Wayne, PA 19087	SunGard provides IT operations support, managed IT services and consulting services.	2.0(1)

Sweeping Corp of America Inc 4141 Rockside Road Suite 100 Cleveland, OH 44131	Sweeping Corporation of America, Inc. provides contract sweeping services for commercial customers.	46.6

Sweeping Corp of America Inc 4141 Rockside Road Suite 100 Cleveland, OH 44131	Sweeping Corporation of America, Inc. provides contract sweeping services for commercial customers.	6.9(1)

Sweeping Corp of America Inc 4141 Rockside Road Suite 100 Cleveland, OH 44131	Sweeping Corporation of America, Inc. provides contract sweeping services for commercial customers.	0.5

Sweeping Corp of America Inc 4141 Rockside Road Suite 100 Cleveland, OH 44131	Sweeping Corporation of America, Inc. provides contract sweeping services for commercial customers.	5.1(1)

Tangoe LLC 169 Lackawanna Ave. Parsippany, NJ 07054	Tangoe LLC provides connection life cycle management software and related services. The Company offers technology life cycle management for mobility, network, and Cloud.	170.3

ThermaSys Corp 2777 Walden Avenue Buffalo NY, 14225	ThermaSys is a manufacturer of heat exchangers for end markets including power generation, industrial, construction equipment, and automotive engines.	8.3

Name and Address of Portfolio Company	Nature of its Principal Business	Amortized Cost of Investment (in millions)
First Lien Senior Secured Loans

ThreeSixty Group 1 Venture, Suite 110 Irvine, CA 92618	Designs, sources, and distributes consumer products to retailers in the United States.	47.9

ThreeSixty Group 1 Venture, Suite 110 Irvine, CA 92618	Designs, sources, and distributes consumer products to retailers in the United States.	47.6

Total Safety US Inc 3151 Briarpark Drive Suite 500 Houston, TX 77042	Total Safety U.S., Inc. provides integrated industrial safety services, strategies, and equipment to oil and gas, industrial, and process industry customers in the United States and internationally	0.9

Trace3 Inc 7565 Irvine Center Drive, Suite 200 Irvine, CA 92618	Trace3 is a leading technology solutions value-added reseller to predominantly West Coast enterprise customers.	237.8

Transaction Services Group Ltd 5 The Warehouse Way Northcote Auckland 627 New Zealand	Provider of integrated business management software and payment solutions to membership organizations globally, focused on Health & Fitness clubs and childcare organizations.	55.3

Transaction Services Group Ltd 5 The Warehouse Way Northcote Auckland 627 New Zealand	Provider of integrated business management software and payment solutions to membership organizations globally, focused on Health & Fitness clubs and childcare organizations.	34.0

Transaction Services Group Ltd 5 The Warehouse Way Northcote Auckland 627 New Zealand	Provider of integrated business management software and payment solutions to membership organizations globally, focused on Health & Fitness clubs and childcare organizations.	17.6

Truck-Lite Co LLC 310 East Elmwood Avenue Falconer, NY 14733	Truck-Lite Co., LLC designs, develops, manufactures, and distributes vehicular safety lighting products and accessories to heavy-duty truck, trailer, and commercial vehicle industries in the United States and internationally.	1.6

Truck-Lite Co LLC 310 East Elmwood Avenue Falconer, NY 14733	Truck-Lite Co., LLC designs, develops, manufactures, and distributes vehicular safety lighting products and accessories to heavy-duty truck, trailer, and commercial vehicle industries in the United States and internationally.	23.6(1)

Name and Address of Portfolio Company	Nature of its Principal Business	Amortized Cost of Investment (in millions)
First Lien Senior Secured Loans

Truck-Lite Co LLC 310 East Elmwood Avenue Falconer, NY 14733	Truck-Lite Co., LLC designs, develops, manufactures, and distributes vehicular safety lighting products and accessories to heavy-duty truck, trailer, and commercial vehicle industries in the United States and internationally.	257.7

Warren Resources Inc 5420 LBJ Freeway, Suite 600 Dallas, TX 75240	Warren Resources is an independent energy company engaged in the exploration, development and production of onshore crude oil and gas reserves.	19.7

West Corp 11808 Miracle Hills Drive Omaha, NE 68154	West Corporation offers communications services and infrastructure systems. The Company provides on-demand automated conferencing, operator assisted, Internet, and video conferencing, as well as other related products and services.	2.3

West Corp 11808 Miracle Hills Drive Omaha, NE 68154	West Corporation offers communications services and infrastructure systems. The Company provides on-demand automated conferencing, operator assisted, Internet, and video conferencing, as well as other related products and services.	11.1

Wheels Up Partners LLC 220 West 42nd Street, 16th Floor New York, NY 10036	Offers private aviation services on light, mid, and super mid-sized jets, as well as membership opportunities to clients looking for travel management solutions.	2.2

Wheels Up Partners LLC 220 West 42nd Street, 16th Floor New York, NY 10036	Offers private aviation services on light, mid, and super mid-sized jets, as well as membership opportunities to clients looking for travel management solutions.	16.4

Wheels Up Partners LLC 220 West 42nd Street, 16th Floor New York, NY 10036	Offers private aviation services on light, mid, and super mid-sized jets, as well as membership opportunities to clients looking for travel management solutions.	6.8

Wheels Up Partners LLC 220 West 42nd Street , 16th Floor New York, NY 10036	Offers private aviation services on light, mid, and super mid-sized jets, as well as membership opportunities to clients looking for travel management solutions.	26.0

Wheels Up Partners LLC 220 West 42nd Street, 16th Floor New York, NY 10036	Offers private aviation services on light, mid, and super mid-sized jets, as well as membership opportunities to clients looking for travel management solutions.	4.2

Name and Address of Portfolio Company	Nature of its Principal Business	Amortized Cost of Investment (in millions)
First Lien Senior Secured Loans

Woolpert Inc 4454 Idea Center Boulevard Suite 400 Dayton, OH 45430-1500	Woolpert, Inc. provides architecture, engineering, geospatial, and strategic consulting services.	138.5

Woolpert Inc 4454 Idea Center Boulevard Suite 400 Dayton, OH 45430-1500	Woolpert, Inc. provides architecture, engineering, geospatial, and strategic consulting services.	73.1(1)

Second Lien Senior Secured Loans

Advanced Lighting Technologies Inc 7905 Cochran Road, Suite 300 Glenwillow, OH 44139	Advanced Lighting Technologies, Inc. designs, manufactures, and markets energy efficient commercial lighting products, components and systems.	10.0

Ammeraal Beltech Holding BV Comeniusstraat 8 Alkmaar, Noord-Holland, Netherlands 1817 MS	Ammeraal Beltech Holding B.V. manufactures and markets belts for food, airport, logistics, mail, tobacco, paper and print, textile, rubber and tire, automotive, and wood industries.	46.2

Amtek Global Technology Pte Ltd 141 Cecil Street #02-03, Tung Ann Association Building Singapore, 069541	Integrated automotive component manufacturer with a strong global presence.	38.8

BCA Marketplace PLC Kiln Road Kempston Hardwick Bedford, Bedfordshire MK43 9PR United Kingdom	BCA Marketplace plc, together with its subsidiaries, owns and operates a used vehicle exchange in Europe.	36.7

Belk Inc 2801 West Tyvola Road Charlotte, NC 28217	The 7th largest department store operator in the US, with 297 stores across 16 southeastern states.	4.2

Byrider Finance LLC 12802 Hamilton Crossing Boulevard Carmel, IN 46032	Byrider is an automotive retailer focused on the integrated auto sales and finance segment.	51.4

Constellis Holdings LLC 12018 Sunrise Valley Drive Suite 140 Reston, VA 20191	Constellis is a provider of operational support and risk management services to government and commercial clients worldwide.	12.4

Cubic Corp 9333 Balboa Avenue San Diego, CA 92123	Cubic Corporation designs, integrates, and operates systems, products, and services for command, control, communications, computers, intelligence, surveillance, and reconnaissance (C4ISR) customers worldwide.	51.6

Culligan International Co 9399 West Higgins Rd, STE 1100 Rosemont, IL 60018 USA	Engages in the manufacture and distribution of water filtration and treatment systems for residential, office, commercial, and industrial applications.	84.5

Name and Address of Portfolio Company	Nature of its Principal Business	Amortized Cost of Investment (in millions)
Second Lien Senior Secured Loans

Datatel Inc 10811 South Westview Circle Drive, Suite 100 Houston, TX 77043	Datatel, Inc. provides marketing of seismic survey related data.	169.7

Excelitas Technologies Corp 200 West Street, Suite E403 Waltham, MA 02451	Manufactures customized optoelectronic and advanced electronic systems to global OEM customers.	6.1

Fairway Group Holdings Corp 2284 12th Avenue New York, NY 10027	Fairway Group, together with it subsidiaries, operates as a premier specialty food retailer in the greater New York City metro area.	—

Gruden Acquisition, Inc. 4041 Park Oaks Boulevard, Suite 200 Tampa, FL 33610	Quality Distribution (Gruden Acquisition) is a global provider of bulk transportation and logistics services.	32.8

Misys Ltd 1 Kingdom Street, Paddington London, W2 6BL UK	Provides industry specific software for banking, treasury, trading, and risk solutions.	20.3

NBG Home 12303 Technology Boulevard, Suite 950 Austin, TX 78727	A designer, manufacturer and distributor of products for the home décor market.	26.2

NEP Broadcasting LLC 2 Beta Drive Pittsburgh, PA 15238	Offers post production and studio services to TV broadcast companies.	6.1

OEConnection LLC 4205 Highlander Parkway Richfield, OH 44286	OEConnection LLC provides technology solutions to original equipment manufacturers and their franchised dealers in automotive, construction, and heavy-duty truck industries worldwide.	73.3

Ontic Engineering & Manufacturing Inc 20400 Plummer Street Chatsworth, CA 91311	Ontic Engineering and Manufacturing, Inc. designs, manufactures, and delivers OEM-pedigree parts and accessories for legacy aerospace platforms.	24.9

Paradigm Acquisition Corp 1033 Skokie Blvd, Suite 600 Northbrook, IL 60062	Paradigm Acquisition Corporation was founded in 2012. The Company’s line of business includes providing management services on a contract or fee basis.	2.2

Peraton Corp 12975 Worldgate Drive 7Th Floor Herndon, VA 20170-6008	Peraton Corporation provides technology-focused services and solutions to various federal government agencies, including space, intelligence, defense, civil, and healthcare.	149.6

Peraton Corp 12975 Worldgate Drive 7Th Floor Herndon, VA 20170-6008	Peraton Corporation provides technology-focused services and solutions to various federal government agencies, including space, intelligence, defense, civil, and healthcare.	164.9

Name and Address of Portfolio Company	Nature of its Principal Business	Amortized Cost of Investment (in millions)
Second Lien Senior Secured Loans

Petrochoice Holdings Inc 1300 Virginia Drive, Suite 405 Ft. Washington, PA 19034	Supplies lubricants and filtration products in the Mid-Atlantic region and Midwest region.	64.3

Polyconcept North America Inc 400 Hunt Valley Rd New Kensington, PA 15068	Provides promotional, lifestyle, and gift products.	9.4

Pretium Packaging LLC 15450 South Outer Forty Drive Suite 120 Chesterfield, MO 63017	Pretium Packaging, LLC designs, manufactures, and supplies plastic containers and closures	14.4

Pure Fishing Inc 7 Science Court Columbia, SC 29203	Pure Fishing, Inc. manufactures and sells outdoor and recreational lifestyle products. The company offers fishing tackle, lures, rods and reels, anglers, soft baits, and accessories.	170.1

Rise Baking Company 828 Kasota Avenue SE Minneapolis, MN 55414	Rise Baking Company produces and retails bakery products, including breads, cookies, and bars. The company was founded in 2013 and is headquartered in Minneapolis, Minnesota.	46.9

Sequa Corp 3999 RCA Blvd. Palm Beach Gardens, FL 33410	Provides aftermarket service and repairs for jet engine parts and coats steel for commercial and residential uses.	5.7

SIRVA Worldwide Inc One Parkview Plaza Oakbrook Terrace, IL 60181	Global leader in moving and relocation services.	5.3

Solera Holdings, Inc. 1500 Solana Blvd. Westlake, TX 76262	Solera is a global leader in data, applications and services for insurance and automotive.	243.2

Sorenson Communications LLC 4192 South Riverboat Road Salt Lake City, UT 84123	Sorenson Communications is a provider of IP-based video communication technology and services to the deaf and hard of hearing population in the United States.	6.5

Sungard Availability Services Capital Inc 680 East Swedesford Road Wayne, PA 19087	SunGard provides IT operations support, managed IT services and consulting services.	13.4

Vantage Specialty Chemicals Inc 4650 South Racine Avenue Chicago, IL 60609	Vantage Specialty Chemicals, Inc. manufactures fatty acids, specialty derivatives, and specialty chemical blends.	0.7

Vestcom International Inc 2800 Cantrell Road Little Rock, AK 72202	Vestcom International, Inc. offers marketing solutions for retailers and brand manufacturers. The Company provides offers banner strips, ad signs, promotion, restocking programs, and banner advertisements.	70.2

Name and Address of Portfolio Company	Nature of its Principal Business	Amortized Cost of Investment (in millions)
Second Lien Senior Secured Loans

WireCo WorldGroup Inc 2400 West 75th Street, Prairie Village Kansas City, MO 66208	Manufacturer of steel and synthetic rope, specialty wire, electromechanical cable, and other engineered products.	14.7

Wittur Holding GmbH Rohrbachstr. 26-30 Sulzemoos, Bavaria 85259 Germany	Wittur Holding GmbH manufactures and supplies components, modules, and systems for the elevator industry.	120.0

Other Senior Secured Debt

Angelica Corp 1105 Lakewood Parkway, Suite 210 Alpharetta, GA 30009	Provider of healthcare linen and medical laundry services.	42.3

Black Swan Energy Ltd 2700, Bow Valley Square Tower IV, 250—6th Avenue SW Calgary, Alberta, Canada T2P 3H7	Black Swan Energy Ltd. is a private, Canadian E&P company headquartered in Calgary. The Company is focused on the liquids-rich window of the Montney Shale in northeast British Columbia.	9.7

JW Aluminum Co 435 Old Mount Holly Road Mt. Holly, SC 29445	JW Aluminum, Inc. manufactures and supplies specialty flat rolled aluminum products for use in consumer and commercial applications.	75.4

One Call Care Management Inc 841 Prudential Drive Suite 900 Jacksonville, FL 32207	One Call Care Management, Inc. provides specialized cost containment services to the workers’ compensation industry in the United States.	42.4

TruckPro LLC 1900 Charles Bryan Suite 100 Cordova, TN 38016	TruckPro, LLC distributes heavy-duty truck and trailer parts.	9.1

Velvet Energy Ltd Suite 1500, 308 - 4th Avenue SW Calgary, Alberta, Canada T2P 0H7	Velvet Energy Ltd. is a private Canadian exploration company with over 474,000 net acres in western Alberta. The Company was founded in 2011 and is backed by Warburg Pincus, Trilantic and 1901 Partners.	13.7

Subordinated Debt

Ardonagh Group Ltd 3rd Floor 44 Esplanade Saint Helier JE4 9WG Jersey	The Ardonagh Group Limited operates as an independent insurance broker and underwriter in the United Kingdom and internationally.	0.8

ClubCorp Club Operations Inc 3030 LBJ Freeway, Suite 600 Dallas, TX 75234	Owns or operates a network of golf, country, business, sports and alumni clubs in multiple states and worldwide.	35.2

Hilding Anders Östra Varvsgatan 4 Malmo, 211 75, Sweden	Manufacturer of beds and mattresses in Europe and Asia.	26.9

Name and Address of Portfolio Company	Nature of its Principal Business	Amortized Cost of Investment (in millions)
Subordinated Debt

Hilding Anders Östra Varvsgatan 4 Malmo, 211 75, Sweden	Manufacturer of beds and mattresses in Europe and Asia.	—

Hilding Anders Östra Varvsgatan 4 Malmo, 211 75, Sweden	Manufacturer of beds and mattresses in Europe and Asia.	99.4

Home Partners of America Inc 2 N. Riverside Plaza, Ste. 1250 Chicago, IL	A REIT that makes investments in single family homes and offers lease to own products to its customers.	3.5

Intelsat Jackson Holdings SA 4, rue Albert Borschette Luxembourg City, Luxembourg 1246	Intelsat Holdings S.A. is a holding company, which through its subsidiaries offers satellite communication services.	2.0

Asset Based Finance

801 5th Ave Seattle, WA 98104	F5 Tower, 660-foot-tall (200 m) skyscraper in Downtown Seattle, Washington	14.1

801 5th Ave Seattle, WA 98104	F5 Tower, 660-foot-tall (200 m) skyscraper in Downtown Seattle, Washington	53.4

Abacus JV 610 Gusryan Street Baltimore, MD 21224	Abacus Corporation provides staff augmentation, outsourcing, vendor management, and permanent placement services.	39.2

Accelerator Investments Aggregator LP Hofplein 20th - 21st floor Rotterdam, 3032 AC Netherlands	Neo Direct Lending BV is a vehicle to invest in the European small business loan market. The company acts as a platform to source and facilitate small business loans in the Netherlands (~90%) and Germany (~10%).	6.3

Altavair AirFinance 22833 South East Black Nugget Road Suite 110 Issaquah, WA	A leading global aviation servicing business	119.0

Australis Maritime 55 Brompton Road SW3 1DP London United Kingdom	Australis Maritime Finance was set up in order to provider various financing opportunities to the global maritime and shipping industry space. Australis will lend against a diversified shipping portfolio across bulkers, containerships, and tankers.	47.4

Avida Holding AB Södermalmsallén 36 Stockholm, Stockholm County 118 28 Sweden	A credit market company, provides financial solutions and services for individuals and companies in Sweden, Norway, and Finland.	44.0

Bank of Ireland Lower Baggot St 2 Co Dublin, Ireland	Operates as an SPV serving as the counterparty to Bank of Ireland (“BOI”) in a CDS.	14.7

Name and Address of Portfolio Company	Nature of its Principal Business	Amortized Cost of Investment (in millions)
Asset Based Finance

Byrider Finance LLC 12802 Hamilton Crossing Boulevard Carmel, IN 46032	Byrider is an automotive retailer focused on the integrated auto sales and finance segment.	3.7

Byrider Finance LLC 12802 Hamilton Crossing Boulevard Carmel, IN 46032	Byrider is an automotive retailer focused on the integrated auto sales and finance segment.	19.3(1)

Callodine Commercial Finance LLC Two International Place Suite 1830 Boston, MA 2110	Callodine Commercial Finance, LLC. is a commercial finance company that focuses on middle market lending.	117.3

Callodine Commercial Finance LLC Two International Place Suite 1830 Boston, MA 2110	Callodine Commercial Finance, LLC. is a commercial finance company that focuses on middle market lending.	40.3(1)

Capital Automotive LP 8270 Greensboro Drive Suite 950 McLean, VA 22102	Capital Automotive L.P. offers real estate management and development services.	23.7

Capital Automotive LP 8270 Greensboro Drive Suite 950 McLean, VA 22102	Capital Automotive L.P. offers real estate management and development services.	41.0

Global Jet Capital LLC 2500 North Military Trail, Suite 475 Boca Raton, FL 33431	Global Jet advises on aircraft acquisitions, assisting with leasing, financing, and crew selection.	69.4

Global Jet Capital LLC 2500 North Military Trail, Suite 475 Boca Raton, FL 33431	Global Jet advises on aircraft acquisitions, assisting with leasing, financing, and crew selection.	4.5

Global Jet Capital LLC 2500 North Military Trail, Suite 475 Boca Raton, FL 33431	Global Jet advises on aircraft acquisitions, assisting with leasing, financing, and crew selection.	21.7

Global Jet Capital LLC 2500 North Military Trail, Suite 475 Boca Raton, FL 33431	Global Jet advises on aircraft acquisitions, assisting with leasing, financing, and crew selection.	212.2

Global Jet Capital LLC 2500 North Military Trail, Suite 475 Boca Raton, FL 33431	Global Jet advises on aircraft acquisitions, assisting with leasing, financing, and crew selection.	3.4

Global Jet Capital LLC 2500 North Military Trail, Suite 475 Boca Raton, FL 33431	Global Jet advises on aircraft acquisitions, assisting with leasing, financing, and crew selection.	39.1

Global Jet Capital LLC 2500 North Military Trail, Suite 475 Boca Raton, FL 33431	Global Jet advises on aircraft acquisitions, assisting with leasing, financing, and crew selection.	18.7

Global Jet Capital LLC 2500 North Military Trail, Suite 475 Boca Raton, FL 33431	Global Jet advises on aircraft acquisitions, assisting with leasing, financing, and crew selection.	31.4

Name and Address of Portfolio Company	Nature of its Principal Business	Amortized Cost of Investment (in millions)
Asset Based Finance

Global Jet Capital LLC 2500 North Military Trail, Suite 475 Boca Raton, FL 33431	Global Jet advises on aircraft acquisitions, assisting with leasing, financing, and crew selection.	4.2

Global Jet Capital LLC 2500 North Military Trail, Suite 475 Boca Raton, FL 33431	Global Jet advises on aircraft acquisitions, assisting with leasing, financing, and crew selection.	18.2

Global Jet Capital LLC 2500 North Military Trail, Suite 475 Boca Raton, FL 33431	Global Jet advises on aircraft acquisitions, assisting with leasing, financing, and crew selection.	34.7

Global Lending Services LLC 1200 Brookfield Boulevard Suite 300 Greenville, SC 29607	Global Lending Services LLC provides auto finance services. It offers subprime lending services to franchise and independent automobile dealers in the United States.	20.5

Global Lending Services LLC 1200 Brookfield Boulevard Suite 300 Greenville, SC 29607	Global Lending Services LLC provides auto finance services. It offers subprime lending services to franchise and independent automobile dealers in the United States.	16.6

Home Partners JV 1000 S. Washington Avenue Suite 10 Lansing, MI 48910	Purpose of funding the acquisition of single family homes	80.3

Home Partners JV 1000 S. Washington Avenue Suite 10 Lansing, MI 48910	Purpose of funding the acquisition of single family homes	5.4

Home Partners JV 1000 S. Washington Avenue Suite 10 Lansing, MI 48910	Purpose of funding the acquisition of single family homes	47.6

Home Partners JV 2 1000 S. Washington Avenue Suite 10 Lansing, MI 48910	Purpose of funding the acquisition of single family homes	1.2

Home Partners JV 2 1000 S. Washington Avenue Suite 10 Lansing, MI 48910	Purpose of funding the acquisition of single family homes	15.6(1)

Home Partners JV 2 1000 S. Washington Avenue Suite 10 Lansing, MI 48910	Purpose of funding the acquisition of single family homes	—

Home Partners JV 2 1000 S. Washington Avenue Suite 10 Lansing, MI 48910	Purpose of funding the acquisition of single family homes	0.6

Jet Edge International LLC 4131 Worth Ave Columbus, OH 43219	Jet Edge was built to service the most sophisticated individuals and corporations in the world.	19.3

Name and Address of Portfolio Company	Nature of its Principal Business	Amortized Cost of Investment (in millions)
Asset Based Finance

Jet Edge International LLC 4131 Worth Ave Columbus, OH 43219	Jet Edge was built to service the most sophisticated individuals and corporations in the world.	32.1(1)

Kilter Finance 35 New Broad Street House London, Greater London EC2M 1NH United Kingdom	A specialty finance company, provides financing solutions to the financial services sector.	0.5

Kilter Finance 35 New Broad Street House London, Greater London EC2M 1NH United Kingdom	A specialty finance company, provides financing solutions to the financial services sector.	32.6

KKR Central Park Leasing Aggregator L.P. 9 West 57th Street, Suite 4200 New York, 10019	A static pool of 38 Airbus and Boeing aircraft on lease to airlines across the globe.	39.1

KKR Zeno Aggregator LP (K2 Aviation) 555 California Street, 50th Floor San Francisco, CA 94104	A securitization of aircraft.	23.0

Lenovo Group Ltd Lincoln House 23rd Flr Taikoo Place 979 King’s Rd Quarry Bay, Hong Kong	Lenovo Group Limited, an investment holding company, develops, manufactures, and markets technology products and services.	10.4

Lenovo Group Ltd Lincoln House 23rd Flr Taikoo Place 979 King’s Rd Quarry Bay, Hong Kong	Lenovo Group Limited, an investment holding company, develops, manufactures, and markets technology products and services.	18.0

Lenovo Group Ltd Lincoln House 23rd Flr Taikoo Place 979 King’s Rd Quarry Bay, Hong Kong	Lenovo Group Limited, an investment holding company, develops, manufactures, and markets technology products and services.	11.4

Lenovo Group Ltd Lincoln House 23rd Flr Taikoo Place 979 King’s Rd Quarry Bay, Hong Kong	Lenovo Group Limited, an investment holding company, develops, manufactures, and markets technology products and services.	6.6

Luxembourg Life Fund - Absolute Return Fund III 9, Rue Sainte Zithe 4th Floor Luxembourg 2763	Closed-end fund for Carlisle Management Company	6.5

Luxembourg Life Fund - Absolute Return Fund III 9, Rue Sainte Zithe 4th Floor Luxembourg 2763	Closed-end fund for Carlisle Management Company	1.1(1)

Name and Address of Portfolio Company	Nature of its Principal Business	Amortized Cost of Investment (in millions)
Asset Based Finance

Luxembourg Life Fund - Long Term Growth Fund 9, Rue Sainte Zithe 4th Floor Luxembourg 2763	Closed-end fund for Carlisle Management Company	18.3

Music IP 555 California Street, 50th Floor San Francisco, CA 94104	Controlled entity with the purpose of acquiring and managing music intellectual property (“IP”) assets	33.7

NewStar Financial, Inc. 500 Boylston Street, Suite 1250 Boston, MA 02116	NewStar Financial is a publicly listed, specialized commercial finance company that focuses on providing loans and leases to middle market companies.	2.6

Opendoor Labs Inc 405 Howard Street Suite 550 San Francisco, CA 94105	Opendoor Labs, Inc., a real estate company, which provides selling and buying of homes online.	148.9

Orchard Marine Limited Palm Grove House, P.O. Box 438 Road Town, Tortola, VG 1110, British Virgin Islands	Buys and leases shipping vessels.	3.1

Orchard Marine Limited Palm Grove House, P.O. Box 438 Road Town, Tortola, VG 1110, British Virgin Islands	Buys and leases shipping vessels.	62.0

Pretium Partners LLC P1 1633 Broadway 28th Floor New York, NY 10019	A real estate investment firm specializing in single-family rental real estate, loans, and securitized debt.	6.2

Pretium Partners LLC P2 1633 Broadway 28th Floor New York, NY 10019	A real estate investment firm specializing in single-family rental real estate, loans, and securitized debt.	14.2

333 108th Ave NE Bellevue, WA 98004	Tower 333, 20-story high-rise office building in the central business district of Bellevue, Washington	8.3

333 108th Ave NE Bellevue, WA 98004	Tower 333, 20-story high-rise office building in the central business district of Bellevue, Washington	47.3

Star Mountain Diversified Credit Income Fund III, LP Tower 57 AT 135 East 57TH Street New York NY 10022	Focused exclusively on the U.S. lower middle-market by investing debt and equity directly into established operating companies	21.0

Wind River CLO Ltd. 2012 1A Class Subord. B 1515 West 22nd Street - 11th Floor Oak Brook, IL 60523	Investment in Wind River CLO. Manager is Carlyle Investment Management and Underwriter in Bear Stearns.	13.8

Name and Address of Portfolio Company	Nature of its Principal Business	Amortized Cost of Investment (in millions)
Asset Based Finance

Toorak Capital Funding LLC 15 Maple Street Second Floor West Summit, NJ 7901	Operates as a provider of third-party capital to the small business for real estate lending industry in the United States.	1.9

Toorak Capital Partners LLC 15 Maple Street Second Floor West Summit, NJ 7901	Toorak Capital Partners LLC operates as a provider of third-party capital to the small business for real estate lending industry in the United States	198.2

Toorak Capital Partners LLC 15 Maple Street Second Floor West Summit, NJ 7901	Toorak Capital Partners LLC operates as a provider of third-party capital to the small business for real estate lending industry in the United States	20.0(1)

Name and Address of Portfolio Company	Nature of its Principal Business	Amortized Cost of Investment (in millions)
Strategic Credit Opportunities Partners, LLC

Credit Opportunities Partners, LLC 555 California Street, 50th Floor San Francisco, CA 94104	A joint venture between the Company and South Carolina Retirement Systems Group Trust	1,396.7

Name and Address of Portfolio Company	Nature of its Principal Business	Asset Type	Percentage of Class Held(2)	Amortized Cost of Investment (in millions)
Equity/Other

Abaco Energy Technologies LLC 1010 Lamar Street, Suite 1410 Houston, TX 77002	Abaco Energy Technologies LLC focuses on acquiring, integrating, and developing energy manufacturing and service businesses primarily related to North American drilling, completion, and production and associated infrastructure.	Common Stock	1.5%	0.2

Abaco Energy Technologies LLC 1010 Lamar Street, Suite 1410 Houston, TX 77002	Abaco Energy Technologies LLC focuses on acquiring, integrating, and developing energy manufacturing and service businesses primarily related to North American drilling, completion, and production and associated infrastructure.	Preferred Stock	1.8%	1.5

Name and Address of Portfolio Company	Nature of its Principal Business	Asset Type	Percentage of Class Held(2)	Amortized Cost of Investment (in millions)
Equity/Other

Alion Science & Technology Corp 1750 Tysons BLVD, Suite 1300 McLean, VA 22102	Alion is a leading provider of engineering solutions and operational support to the Federal Government for national defense, intelligence, homeland security and other government programs.	Other Equity	1.5%	7.4

Amtek Global Technology Pte Ltd 141 Cecil Street #02-03, Tung Ann Association Building Singapore, 069541	Integrated automotive component manufacturer with a strong global presence.	Common Stock	41.0%	—

Amtek Global Technology Pte Ltd 141 Cecil Street #02-03, Tung Ann Association Building Singapore, 069541	Integrated automotive component manufacturer with a strong global presence.	Common Stock	41.0%	30.7

Amtek Global Technology Pte Ltd 141 Cecil Street #02-03, Tung Ann Association Building Singapore, 069541	Integrated automotive component manufacturer with a strong global presence.	Private Equity	41.0%	—

Angelica Corp 1105 Lakewood Parkway, Suite 210 Alpharetta, GA 30009	Provider of healthcare linen and medical laundry services.	Common Stock	81.1%	47.6

Ap Plasman Inc 5245 Burke Street Windsor, ON, Canada N9A 6J3	Ap Plasman Inc (APP), is a leading manufacturer of injection mold, exterior trim components, coupled with high value-add painting, assembly and tooling capabilities.	Warrant	0.0%	2.5

Arcos LLC/VA 445 Hutchinson Avenue Suite 700 Columbus, OH 43235	ARCOS, Inc. develops and delivers crew management and callout, and emergency response software for utility companies and other industries in the United States.	Preferred Stock	25.0%	13.9

Ardonagh Group Ltd 3rd Floor 44 Esplanade Saint Helier JE4 9WG Jersey	The Ardonagh Group Limited operates as an independent insurance broker and underwriter in the United Kingdom and internationally.	Common Stock	5.5%	—

Name and Address of Portfolio Company	Nature of its Principal Business	Asset Type	Percentage of Class Held(2)	Amortized Cost of Investment (in millions)
Equity/Other

Ardonagh Group Ltd 3rd Floor 44 Esplanade Saint Helier JE4 9WG Jersey	The Ardonagh Group Limited operates as an independent insurance broker and underwriter in the United Kingdom and internationally.	Common Stock	0.0%	0.2

Ardonagh Group Ltd 3rd Floor 44 Esplanade Saint Helier JE4 9WG Jersey	The Ardonagh Group Limited operates as an independent insurance broker and underwriter in the United Kingdom and internationally.	Preferred Stock	3.1%	9.1

Arena Energy LP 2103 Research Forest Dr. Suite 400 The Woodlands, TX 77380	Arena Energy, LP operates as an offshore oil and gas exploration and production company engaged in the exploitation and development of oil and gas in the Gulf of Mexico.	Warrant	14.6%	0.4

Ascent Resources Utica Holdings LLC / ARU Finance Corp 3501 NW 63rd Street Oklahoma City, OK 73116	Ascent Resources is a privately owned exploration and production company founded by Aubrey McClendon to acquire and develop unconventional resources in the Utica Shale.	Common Stock	0.0%	9.7

Ascent Resources Utica Holdings LLC / ARU Finance Corp 3501 NW 63rd Street Oklahoma City, OK 73116	Ascent Resources is a privately owned exploration and production company founded by Aubrey McClendon to acquire and develop unconventional resources in the Utica Shale.	Other Equity	0.8%	19.4

Aspect Software Inc 2325 East Camelback Road, Suite 700 Phoenix, AZ 85016	Aspect Software is a provider of solutions to the contact center industry.	Common Stock	8.0%	2.3

Aspect Software Inc 2325 East Camelback Road, Suite 700 Phoenix, AZ 85016	Aspect Software is a provider of solutions to the contact center industry.	Warrant	8.0%	0.3

ATX Networks Corp 1-501 Clements Road West Ajax, ON, Canada L1S 7H4	ATX is a designer and developer of patented, high-margin radio frequency management equipment and digital video processing products.	Common Stock	0.3%	—

Name and Address of Portfolio Company	Nature of its Principal Business	Asset Type	Percentage of Class Held(2)	Amortized Cost of Investment (in millions)
Equity/Other

AVF Parent LLC 6500 14 Mile Road Warren, MI 48092	Art Van Furniture is a leading furniture retailer in the Midwestern United States.	Other Equity	17.5%	—

Belk Inc 2801 West Tyvola Road Charlotte, NC 28217	The 7th largest department store operator in the US, with 297 stores across 16 southeastern states.	Other Equity	9.5%	—

Borden (New Dairy Opco) 8750 North Central Expressway Suite 400 Dallas, TX 75231-6436	Borden produces dairy products such as milk, yogurt smoothies, probiotics, and cheese products.	Common Stock	20.0%	9.1

Catalina Marketing Corp 200 Carillon Parkway St. Petersburg, FL 33716	Catalina Marketing Corporation Inc. provides personalized digital media solutions for consumer packaged goods (CPG), agencies, and retail industry.	Common Stock	0.0%	—

CDS US Intermediate Holdings Inc 4001 Kennett Pike, Suite 302 Wilmington, DE 19807	CDS U.S. Intermediate Holdings, Inc. operates as a holding company. The Company, through its subsidiaries, operates movie theaters.	Warrant	0.0%	—

Cengage Learning Inc 20 Channel Center Street Boston, MA 2210	Cengage Learning, Inc. operates as an educational content, technology, and services company for the higher education and K–12, professional, and library markets worldwide.	Common Stock	0.3%	7.5

Charlotte Russe Inc 4645 Morena Boulevard San Diego, CA	Retailer offering an assortment of on-trend fashion apparel, shoes, and accessories.	Common Stock	10.5%	12.5

Chisholm Oil & Gas Operating LLC 6100 South Yale Avenue, Suite 1700 Tulsa, OK 74136	Private exploration and production operator located in Tulsa, Oklahoma.	Common Stock	0.0%	0.1

Cimarron Energy Inc 11025 Equity Drive, Suite 200 Houston, TX 77041	Cimarron Energy, Inc. designs and manufactures engineered production, process, and environmental equipment for upstream and midstream energy industries.	Common Stock	2.0%	—

Name and Address of Portfolio Company	Nature of its Principal Business	Asset Type	Percentage of Class Held(2)	Amortized Cost of Investment (in millions)
Equity/Other

Cimarron Energy Inc 11025 Equity Drive, Suite 200 Houston, TX 77041	Cimarron Energy, Inc. designs and manufactures engineered production, process, and environmental equipment for upstream and midstream energy industries.	Other Equity	50.0%	—

Constellis Holdings LLC 12018 Sunrise Valley Drive Suite 140 Reston, VA 20191	Constellis is a provider of operational support and risk management services to government and commercial clients worldwide.	Private Equity	8.1%	10.3

Crossmark Holdings Inc 5100 Legacy Drive Plano, TX 75024	Crossmark is a sales and marketing services company in the consumer goods and services industry.	Warrant	12.4%	—

CTI Foods Holding Co LLC P.O. Box 700 Caldwell, ID 83606	Produces custom food products for the foodservice industry.	Common Stock	0.5%	0.7

Cubic Corp 9333 Balboa Avenue San Diego, CA 92123	Cubic Corporation designs, integrates, and operates systems, products, and services for command, control, communications, computers, intelligence, surveillance, and reconnaissance (C4ISR) customers worldwide.	Preferred Stock	16.9%	39.7

Empire Today LLC 333 Northwest Avenue Northlake, IL 60164	Empire Today operates as a shop-at-home company that provides installed flooring treatment products to customers across the United States.	Common Stock	2.2%	5.7

Envigo Laboratories Inc 297 Kingsbury Grade, Suite 10 Lake Tahoe, NV 89449	Envigo provides essential products and research services for biopharmaceutical, crop protection, and chemical companies as well as universities, governments, and other research organizations.	Warrant	0.1%	—

Envigo Laboratories Inc 297 Kingsbury Grade, Suite 10 Lake Tahoe, NV 89449	Envigo provides essential products and research services for biopharmaceutical, crop protection, and chemical companies as well as universities, governments, and other research organizations.	Warrant	0.1%	—

Name and Address of Portfolio Company	Nature of its Principal Business	Asset Type	Percentage of Class Held(2)	Amortized Cost of Investment (in millions)
Equity/Other

Fairway Group Holdings Corp 2284 12th Avenue New York, NY 10027	Fairway Group, together with it subsidiaries, operates as a premier specialty food retailer in the greater New York City metro area.	Common Stock	11.5%	—

Fox Head Inc 16752 Armstrong Avenue Irvine, CA 92606	Fox Head is a family-owned action sports and clothing brand focused primarily on the motocross, bike and lifestyle segments.	Common Stock	4.0%	8.0

Fronton BV 1290 Avenue of the Americas New York, NY 10104-6178	Provides real estate brokerage and consulting services	Common Stock	14.0%	—

Genesys Telecommunications Laboratories Inc 2001 Junipero Serra Blvd # 600 Daly City, CA	Provides contact center solutions for mid-sized to large enterprises.	Common Stock	0.0%	—

Genesys Telecommunications Laboratories Inc 2001 Junipero Serra Blvd # 600 Daly City, CA	Provides contact center solutions for mid-sized to large enterprises.	Common Stock	0.0%	—

Genesys Telecommunications Laboratories Inc 2001 Junipero Serra Blvd # 600 Daly City, CA	Provides contact center solutions for mid-sized to large enterprises.	Preferred Stock	0.4%	—

Harvey Industries Inc 1400 Main Street Waltham, MA 2451	Harvey Industries, Inc. manufactures and distributes building products. It offers vinyl, wood, impact, acoustic, and storm windows; storm, patio, and entry doors; porch enclosures.	Common Stock	4.4%	2.2

Hilding Anders Östra Varvsgatan 4 Malmo, 211 75, Sweden	Manufacturer of beds and mattresses in Europe and Asia.	Common Stock	23.2%	0.1

Hilding Anders Östra Varvsgatan 4 Malmo, 211 75, Sweden	Manufacturer of beds and mattresses in Europe and Asia.	Common Stock	3.0%	–

Hilding Anders Östra Varvsgatan 4 Malmo, 211 75, Sweden	Manufacturer of beds and mattresses in Europe and Asia.	Common Stock	1.1%	–

Name and Address of Portfolio Company	Nature of its Principal Business	Asset Type	Percentage of Class Held(2)	Amortized Cost of Investment (in millions)
Equity/Other

Hilding Anders Östra Varvsgatan 4 Malmo, 211 75, Sweden	Manufacturer of beds and mattresses in Europe and Asia.	Warrant	22.5%	15.0

HM Dunn Co Inc 3301 House Anderson Road Euless, TX 76040	HM Dunn is engaged in the manufacture and distribution of aircraft components, assemblies and kits used by original equipment manufacturers (OEMs) in the defense, commercial and civil sectors of the aerospace and defense industry.	Preferred Stock	100.0%	—

HM Dunn Co Inc 3301 House Anderson Road Euless, TX 76040	HM Dunn is engaged in the manufacture and distribution of aircraft components, assemblies and kits used by original equipment manufacturers (OEMs) in the defense, commercial and civil sectors of the aerospace and defense industry.	Preferred Stock	74.3%	—

Home Partners of America Inc 2 N. Riverside Plaza, Ste. 1250 Chicago, IL	A REIT that makes investments in single family homes and offers lease to own products to its customers.	Common Stock	7.4%	83.6

Home Partners of America Inc 2 N. Riverside Plaza, Ste. 1250 Chicago, IL	A REIT that makes investments in single family homes and offers lease to own products to its customers.	Warrant	4.4%	0.3

Imagine Communications Corp 3001 Dallas Parkway, Suite 300 Frisco, TX 75034	Imagine Communications Corp. provides media software and video infrastructure solutions for broadcast, multichannel video programming distributor, government, and enterprise customers globally.	Common Stock	2.3%	3.8

Jones Group Inc 1411 Broadway New York, NY 10018	Designs, manufactures, and sells women’s suits and dresses.	Common Stock	0.0%	0.9

JW Aluminum Co 435 Old Mount Holly Road Mt. Holly, SC 29445	JW Aluminum, Inc. manufactures and supplies specialty flat rolled aluminum products for use in consumer and commercial applications.	Common Stock	41.3%	—

Name and Address of Portfolio Company	Nature of its Principal Business	Asset Type	Percentage of Class Held(2)	Amortized Cost of Investment (in millions)
Equity/Other

JW Aluminum Co 435 Old Mount Holly Road Mt. Holly, SC 29445	JW Aluminum, Inc. manufactures and supplies specialty flat rolled aluminum products for use in consumer and commercial applications.	Preferred Stock	41.3%	162.6

Maverick Natural Resources LLC 1111 Bagby Street Suite 1600 Houston, TX 77002	Maverick Natural Resources, LLC focuses on the development and production of oil and gas reserves in the United States.	Common Stock	25.9%	84.4

MB Precision Holdings LLC 109 Apremont Way, P.O. Box 828 Westfield, MA 1085	MidState Berkshire provides precision machining, fabrication, assembly and test services for the aerospace, defense and energy sectors.	Common Stock	40.1%	0.5

Miami Beach Medical Group LLC 1200 Alton Road Miami Beach, FL 33139	Miami Beach Medical Group LLC operates a medical and wellness center in South Florida.	Common Stock	1.5%	4.8

Micronics Filtration Holdings Inc 200 West Road Portsmouth, NH 3801	Micronics Engineered Filtration is a global designer and manufacturer of inline solid-liquid filtration solutions for mission-critical industrial process applications.	Common Stock	3.1%	0.6

Micronics Filtration Holdings Inc 200 West Road Portsmouth, NH 3801	Micronics Engineered Filtration is a global designer and manufacturer of inline solid-liquid filtration solutions for mission-critical industrial process applications.	Preferred Stock	0.0%	0.6

Micronics Filtration Holdings Inc 200 West Road Portsmouth, NH 3801	Micronics Engineered Filtration is a global designer and manufacturer of inline solid-liquid filtration solutions for mission-critical industrial process applications.	Preferred Stock	0.0%	0.2

Micronics Filtration Holdings Inc 200 West Road Portsmouth, NH 3801	Micronics Engineered Filtration is a global designer and manufacturer of inline solid-liquid filtration solutions for mission-critical industrial process applications.	Preferred Stock	1.0%	—

Name and Address of Portfolio Company	Nature of its Principal Business	Asset Type	Percentage of Class Held(2)	Amortized Cost of Investment (in millions)
Equity/Other

Micronics Filtration Holdings Inc 200 West Road Portsmouth, NH 3801	Micronics Engineered Filtration is a global designer and manufacturer of inline solid-liquid filtration solutions for mission-critical industrial process applications.	Preferred Stock	9.5%	—

Misys Ltd 1 Kingdom Street, Paddington London, W2 6BL UK	Provides industry specific software for banking, treasury, trading, and risk solutions.	Preferred Stock	7.4%	58.9

NBG Home 12303 Technology Boulevard, Suite 950 Austin, TX 78727	A designer, manufacturer and distributor of products for the home décor market.	Common Stock	1.9%	2.6

Jones Group Inc 1411 Broadway New York, NY 10018	Designs, manufactures, and sells women’s suits and dresses.	Common Stock	0.0%	6.5

One Call Care Management Inc 841 Prudential Drive Suite 900 Jacksonville, FL 32207	One Call Care Management, Inc. provides specialized cost containment services to the workers’ compensation industry in the United States.	Common Stock	31.7%	4.6

One Call Care Management Inc 841 Prudential Drive Suite 900 Jacksonville, FL 32207	One Call Care Management, Inc. provides specialized cost containment services to the workers’ compensation industry in the United States.	Preferred Stock	9.3%	48.5

One Call Care Management Inc 841 Prudential Drive Suite 900 Jacksonville, FL 32207	One Call Care Management, Inc. provides specialized cost containment services to the workers’ compensation industry in the United States.	Preferred Stock	13.9%	15.8

Petroplex Acidizing Inc P.O. Box 60365 Midland, TX 79711	Provides acidizing and chemical treatment services for oil, gas, and injection wells in the Permian Basin.	Preferred Stock	40.9%	4.8

Petroplex Acidizing Inc P.O. Box 60365 Midland, TX 79711	Provides acidizing and chemical treatment services for oil, gas, and injection wells in the Permian Basin.	Warrant	6.0%	—

Polyconcept North America Inc 400 Hunt Valley Rd New Kensington, PA 15068	Provides promotional, lifestyle, and gift products.	Common Stock	0.8%	3.0

Name and Address of Portfolio Company	Nature of its Principal Business	Asset Type	Percentage of Class Held(2)	Amortized Cost of Investment (in millions)
Equity/Other

Production Resource Group LLC 200 Business Park Drive, Suite 109 Armonk, NY 10504	Production Resource Group is a supplier of entertainment and event technology. It provides integrated services and equipment, including audio, video, lighting, staging and automation systems.	Preferred Stock	47.3%	18.1

Production Resource Group LLC 200 Business Park Drive, Suite 109 Armonk, NY 10504	Production Resource Group is a supplier of entertainment and event technology. It provides integrated services and equipment, including audio, video, lighting, staging and automation systems.	Preferred Stock	47.3%	—

Professional Plumbing Group Inc 2951 E Highway 501 Conway, SC 29526	Professional Plumbing Group manufactures and distributes plumbing equipment for the repair market, the professional plumbing contractor and institutional customers.	Common Stock	31.6%	2.6

Proserv Group Parent LLC Proserv House Prospect Road Westhill, Aberdeenshire AB32 6FJ United Kingdom	Proserv Group Inc., an energy services company, provides life-of-field solutions to the oil and gas industry worldwide.	Common Stock	10.2%	33.5

Proserv Group Parent LLC Proserv House Prospect Road Westhill, Aberdeenshire AB32 6FJ United Kingdom	Proserv Group Inc., an energy services company, provides life-of-field solutions to the oil and gas industry worldwide.	Preferred Stock	10.8%	5.4

Quorum Health Corp 1573 Mallory Lane Brentwood, TN 37027	Quorum Health Corporation, together with its subsidiaries, provides hospital and outpatient healthcare services in the United States.	Other Equity	2.1%	0.7

Quorum Health Corp 1573 Mallory Lane Brentwood, TN 37027	Quorum Health Corporation, together with its subsidiaries, provides hospital and outpatient healthcare services in the United States.	Other Equity	2.9%	0.2

Ridgeback Resources Inc 525 8th Avenue S.W., Suite 2800 Calgary, AB, Canada T2P 1G1	Ridgeback Resources Inc. engages in the exploration and development of oil and natural gas in western Canada.	Common Stock	1.9%	9.1

Name and Address of Portfolio Company	Nature of its Principal Business	Asset Type	Percentage of Class Held(2)	Amortized Cost of Investment (in millions)
Equity/Other

Sequential Brands Group Inc. 601 West 26th Street, 9th Floor New York, NY 10001	Sequential Brands Group owns, promotes, markets and licenses a portfolio of consumer brands to retailers, wholesalers and distributors.	Common Stock	1.1%	2.8

Sorenson Communications LLC 4192 South Riverboat Road Salt Lake City, UT 84123	Sorenson Communications is a provider of IP-based video communication technology and services to the deaf and hard of hearing population in the United States.	Common Stock	9.0%	42.5

Sound United LLC One Viper Way Vista, CA 92081	Sound United LLC designs and manufactures home audiovisual systems.	Common Stock	28.5%	17.3

Jones Group Inc 1411 Broadway New York, NY 10018	Designs, manufactures, and sells women’s suits and dresses.	Common Stock	0.0%	—

Sungard Availability Services Capital Inc 680 East Swedesford Road Wayne, PA 19087	SunGard provides IT operations support, managed IT services and consulting services.	Common Stock	5.3%	6.9

Swift Worldwide Resources Holdco Ltd 3050 Post Oak Boulevard, Suite 1450 Houston, TX 77056	Swift Technical Group is a leading pure-play provider of contract personnel resources to the oil and gas industry.	Common Stock	0.6%	1.2

ThermaSys Corp 2777 Walden Avenue Buffalo NY, 14225	ThermaSys is a manufacturer of heat exchangers for end markets including power generation, industrial, construction equipment, and automotive engines.	Common Stock	13.6%	10.2

ThermaSys Corp 2777 Walden Avenue Buffalo NY, 14225	ThermaSys is a manufacturer of heat exchangers for end markets including power generation, industrial, construction equipment, and automotive engines.	Preferred Stock	0.0%	1.7

Trace3 Inc 7565 Irvine Center Drive, Suite 200 Irvine, CA 92618	Trace3 is a leading technology solutions value-added reseller to predominantly West Coast enterprise customers.	Common Stock	2.0%	3.9

Name and Address of Portfolio Company	Nature of its Principal Business	Asset Type	Percentage of Class Held(2)	Amortized Cost of Investment (in millions)
Equity/Other

Versatile Processing Group Inc 9820 Westpoint Drive, Suite 300 Indianapolis, IN 46256	Versatile Processing Group, Inc. provides industrial recycling, repair, and disposal services in the United States.	Common Stock	5.4%	3.6

Warren Resources Inc 5420 LBJ Freeway, Suite 600 Dallas, TX 75240	Warren Resources is an independent energy company engaged in the exploration, development and production of onshore crude oil and gas reserves.	Common Stock	34.8%	12.8

Zeta Interactive Holdings Corp 185 Madison Avenue, 5th Floor New York, NY 10016	Zeta is a customer lifecycle marketing (CLM) platform company that integrates big data, proprietary technology and analytics to help leading brands acquire, grow and retain customers.	Common Stock	3.1%	30.8

(1)	Amount is fully unfunded.
(2)	Percentage of class held is calculated on a fully diluted basis and is based on the best available information at the time of calculation.

DISTRIBUTION REINVESTMENT PLAN

Subject to applicable legal restrictions and the sole discretion of our board of directors, we intend to declare and pay regular cash distributions on a quarterly basis.

We have adopted an “opt out” distribution reinvestment plan that provides for reinvestment of our distributions on behalf of our stockholders unless a stockholder elects to receive cash. As a result, if our board of directors declares a cash distribution, then stockholders who have not elected to “opt out” of our distribution reinvestment plan will have their cash distributions automatically reinvested in additional shares of our common stock as described below. The timing and amount of any future distributions to stockholders are subject to applicable legal restrictions and the sole discretion of our board of directors.

No action will be required on the part of a registered stockholder to have its cash distributions reinvested in shares of our common stock. A registered stockholder will be able to elect to receive an entire cash distribution in cash by notifying DST Systems, Inc., the plan administrator and our transfer agent and registrar, in writing, so that notice is received by the plan administrator no later than 10 days prior to the record date for a cash distribution.

Those stockholders whose shares are held by a broker or other financial intermediary may be able to receive distributions in cash by notifying their broker or other financial intermediary of their election. If a stockholder holds shares of our common stock in the name of a broker or financial intermediary, they should contact such broker or financial intermediary regarding their option to elect to receive distributions in cash in lieu of shares of our common stock.

The plan administrator will set up an account for shares acquired through our distribution reinvestment plan for each stockholder who has not affirmatively elected to receive distributions in cash.

With respect to each cash distribution pursuant to our distribution reinvestment plan, we reserve the right to either issue new shares of our common stock or purchase shares of our common stock in the open market in connection with implementation of our distribution reinvestment plan. Unless we, in our sole discretion, otherwise direct the plan administrator, (A) if the per share Market Price (as defined in our distribution reinvestment plan) is equal to or greater than the estimated net asset value per share (rounded up to the nearest whole cent) of our common stock on the payment date for the cash distribution, then we will issue shares of our common stock at the greater of (i) net asset value per share of common stock or (ii) 95% of the Market Price; or (B) if the Market Price is less than the net asset value per share, then, in our sole discretion, (i) shares of our common stock will be purchased in open market transactions for the accounts of participants to the extent practicable, or (ii) we will issue shares of our common stock at net asset value per share. Pursuant to the terms of our distribution reinvestment plan, the number of shares of our common stock to be issued to a participant will be determined by dividing the total dollar amount of the cash distribution payable to a participant by the price per share at which we issue such shares; provided, however, that shares purchased in open market transactions by the plan administrator will be allocated to a participant based on the average purchase price, excluding any brokerage charges or other charges, of all shares of our common stock purchased in the open market.

There will be no brokerage charges or other sales charges on newly issued shares of our common stock acquired by a participant under our distribution reinvestment plan. The plan administrator’s service fee, if any, and expenses for administering our distribution reinvestment plan will be paid for by us.

If a stockholder’s cash distributions are reinvested in our common stock pursuant to our distribution reinvestment plan, such stockholder generally will be subject to the same federal, state and local tax consequences as if it elected to receive distributions in cash. If our common stock is trading at or below net asset value, a stockholder reinvesting in our common stock will be treated as receiving a distribution in the amount of cash that they would have received if they had elected to receive the distribution in cash. If our common stock is trading above net asset value, a stockholder reinvesting in our common stock will be treated as receiving a distribution in the amount of the fair market value of our common stock. The stockholder’s basis for determining gain or loss upon the sale of common stock received on reinvestment of a cash distribution will be equal to the total dollar amount of the distribution payable to the stockholder. Any stock received on reinvestment of a cash distribution will have a holding period for tax purposes commencing on the day following the day on which the shares of our common stock are credited to the stockholder’s account.

We reserve the right to amend, suspend or terminate our distribution reinvestment plan in accordance with its terms. Our distribution reinvestment plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any cash distribution; if such notice is mailed fewer than 30 days prior to such record date, such termination will be effective immediately following the payment date for such cash distribution. A participant may terminate its account under our distribution reinvestment plan by so notifying the plan administrator, which termination will be effective immediately if the participant’s notice is received by the plan administrator no later than 10 days prior to the record date for a cash distribution.

All correspondence concerning our distribution reinvestment plan should be directed to the plan administrator by mail at FS Investment Services, P.O. Box 219095, Kansas City, Missouri 64121-9095 or by telephone at (877) 628-8575.

If you hold your common stock with a brokerage firm that does not participate in our distribution reinvestment plan, you will not be able to participate in our distribution reinvestment plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

We have filed our distribution reinvestment plan with the SEC as an exhibit to the registration statement of which this prospectus is a part. You may obtain a copy of the plan by request to the plan administrator or by contacting us at 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112, by calling us collect at (215) 495-1150 or by visiting our website at www.fskkradvisor.com.

DESCRIPTION OF SECURITIES

This prospectus contains a summary of our common stock, preferred stock, warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, subscription rights or debt securities. These summaries are not meant to be a complete description of each security. However, this prospectus and the accompanying prospectus supplement will contain the material terms and conditions for each security.

DESCRIPTION OF OUR CAPITAL STOCK

The following description is based on relevant portions of the Maryland General Corporation Law and on our charter and bylaws. This summary is not intended to be complete, and we refer you to the Maryland General Corporation Law and our charter and bylaws, copies of which have been filed as exhibits to the registration statement of which this prospectus is a part, for a more detailed description of the provisions summarized below. We urge you to read the applicable prospectus supplement and any free writing prospectus that we may authorize to be provided to you related to any shares of our capital stock being offered.

Capital Stock

Our charter authorizes us to issue up to 800,000,000 shares of stock, of which 750,000,000 shares are classified as common stock, par value $0.001 per share, and 50,000,000 shares are classified as preferred stock, par value $0.001 per share. A majority of the board of directors, without any action by our stockholders, may amend our charter to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue. Our common stock trades on the NYSE under the ticker symbol “FSK”. There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans.

The last reported closing market price of our common stock on September 27, 2021 was $22.28 per share. As of September 20, 2021, we had 13,759 stockholders of record, which does not include beneficial owners of shares of common stock held in “street” name by brokers and other institutions on behalf of beneficial owners.

The following are our outstanding classes of equity securities as of September 20, 2021:

Title of Class	Amount Authorized	Amount Held by Us or for Our Account	Amount Outstanding
Common Stock, par value $0.001 per share	750,000,000	—	285,121,171

Our charter also contains a provision permitting the board of directors to classify or reclassify any unissued shares of common stock or preferred stock in one or more classes or series of common stock or preferred stock by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications, or terms or conditions of redemption of the common stock or preferred stock. We believe that the power to classify or reclassify unissued shares of capital stock and thereafter issue the classified or reclassified shares provides us with increased flexibility in structuring possible future financings and investments and in meeting other needs that might arise.

Common Stock

All shares of our common stock have equal rights as to earnings, assets, dividends and voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our board of directors and declared by us out of funds legally available therefor. Shares of our common stock have no preemptive, conversion or redemption rights and will be freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock will be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as may be provided by our board of directors in setting the terms of classified or reclassified stock, the holders of our common stock will possess exclusive voting power. There will be no cumulative voting. As permitted by the MGCL, our charter provides that the presence of stockholders entitled to cast one-third of the votes entitled to be cast at a meeting of stockholders will constitute a quorum.

Preferred Stock

Our charter authorizes our board of directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. Prior to issuance of shares of each class or series, the board of directors is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the board of directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest.

Limitation on Liability of Directors and Officers; Indemnification and Advancement of Expenses

Maryland law permits a Maryland corporation to include in its charter a provision expanding or limiting the liability of its directors and officers to the corporation and its stockholders for money damages, but a corporation may not include any provision that restricts or limits the liability of directors or officers to the corporation or its stockholders

(a)	to the extent that it is proved that the person actually received an improper benefit or profit in money, property or services; or

(b)

to the extent that a judgment or other final adjudication adverse to the person is entered in a proceeding based on a finding in the proceeding that the person’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding.

Our charter contains a provision which limits directors’ and officers’ liability to us and our stockholders for money damages, to the maximum extent permitted by Maryland law. In addition, we have obtained directors’ and officers’ liability insurance.

Under the MGCL, a Maryland corporation may indemnify its directors, officers and certain other parties against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service to the corporation or at its request, unless it is established that (i) the act or omission of the indemnified party was material to the matter giving rise to the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty, (ii) the director actually received an improper personal benefit in money, property or services, or (iii) in the case of any criminal proceeding, the indemnified party had reasonable cause to believe that the act or omission was unlawful. Maryland law does not permit indemnification in respect of any proceeding in which the party seeking indemnification shall have been adjudged to be liable to the corporation. Further, a party may not be indemnified for a proceeding brought by that party against the corporation, except (i) for a proceeding brought to enforce indemnification or (ii) if the charter or bylaws, a resolution of the corporation’s board of directors or an agreement approved by the corporation’s board of directors to which the corporation is a party expressly provides otherwise.

Our charter permits us to indemnify and to pay or reimburse reasonable expenses in advance of final disposition of a proceeding to any individual (a) who is a present or former director or officer of ours and who is made or threatened to be made a party to a proceeding by reason of his or her service in that capacity, or (b) who, while a director or officer of ours and at our request, serves or has served as a director, officer, partner, member, manager or trustee of any corporation, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to a proceeding by reason of his or her service in such capacity and from and against any claim or liability to which such person may become subject or such person may incur, in each case to the fullest extent permitted by Maryland law.

Our charter provides that any provisions of the charter relating to limiting liability of directors and officers or to indemnifying directors and officers are subject to any applicable limitations in the 1940 Act.

Our bylaws obligate us to indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, to pay or reimburse reasonable expenses in advance of final disposition of a proceeding to any individual who (a) is a present or former director or officer of ours and who is made or threatened to be made a party to a proceeding by reason of his or her service in that capacity, or (b) while a director or officer of ours and at our request, serves or has served as a director, officer, partner, member, manager or trustee of any corporation, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to a proceeding by reason of his or her service in such capacity and from and against any claim or liability to which such person may become subject or such person may incur, in each case to the fullest extent permitted by Maryland law and the 1940 Act. Our charter and bylaws also permit us to provide such indemnification and advancement for expenses to a person who served a predecessor of ours in any of the capacities described in (a) or (b) above and to any employee or agent of ours or a predecessor of ours. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Board of Directors

Our charter provides that the number of directors will be ten and may be increased or decreased by our board of directors in accordance with our bylaws. Our bylaws provide that the number of directors may not be less than the minimum number required by the MGCL or more than twelve. Our charter also provides that the directors, other than any director elected solely by holders of one or more classes or series of preferred stock, shall be classified, with respect to the terms for which they severally hold office, into three classes, as nearly equal in number as possible as determined by the board of directors. Generally, at each annual meeting of stockholders, the successors to the class of directors whose term expires at such meeting shall be elected for a three-year term and until their successors are duly elected and qualify. Our directors may be elected to an unlimited number of successive terms.

Our bylaws provide that a director shall be elected only if such director receives the affirmative vote of a majority of the total votes cast for and affirmatively withheld as to such director at a meeting of stockholders duly called and at which a quorum is present. However, directors shall be elected by a plurality of votes cast at a meeting of stockholders duly called and at which a quorum is present if the number of nominees is greater than the number of directors to be elected at the meeting.

Except as may be provided by our board of directors in setting the terms of any class or series of preferred stock, pursuant to an election in our charter as permitted by the MGCL, any and all vacancies on our board of directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

Pursuant to our charter, subject to the rights, if any, of holders of one or more classes or series of preferred stock to elect or remove one or more directors, any director may be removed from office at any time only for cause and only by the affirmative vote of at least two-thirds of the votes entitled to cast generally in the election of directors. Pursuant to our bylaws, any director may resign at any time by delivering his or her resignation to the board of directors, the chairman of the board or the secretary, which resignation shall take effect immediately upon its receipt or at such later time specified in the resignation.

We currently have a total of eleven members of the board of directors, nine of whom are independent directors. A director is considered independent if he or she is not an “interested person” as that term is defined under Section 2(a)(19) of the 1940 Act. Our charter provides that a majority of our board of directors must be independent directors except for a period of up to 60 days after the death, removal or resignation of an independent director pending the election of his or her successor.

Action by Stockholders

The MGCL provides that stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous consent in lieu of a meeting (unless the charter permits the consent in lieu of a meeting to be less than unanimous, which our charter does not). These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

Our bylaws provide that, with respect to an annual meeting of stockholders, nominations of persons for election to our board of directors and the proposal of business to be considered by stockholders may be made only (a) pursuant to our notice of the meeting, (b) by our board of directors or (c) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to our board of directors at a special meeting may be made only (x) pursuant to our notice of the meeting, (y) by our board of directors or (z) provided that our board of directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our board of directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our board of directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our board of directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Exclusive Forum

Our bylaws provide that, unless we consent in writing to the selection of a different forum, the Circuit Court for Baltimore City, Maryland, or, if that court does not have jurisdiction, the United States District Court for the District of Maryland, Baltimore Division, will be the sole and exclusive forum for (a) any derivative action or proceeding brought on our behalf, (b) any action asserting a claim of breach of any duty owed by any of our directors, officers or other employees to us or our stockholders, (c) any action asserting a claim against us or any of our directors, officers or other employees arising pursuant to any provision of the MGCL, or our charter or bylaws or (d) any action asserting a claim against us or any of our directors, officers or other employees that is governed by the internal affairs doctrine. Our bylaws also provide that, unless we consent in writing to the selection of a different forum, to the fullest extent permitted by law, the United States District Court for the District of Maryland, Baltimore Division, shall be the sole and exclusive forum for resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended.

Calling of Special Meetings of Stockholders

Our bylaws provide that special meetings of stockholders may be called by our board of directors and certain of our officers. In addition, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by our secretary upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at the meeting.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

Under the MGCL, a Maryland corporation generally cannot dissolve, amend its charter, merge, consolidate, sell all or substantially all of its assets or engage in a share exchange, unless the transaction is advised by its board of directors and approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Under our charter, provided that our directors then in office have approved and declared the action advisable and submitted such action to the stockholders, action that requires stockholder approval, including amending our charter, our dissolution, a merger, consolidation or a sale of all or substantially all of our assets must be approved by the affirmative vote of stockholders entitled to cast at least a majority of all the votes entitled to be cast on the matter. Notwithstanding the foregoing, the affirmative vote of the holders of shares entitled to cast at least 80% of all the votes entitled to be cast on the matter, with each class that is entitled to vote on the matter voting as a separate class, shall be required to effect any amendment to our charter to make our common stock a “redeemable security” or convert us, whether by merger or otherwise, from a “closed-end company” to an “open-end company” (as such terms are defined in the 1940 Act), to cause our liquidation or dissolution or any amendment to our charter to effect any such liquidation or dissolution, or to amend certain charter provisions, provided that, if the Continuing Directors (as defined in our charter), by a vote of at least two-thirds of such Continuing Directors, in addition to approval by the board of directors, approve such amendment, the affirmative vote of only the holders of stock entitled to cast a majority of all the votes entitled to be cast on the matter shall be required.

Our charter and bylaws provide that our board of directors will have the exclusive power to make, alter, amend or repeal any provision of our bylaws.

No Appraisal Rights

In certain extraordinary transactions, the MGCL provides the right to dissenting stockholders to demand and receive the fair value of their shares, subject to certain procedures and requirements set forth in the statute. Those rights are commonly referred to as appraisal rights. Except with respect to appraisal rights arising in connection with the Control Share Acquisition Act discussed below, as permitted by the MGCL, our charter provides that stockholders will not be entitled to exercise appraisal rights.

Control Share Acquisitions

The MGCL provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter, which we refer to as the Control Share Acquisition Act. Shares owned by the acquirer, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third;

•	one-third or more but less than a majority; or

•	a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquirer crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the corporation’s board of directors to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may repurchase for fair value any or all of the control shares, except those for which voting rights have previously been approved. The corporation’s right to repurchase control shares is subject to certain conditions and limitations, including compliance with the 1940 Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquirer or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition.

The Control Share Acquisition Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the corporation’s charter or bylaws. Our bylaws contain a provision exempting from the Control Share Acquisition Act any and all acquisitions by any person of our shares of stock. There can be no assurance that such provision will not be amended or eliminated at any time in the future (before or after a control share acquisition). However, we will amend our bylaws to repeal such provision (so as to be subject to the Control Share Acquisition Act) only if our board of directors determines that it would be in our best interests and if the staff of the SEC does not object to our determination that our being subject to the Control Share Acquisition Act does not conflict with the 1940 Act.

Stockholder Liability

The MGCL provides that our stockholders are under no obligation to us or our creditors with respect to their shares other than the obligation to pay to us the full amount of the consideration for which their shares were issued.

Under our charter, our stockholders shall not be liable for any debt, claim, demand, judgment or obligation of any kind by reason of being a stockholder, nor shall any stockholder be subject to any personal liability by reason of being a stockholder.

Business Combinations

Under the MGCL, certain “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. We refer to these provisions as the Business Combination Act. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who beneficially owns 10% or more of the voting power of the corporation’s shares; or

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an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the board of directors approved in advance the transaction by which he or she otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board of directors.

After the five-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the board of directors and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

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two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under the MGCL, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder. Our board of directors has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by our board of directors, including a majority of the directors who are not interested persons as defined in the 1940 Act. This resolution, however, may be altered or repealed in whole or in part at any time. If this resolution is repealed, or our board of directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

Additional Provisions of the Maryland General Corporation Law

The MGCL provides that a Maryland corporation that is subject to the Exchange Act and has at least three outside directors can elect by resolution of the board of directors to be subject to some corporate governance provisions that may be inconsistent with the corporation’s charter and bylaws. Under the applicable statute, a board of directors may classify itself without the vote of stockholders. A board of directors classified in that manner cannot be altered by amendment to the charter of the corporation. Further, the board of directors may, by electing into applicable statutory provisions and notwithstanding the charter or bylaws:

•	provide that a special meeting of stockholders will be called only at the request of stockholders entitled to cast at least a majority of the votes entitled to be cast at the meeting;

•	reserve for itself the right to fix the number of directors;

•	provide that a director may be removed only by the vote of the holders of two-thirds of the stock entitled to vote;

•	retain for itself sole authority to fill vacancies created by the death, removal or resignation of a director; and

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provide that all vacancies on the board of directors may be filled only by the affirmative vote of a majority of the remaining directors, in office, even if the remaining directors do not constitute a quorum.

In addition, if the board of directors is classified, a director elected to fill a vacancy under this provision will serve for the balance of the unexpired term instead of until the next annual meeting of stockholders. A board of directors may implement all or any of these provisions without amending the charter or bylaws and without stockholder approval. A corporation may be prohibited by its charter or by resolution of its board of directors from electing any of the provisions of the statute. We are not prohibited from implementing any or all of the statute. Our board of directors has elected into the applicable statutory provisions, which provide that, except as may be provided by the board in setting the terms of any class of preferred stock, any vacancies on the board may be filled only by a majority of the directors then in office, even if less than a quorum, and a director elected to fill a vacancy will serve for the balance of the unexpired term.

Conflict with the 1940 Act

Our bylaws provide that, if and to the extent that any provision of the MGCL, including the Control Share Acquisition Act (if we amend our bylaws to be subject to such act) and the Business Combination Act, or any provision of our charter or bylaws conflicts with any mandatory provision of the 1940 Act, the applicable provision of the 1940 Act will control.

DESCRIPTION OF OUR PREFERRED STOCK

Under the terms of our charter, our board of directors is authorized to issue shares of preferred stock in one or more classes or series without stockholder approval. The board of directors has discretion to determine the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption of each series of preferred stock.

Preferred stock may be issued with rights and preferences that would adversely affect the holders of common stock. Preferred stock may also be used as an anti-takeover device. Every issuance of preferred stock will be required to comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance of preferred stock and before any distribution is made with respect to our common stock and before any purchase of common stock is made, the aggregate involuntary liquidation preference of such preferred stock together with the aggregate involuntary liquidation preference or aggregate value of all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if distributions on such preferred stock are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions.

We currently have no preferred stock issued or outstanding. Our board of directors has no present plans to issue shares of preferred stock, but it may do so at any time in the future without stockholder approval.

For any series of preferred stock that we may issue, our board of directors will determine and the prospectus supplement relating to such series will describe:

•	the designation and number of shares of such series;

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the rate and time at which, and the preferences and conditions under which, any dividends or other distributions will be paid on shares of such series, as well as whether such dividends or other distributions are participating or non-participating;

•	any provisions relating to convertibility or exchangeability of the shares of such series, including adjustments to the conversion price of such series;

•	the rights and preferences, if any, of holders of shares of such series upon our liquidation, dissolution or winding up of our affairs;

•	the voting powers, if any, of the holders of shares of such series;

•	any provisions relating to the redemption of the shares of such series;

•	any limitations on our ability to pay dividends or make distributions on, or acquire or redeem, other securities while shares of such series are outstanding;

•	any conditions or restrictions on our ability to issue additional shares of such series or other securities;

•	if applicable, a discussion of certain U.S. federal income tax considerations; and

•	any other relative powers, preferences and participating, optional or special rights of shares of such series, and the qualifications, limitations or restrictions thereof.

All shares of preferred stock that we may issue will be identical and of equal rank except as to the particular terms thereof that may be fixed by our board of directors, and all shares of each series of preferred stock will be identical and of equal rank except as to the dates from which dividends or other distributions, if any, thereon will be cumulative. To the extent we issue preferred stock, the payment of distributions to holders of our preferred stock will take priority over payment of distributions to our common stockholders. We urge you to read the applicable prospectus supplement and any free writing prospectus that we may authorize to be provided to you related to any preferred stock being offered, as well as the complete articles supplementary that contain the terms of the applicable series of preferred stock.

DESCRIPTION OF OUR SUBSCRIPTION RIGHTS

The following is a general description of the terms of the subscription rights we may issue from time to time. Particular terms of any subscription rights we offer will be described in the prospectus supplement relating to such subscription rights. We will not offer transferable subscription rights to our stockholders at a price equivalent to less than the then-current net asset value per share of common stock, taking into account underwriting commissions and discounts, unless we first file a post-effective amendment that is declared effective by the SEC with respect to such issuance. The 1940 Act also generally provides that the amount of voting securities that would result from the exercise of subscription rights, as well as warrants, options and any other rights, at the time of issuance may not exceed 25% of our outstanding voting securities.

We may issue subscription rights to our stockholders to purchase common stock. Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with any subscription rights offering to our stockholders, we may enter into a standby underwriting, backstop or other arrangement with one or more persons pursuant to which such persons would purchase any offered securities remaining unsubscribed for after such subscription rights offering. In connection with a subscription rights offering to our stockholders, we would distribute certificates evidencing the subscription rights and a prospectus supplement to our stockholders on the record date that we set for receiving subscription rights in such subscription rights offering. Our common stockholders will indirectly bear all of the expenses incurred by us in connection with any subscription rights offerings, regardless of whether any common stockholder exercises any subscription rights.

A prospectus supplement will describe the particular terms of any subscription rights we may issue, including the following:

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the period of time the offering would remain open (which shall be open a minimum number of days such that all record holders would be eligible to participate in the offering and shall not be open longer than 120 days);

•	the title and aggregate number of such subscription rights;

•	the exercise price for such subscription rights (or method of calculation thereof);

•	the currency or currencies, including composite currencies, in which the price of such subscription rights may be payable;

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if applicable, the designation and terms of the securities with which the subscription rights are issued and the number of subscription rights issued with each such security or each principal amount of such security;

•	the ratio of the offering (which, in the case of transferable rights, will require a minimum of three shares to be held of record before a person is entitled to purchase an additional share);

•	the number of such subscription rights issued to each stockholder;

•	the extent to which such subscription rights are transferable and the market on which they may be traded if they are transferable;

•	the date on which the right to exercise such subscription rights shall commence, and the date on which such right shall expire (subject to any extension);

•	if applicable, the minimum or maximum number of subscription rights that may be exercised at one time;

•	the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities and the terms of such over-subscription privilege;

•	any termination right we may have in connection with such subscription rights offering;

•	the terms of any rights to redeem, or call such subscription rights;

•	information with respect to book-entry procedures, if any;

•	the terms of the securities issuable upon exercise of the subscription rights;

•	the material terms of any standby underwriting, backstop or other purchase arrangement that we may enter into in connection with the subscription rights offering;

•	if applicable, a discussion of certain U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights; and

•	any other terms of such subscription rights, including exercise, settlement and other procedures and limitations relating to the transfer and exercise of such subscription rights.

Each subscription right will entitle the holder of the subscription right to purchase for cash or other consideration such amount of shares of common stock at such subscription price as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the subscription rights offered thereby. Subscription rights may be exercised as set forth in the prospectus supplement beginning on the date specified therein and continuing until the close of business on the expiration date for such subscription rights set forth in the prospectus supplement. After the close of business on the expiration date, all unexercised subscription rights will become void.

Upon receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the prospectus supplement we will forward, as soon as practicable, the shares of common stock purchasable upon such exercise. If less than all of the rights represented by such subscription rights certificate are exercised, a new subscription certificate will be issued for the remaining rights. Prior to exercising their subscription rights, holders of subscription rights will not have any of the rights of holders of the securities purchasable upon such exercise. To the extent permissible under applicable law, we may determine to offer any unsubscribed offered securities directly to persons other than stockholders, to or through agents, underwriters or dealers or through a combination of such methods, as set forth in the applicable prospectus supplement.

DESCRIPTION OF OUR WARRANTS

The following is a general description of the terms of the warrants we may issue from time to time. Particular terms of any warrants we offer will be described in the prospectus supplement relating to such warrants.

We may issue warrants to purchase shares of our common stock, preferred stock or debt securities. Such warrants may be issued independently or together with shares of common stock, preferred stock or debt securities and may be attached or separate from such securities. We will issue each series of warrants under a separate warrant agreement to be entered into between us and a warrant agent. The warrant agent will act solely as our agent and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants.

A prospectus supplement will describe the particular terms of any series of warrants we may issue, including the following:

•	the title and aggregate number of such warrants;

•	the price or prices at which such warrants will be issued;

•	the currency or currencies, including composite currencies, in which the price of such warrants may be payable;

•	if applicable, the designation and terms of the securities with which the warrants are issued and the number of warrants issued with each such security or each principal amount of such security;

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in the case of warrants to purchase debt securities, the principal amount of debt securities purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which this principal amount of debt securities may be purchased upon such exercise;

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in the case of warrants to purchase common stock or preferred stock, the number of shares of common stock or preferred stock, as the case may be, purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which these shares may be purchased upon such exercise;

•	the date on which the right to exercise such warrants shall commence and the date on which such right will expire (subject to any extension);

•	whether such warrants will be issued in registered form or bearer form;

•	if applicable, the minimum or maximum amount of such warrants that may be exercised at any one time;

•	if applicable, the date on and after which such warrants and the related securities will be separately transferable;

•	the terms of any rights to redeem, or call such warrants;

•	information with respect to book-entry procedures, if any;

•	the terms of the securities issuable upon exercise of the warrants;

•	if applicable, a discussion of certain U.S. federal income tax considerations; and

•	any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.

We and the warrant agent may amend or supplement the warrant agreement for a series of warrants without the consent of the holders of the warrants issued thereunder to effect changes that are not inconsistent with the provisions of the warrants and that do not materially and adversely affect the interests of the holders of the warrants.

Each warrant will entitle the holder to purchase for cash such common stock or preferred stock at the exercise price or such principal amount of debt securities as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the warrants offered thereby. Warrants may be exercised as set forth in the prospectus supplement beginning on the date specified therein and continuing until the close of business on the expiration date set forth in the prospectus supplement. After the close of business on the expiration date, unexercised warrants will become void.

Upon receipt of payment and a warrant certificate properly completed and duly executed at the corporate trust office of the warrant agent or any other office indicated in the prospectus supplement, we will, as soon as practicable, forward the securities purchasable upon such exercise. If less than all of the warrants represented by such warrant certificate are exercised, a new warrant certificate will be issued for the remaining warrants. If we so indicate in the applicable prospectus supplement, holders of the warrants may surrender securities as all or part of the exercise price for warrants.

Prior to exercising their warrants, holders of warrants will not have any of the rights of holders of the securities purchasable upon such exercise, including, in the case of warrants to purchase debt securities, the right to receive principal, premium, if any, or interest payments, on the debt securities purchasable upon exercise or to enforce covenants in the applicable indenture or, in the case of warrants to purchase common stock or preferred stock, the right to receive dividends or other distributions, if any, or payments upon our liquidation, dissolution or winding up or to exercise any voting rights.

Under the 1940 Act, we may generally only offer warrants provided that (a) the warrants expire by their terms within ten years, (b) the exercise or conversion price is not less than the current market value at the date of issuance, (c) our stockholders authorize the proposal to issue such warrants, and a majority of our directors who have no financial interest in the issuance and a majority of our independent directors approves such issuance on the basis that the issuance is in the best interests of us and our stockholders and (d) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants, as well as options and rights, at the time of issuance may not exceed 25% of our outstanding voting securities.

DESCRIPTION OF OUR DEBT SECURITIES

In connection with the consummation of the 2021 Merger, on June 16, 2021, we assumed $475.0 million in aggregate principal amount of FSKR’s 4.250% notes due 2025. As of June 30, 2021, we had $475.0 million in aggregate principal amount of the 4.250% notes outstanding. The 4.250% notes will mature on February 14, 2025 and may be redeemed in whole or in part at our option at any time or from time to time at the redemption price set forth in the indenture governing the 4.250% notes. The 4.250% notes bear interest at a rate of 4.250% per year, payable semi-annually on February 14 and August 14 of each year. The first interest payment was made on August 14, 2020. The 4.250% notes are general unsecured obligations by us that rank senior in right of payment to all of our existing and future indebtedness that is expressly subordinated in right of payment to the 4.250% notes and rank pari passu with all outstanding and future unsecured unsubordinated indebtedness issued by us.

As of June 30, 2021, we had $450.0 million in aggregate principal amount of 4.750% notes outstanding. The 4.750% notes will mature on May 15, 2022 and may be redeemed in whole or in part at our option at any time or from time to time at the redemption price set forth in the indenture governing the 4.750% notes. The 4.750% notes bear interest at a rate of 4.750% per year, payable semi-annually on May 15 and November 15 of each year. The first interest payment was made on November 15, 2015. The 4.750% notes are general unsecured obligations by us that rank senior in right of payment to all of our existing and future indebtedness that is expressly subordinated in right of payment to the 4.750% notes and rank pari passu with all outstanding and future unsecured unsubordinated indebtedness issued by us.

As of June 30, 2021, we also had $245.0 million in aggregate principal amount of 5.000% notes outstanding. The 5.000% notes were issued pursuant to an indenture, dated June 28, 2017, by and between CCT and The Bank of New York Mellon Trust Company, N.A., or BNY Mellon. As a result of the 2018 Merger, we succeeded CCT as the party responsible under the indenture. The 5.000% notes will mature on June 28, 2022 and may be redeemed in whole or in part at our option at any time or from time to time at the redemption price set forth in the indenture governing the 5.000% notes. The 5.000% notes bear interest at a rate of 5.000% per year, payable semi-annually June 28 and December 28 of each year. The first interest payment was made on December 28, 2017. The 5.000% notes are general unsecured obligations by us that rank senior in right of payment to all of our existing and future indebtedness that is expressly subordinated in right of payment to the 5.000% notes and rank pari passu with all outstanding and future unsecured unsubordinated indebtedness issued by us.

As of June 30, 2021, we also had $400.0 million in aggregate principal amount of 4.625% notes outstanding. The 4.625% notes will mature on July 15, 2024 and may be redeemed in whole or in part at our option at any time or from time to time at the redemption price set forth in the indenture governing the 4.625% notes. The 4.625% notes bear interest at a rate of 4.625% per year, payable semi-annually on January 15 and July 15 of each year. The first interest payment was made on January 15, 2020. The 4.625% notes are general unsecured obligations by us that rank senior in right of payment to all of our existing and future indebtedness that is expressly subordinated in right of payment to the 4.625% notes and rank pari passu with all outstanding and future unsecured unsubordinated indebtedness issued by us.

As of June 30, 2021, we also had $470.0 million in aggregate principal amount of 4.125% notes outstanding. The 4.125% notes will mature on February 1, 2025 and may be redeemed in whole or in part at our option at any time or from time to time at the redemption price set forth in the indenture governing the 4.125% notes. The 4.125% notes bear interest at a rate of 4.125% per year, payable semi-annually on February 1 and August 1 of each year. The first interest payment was made on August 1, 2020. The 4.125% notes are general unsecured obligations by us that rank senior in right of payment to all of our existing and future indebtedness that is expressly subordinated in right of payment to the 4.125% notes and rank pari passu with all outstanding and future unsecured unsubordinated indebtedness issued by us.

As of June 30, 2021, we also had $250.0 million in aggregate principal amount of 8.625% notes outstanding. The 8.625% notes will mature on May 15, 2025 and may be redeemed in whole or in part at our option at any time or from time to time at the redemption price set forth in the indenture governing the 8.625% notes. The 8.625% notes bear interest at a rate of 8.625% per year, payable semi-annually on May 15 and November 15 of each year. The first interest payment was made on November 15, 2020. The 8.625% notes are general unsecured obligations by us that rank senior in right of payment to all of our existing and future indebtedness that is expressly subordinated in right of payment to the 8.625% notes and rank pari passu with all outstanding and future unsecured unsubordinated indebtedness issued by us.

As of June 30, 2021, we also had $1,000 million in aggregate principal amount of 3.400% notes outstanding. The 3.400% notes will mature on January 15, 2026 and may be redeemed in whole or in part at our option at any time or from time to time at the redemption price set forth in the indenture governing the 3.400% notes. The 3.400% notes bear interest at a rate of 3.400% per year, payable semi-annually on January 15 and July 15 of each year. The first interest payment was made on July 15, 2021. The 3.400% notes are general unsecured obligations by us that rank senior in right of payment to all of our existing and future indebtedness that is expressly subordinated in right of payment to the 3.400% notes and rank pari passu with all outstanding and future unsecured unsubordinated indebtedness issued by us.

We may issue additional debt securities in one or more series. The specific terms of each additional series of debt securities will be described in the particular prospectus supplement relating to that series. The prospectus supplement may or may not modify the general terms found in this prospectus and will be filed with the SEC. For a complete description of the terms of a particular series of debt securities, you should read both this prospectus and the prospectus supplement relating to that particular series.

As required by federal law for all bonds and notes of companies that are publicly offered, the debt securities are governed by a document called an “indenture.” An indenture is a contract between us and a financial institution acting as trustee on your behalf and is subject to and governed by the Trust Indenture Act of 1939, as amended. The trustee has two main roles. First, the trustee can enforce your rights against us if we default. There are some limitations on the extent to which the trustee acts on your behalf, described in the second paragraph under “—Events of Default—Remedies if an Event of Default Occurs.” Second, the trustee performs certain administrative duties for us with respect to our debt securities.

Because this section is a summary, it does not describe every aspect of the debt securities and the indenture. We urge you to read the indenture because it, and not this description, defines your rights as a holder of debt securities. For example, in this section, we use capitalized words to signify terms that are specifically defined in the indenture. We have filed the indenture with the SEC. See “Available Information” for information on how to obtain a copy of the indenture.

A prospectus supplement, which will accompany this prospectus, will describe the particular terms of any series of debt securities being offered, including the following:

•	the designation or title of the series of debt securities;

•	the total principal amount of the series of debt securities;

•	the percentage of the principal amount at which the series of debt securities will be offered;

•	the date or dates on which principal will be payable;

•	the rate or rates (which may be either fixed or variable) and/or the method of determining such rate or rates of interest, if any;

•	the date or dates from which any interest will accrue, or the method of determining such date or dates, and the date or dates on which any interest will be payable;

•	whether any interest may be paid by issuing additional securities of the same series in lieu of cash (and the terms upon which any such interest may be paid by issuing additional securities);

•	the terms for redemption, extension or early repayment, if any;

•	the currencies in which the series of debt securities are issued and payable;

•

whether the amount of payments of principal, premium or interest, if any, on a series of debt securities will be determined with reference to an index, formula or other method (which could be based on one or more currencies, commodities, equity indices or other indices) and how these amounts will be determined;

•	the place or places, if any, other than or in addition to The City of New York, of payment, transfer, conversion and/or exchange of the debt securities;

•	the denominations in which the offered debt securities will be issued;

•	the provision for any sinking fund;

•	any restrictive covenants;

•	any Events of Default (as defined below);

•	whether the series of debt securities are issuable in certificated form;

•	any provisions for defeasance or covenant defeasance;

•	if applicable, U.S. federal income tax considerations relating to original issue discount;

•

whether and under what circumstances we will pay additional amounts in respect of any tax, assessment or governmental charge and, if so, whether we will have the option to redeem the debt securities rather than pay the additional amounts (and the terms of this option);

•	any provisions for convertibility or exchangeability of the debt securities into or for any other securities;

•	whether the debt securities are subject to subordination and the terms of such subordination;

•	whether the debt securities are secured and the terms of any security interest;

•	the listing, if any, on a securities exchange; and

•	any other terms.

The debt securities may be secured or unsecured obligations. Unless the prospectus supplement states otherwise, principal (and premium, if any) and interest, if any, will be paid by us in immediately available funds.

We are permitted, under specified conditions, to issue multiple classes of indebtedness if our asset coverage, as defined in the 1940 Act, does not exceed the limitations provided in the 1940 Act after each such issuance. With certain limited exceptions, we are only allowed to borrow amounts or issue debt securities if our asset coverage, as calculated pursuant to the 1940 Act, equals at least 200% immediately after such borrowing. In other words, we may borrow $1 for investment purposes for every $1 of investor equity. The minimum asset coverage requirement applicable to BDCs under the 1940 Act, however, is currently 150% provided that certain disclosure and approval requirements are met. If our stockholders approve the reduction of our asset coverage ratio, we will be permitted to borrow $2 for investment purposes for every $1 dollar of investor equity.

In addition, while any indebtedness and other senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk Factors.”

General

The indenture provides that any debt securities proposed to be sold under this prospectus and the accompanying prospectus supplement, or offered debt securities, and any debt securities issuable upon the exercise of warrants or upon conversion or exchange of other offered securities, or underlying debt securities, may be issued under the indenture in one or more series.

For purposes of this prospectus, any reference to the payment of principal of or premium or interest, if any, on debt securities will include additional amounts if required by the terms of the debt securities.

The indenture does not limit the amount of debt securities that may be issued thereunder from time to time. Debt securities issued under the indenture, when a single trustee is acting for all debt securities issued under the indenture, are called the “indenture securities.” The indenture also provides that there may be more than one trustee thereunder, each with respect to one or more different series of indenture securities. See “—Resignation of Trustee”. At a time when two or more trustees are acting under the indenture, each with respect to only certain series, the term “indenture securities” means the one or more series of debt securities with respect to which each respective trustee is acting. In the event that there is more than one trustee under the indenture, the powers and trust obligations of each trustee described in this prospectus will extend only to the one or more series of indenture securities for which it is trustee. If two or more trustees are acting under the indenture, then the indenture securities for which each trustee is acting would be treated as if issued under separate indentures.

The indenture does not contain any provisions that give you protection in the event we issue a large amount of debt or we are acquired by another entity.

We refer you to the prospectus supplement for information with respect to any deletions from, modifications of or additions to the Events of Default or our covenants that are described below, including any addition of a covenant or other provision providing event risk or similar protection.

We have the ability to issue indenture securities with terms different from those of indenture securities previously issued and, without the consent of the holders thereof, to reopen a previous issue of a series of indenture securities and issue additional indenture securities of that series unless the reopening was restricted when that series was created.

We expect that we will usually issue debt securities in book-entry only form represented by global securities.

Conversion and Exchange

If any debt securities are convertible into or exchangeable for other securities, the prospectus supplement will explain the terms and conditions of the conversion or exchange, including the conversion price or exchange ratio (or the calculation method), the conversion or exchange period (or how the period will be determined), if conversion or exchange will be mandatory or at the option of the holder or us, provisions for adjusting the conversion price or the exchange ratio and provisions affecting conversion or exchange in the event of the redemption of the underlying debt securities. These terms may also include provisions under which the number or amount of other securities to be received by the holders of the debt securities upon conversion or exchange would be calculated according to the market price of the other securities as of a time stated in the prospectus supplement.

Payment and Paying Agents

We will pay interest to the person listed in the applicable trustee’s records as the owner of the debt security at the close of business on a particular day in advance of each due date for interest, even if that person no longer owns the debt security on the interest due date. That day, often approximately two weeks in advance of the interest due date, is called the “record date.” Because we will pay all the interest for an interest period to the holders on the record date, holders buying and selling debt securities must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the debt securities to pro rate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This pro-rated interest amount is called “accrued interest.”

Payments on Global Securities

We will make payments on a global security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will make payments directly to the depositary, or its nominee, and not to any indirect holders who own beneficial interests in the global security. An indirect holder’s right to those payments will be governed by the rules and practices of the depositary and its participants.

Payments on Certificated Securities

We will make payments on a certificated debt security as follows. We will pay interest that is due on an interest payment date to the holder of debt securities as shown on the trustee’s records as of the close of business on the regular record date. We will make all payments of principal and premium, if any, by check at the office of the applicable trustee and/or at other offices that may be specified in the prospectus supplement or in a notice to holders against surrender of the debt security.

Alternatively, if the holder asks us to do so, we will pay any amount that becomes due on the debt security by wire transfer of immediately available funds to an account at a bank in the United States on the due date. To request payment by wire, the holder must give the applicable trustee or other paying agent appropriate transfer instructions at least 15 business days before the requested wire payment is due. In the case of any interest payment due on an interest payment date, the instructions must be given by the person who is the holder on the relevant regular record date. Any wire instructions, once properly given, will remain in effect unless and until new instructions are given in the manner described above.

Payment when Offices are Closed

If any payment is due on a debt security on a day that is not a business day, we will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the indenture as if they were made on the original due date, except as otherwise indicated in the attached prospectus supplement. Such payment will not result in a default under any debt security or the indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.

Book-entry and other indirect holders should consult their banks or brokers for information on how they will receive payments on their debt securities.

Events of Default

You will have rights if an Event of Default occurs in respect of the debt securities of your series and is not cured, as described later in this subsection.

The term “Event of Default” in respect of the debt securities of your series means any of the following (unless the prospectus supplement relating to such debt securities states otherwise):

•	we do not pay the principal of, or any premium on, a debt security of the series on its due date, and do not cure this default within five days;

•	we do not pay interest on a debt security of the series when due, and such default is not cured within 30 days;

•	we do not deposit any sinking fund payment in respect of debt securities of the series on its due date, and do not cure this default within five days;

•

we remain in breach of a covenant in respect of debt securities of the series for 90 days after we receive a written notice of default stating we are in breach. The notice must be sent by either the trustee or holders of at least 25% of the principal amount of debt securities of the series;

•	we file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur and remain undischarged or unstayed for a period of 90 consecutive days;

•	on the last business day of each of 24 consecutive calendar months, we have an asset coverage of less than 100%, giving effect to any exemptive relief granted to us by the SEC; and

•	any other Event of Default in respect of debt securities of the series described in the applicable prospectus supplement occurs.

An Event of Default for a particular series of debt securities does not necessarily constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The trustee may withhold notice to the holders of debt securities of any default, except in the payment of principal, premium or interest or in the payment of any sinking or purchase fund installment, if it considers the withholding of notice to be in the best interests of the holders.

Remedies if an Event of Default Occurs

If an Event of Default has occurred and has not been cured, the trustee or the holders of at least 25% in principal amount of the debt securities of the affected series may (and the trustee shall at the request of such holders) declare the entire principal amount of all the debt securities of that series to be due and immediately payable. This is called a declaration of acceleration of maturity. In certain circumstances, a declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the debt securities of the affected series.

The trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee reasonable protection from expenses and liability (called an “indemnity”), security, or both, satisfactory to the trustee. If indemnity and/or security is provided, the holders of a majority in principal amount of the outstanding debt securities of the relevant series may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. The trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.

Before you are allowed to bypass your trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to the debt securities, the following must occur:

•	the holder must give your trustee written notice that an Event of Default has occurred and remains uncured;

•

the holders of at least 25% in principal amount of all outstanding debt securities of the relevant series must make a written request that the trustee take action because of the default and must offer the trustee indemnity, security, or both, satisfactory to the trustee, against the cost and other liabilities of taking that action;

•	the trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity and/or security; and

•	the holders of a majority in principal amount of the debt securities must not have given the trustee a direction inconsistent with the above notice during that 60-day period.

However, you are entitled at any time to bring a lawsuit for the payment of money due on your debt securities on or after the due date.

Holders of a majority in principal amount of the debt securities of the affected series may waive any past defaults other than:

•	the payment of principal, any premium or interest; or

•	in respect of a covenant that cannot be modified or amended without the consent of each holder.

Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of maturity.

Each year, we will furnish to each trustee a written statement of certain of our officers certifying that to their knowledge we are in compliance with the indenture and the debt securities, or else specifying any default.

Merger or Consolidation

Under the terms of the indenture, we are generally permitted to consolidate or merge with another entity. We may also be permitted to sell all or substantially all of our assets to another entity. However, unless the prospectus supplement relating to certain debt securities states otherwise, we may not take any of these actions unless all the following conditions are met:

•	where we merge out of existence or sell our assets, the resulting entity must agree to be legally responsible for our obligations under the debt securities;

•	immediately after giving effect to such transaction, no default or Event of Default shall have happened and be continuing;

•	we must deliver certain certificates and documents to the trustee; and

•	we must satisfy any other requirements specified in the prospectus supplement relating to a particular series of debt securities.

Modification or Waiver

There are three types of changes we can make to the indenture and the debt securities issued thereunder.

Changes Requiring Approval

First, there are changes that we cannot make to debt securities without specific approval of all of the holders. The following is a list of those types of changes:

•	change the stated maturity of the principal of or interest on a debt security;

•	reduce any amounts due on a debt security;

•	reduce the amount of principal payable upon acceleration of the maturity of a security following a default;

•	adversely affect any right of repayment at the holder’s option;

•	change the place (except as otherwise described in the prospectus or prospectus supplement) or currency of payment on a debt security;

•	impair your right to sue for payment;

•	adversely affect any right to convert or exchange a debt security in accordance with its terms;

•	modify the subordination provisions in the indenture in a manner that is adverse to holders of the debt securities;

•	reduce the percentage of holders of debt securities whose consent is needed to modify or amend the indenture;

•	reduce the percentage of holders of debt securities whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults;

•

modify any other aspect of the provisions of the indenture dealing with supplemental indentures, modification and waiver of past defaults, changes to the quorum or voting requirements or the waiver of certain covenants; and

•	change any obligation we have to pay additional amounts.

Changes Not Requiring Approval

The second type of change does not require any vote by the holders of the debt securities. This type is limited to clarifications, establishment of the form or terms of new securities of any series as permitted by the indenture and certain other changes that would not adversely affect holders of the outstanding debt securities in any material respect. We also do not need any approval to make any change that affects only debt securities to be issued under the indenture after the change takes effect.

Changes Requiring Majority Approval

Any other change to the indenture and the debt securities would require the following approval:

•	if the change affects only one series of debt securities, it must be approved by the holders of a majority in principal amount of that series; and

•

if the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.

In each case, the required approval must be given by written consent. The holders of a majority in principal amount of all of the series of debt securities issued under an indenture, voting together as one class for this purpose, may waive our compliance with some of our covenants in that indenture. However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under “—Changes Requiring Your Approval.”

Further Details Concerning Voting

When taking a vote, we will use the following rules to decide how much principal to attribute to a debt security:

•

for original issue discount securities, we will use the principal amount that would be due and payable on the voting date if the maturity of these debt securities were accelerated to that date because of a default;

•	for debt securities whose principal amount is not known (for example, because it is based on an index), we will use a special rule for that debt security described in the prospectus supplement; and

•	for debt securities denominated in one or more foreign currencies, we will use the U.S. dollar equivalent.

Debt securities will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption or if we, any other obligor, or any affiliate of us or any obligor own such debt securities. Debt securities will also not be eligible to vote if they have been fully defeased as described later under “—Defeasance—Full Defeasance.”

We will generally be entitled to set any day as a record date for the purpose of determining the holders of outstanding indenture securities that are entitled to vote or take other action under the indenture. If we set a record date for a vote or other action to be taken by holders of one or more series, that vote or action may be taken only by persons who are holders of outstanding indenture securities of those series on the record date and must be taken within eleven months following the record date.

Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the indenture or the debt securities or request a waiver.

Defeasance

The following provisions will be applicable to each series of debt securities unless we state in the applicable prospectus supplement that the provisions of covenant defeasance and full defeasance will not be applicable to that series.

Covenant Defeasance

Under current U.S. federal tax law, we can make the deposit described below and be released from some of the restrictive covenants in the indenture under which the particular series was issued. This is called “covenant defeasance.” In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your debt securities. If applicable, you also would be released from the subordination provisions as described under the “—Indenture Provisions—Subordination” section below. In order to achieve covenant defeasance, we must do the following:

•	defeasance must not result in a breach or violation of, or result in a default under, of the indenture or any of our other material agreements or instruments;

•

no default or event of default with respect to such debt securities shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days;

•	satisfy the conditions for covenant defeasance contained in any supplemental indentures;

•

if the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and U.S. government or U.S. government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates;

•

we must deliver to the trustee a legal opinion of our counsel confirming that, under current U.S. federal income tax law, we may make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity; and

•

we must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, as amended, and a legal opinion and officers’ certificate stating that all conditions precedent to covenant defeasance have been complied with.

If we accomplish covenant defeasance, you can still look to us for repayment of the debt securities if there were a shortfall in the trust deposit or the trustee is prevented from making payment. For example, if one of the remaining Events of Default occurred (such as our bankruptcy) and the debt securities became immediately due and payable, there might be a shortfall. Depending on the event causing the default, you may not be able to obtain payment of the shortfall.

Full Defeasance

If there is a change in U.S. federal tax law, as described below, we can legally release ourselves from all payment and other obligations on the debt securities of a particular series (called “full defeasance”) if we put in place the following other arrangements for you to be repaid:

•	defeasance must not result in a breach or violation of, or constitute a default under, of the indenture or any of our other material agreements or instruments;

•

no default or event of default with respect to such debt securities shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days;

•	satisfy the conditions for full defeasance contained in any supplemental indentures;

•

if the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and United States government or United States government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates;

•

we must deliver to the trustee a legal opinion confirming that there has been a change in current U.S. federal tax law or an IRS ruling that allows us to make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity. Under current U.S. federal tax law, the deposit and

•

our legal release from the debt securities would be treated as though we paid you your share of the cash and notes or bonds at the time the cash and notes or bonds were deposited in trust in exchange for your debt securities and you would recognize gain or loss on the debt securities at the time of the deposit; and

•

we must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, as amended, and a legal opinion and officers’ certificate stating that all conditions precedent to defeasance have been complied with.

If we ever did accomplish full defeasance, as described above, you would have to rely solely on the trust deposit for repayment of the debt securities. You could not look to us for repayment in the unlikely event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of our lenders and other creditors if we ever became bankrupt or insolvent. If applicable, you would also be released from the subordination provisions described later under “—Indenture Provisions—Subordination.”

Form, Exchange and Transfer of Certificated Registered Securities

If registered debt securities cease to be issued in book-entry form, they will be issued:

•	only in fully registered certificated form;

•	without interest coupons; and

•	unless we indicate otherwise in the prospectus supplement, in denominations of $1,000 and amounts that are multiples of $1,000.

Holders may exchange their certificated securities, if any, for debt securities of smaller denominations or combined into fewer debt securities of larger denominations, as long as the total principal amount is not changed.

Holders may exchange or transfer their certificated securities, if any, at the office of their trustee. We have appointed the trustee to act as our agent for registering debt securities in the names of holders transferring debt securities. We may appoint another entity to perform these functions or perform them ourselves.

Holders will not be required to pay a service charge to transfer or exchange their certificated securities, if any, but they may be required to pay any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange will be made only if our transfer agent is satisfied with the holder’s proof of legal ownership.

If we have designated additional transfer agents for your debt security, they will be named in your prospectus supplement. We may appoint additional transfer agents or cancel the appointment of any particular transfer agent. We may also approve a change in the office through which any transfer agent acts.

If any certificated securities of a particular series are redeemable and we redeem less than all the debt securities of that series, we may block the transfer or exchange of those debt securities during the period beginning 15 days before the day we mail the notice of redemption and ending on the day of that mailing, in order to freeze the list of holders to prepare the mailing. We may also refuse to register transfers or exchanges of any certificated securities selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any debt security that will be partially redeemed.

If a registered debt security is issued in book-entry form, only the depositary will be entitled to transfer and exchange the debt security as described in this subsection, since it will be the sole holder of the debt security.

Resignation of Trustee

Each trustee may resign or be removed with respect to one or more series of indenture securities provided that a successor trustee is appointed to act with respect to these series. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.

Subordination

Upon any distribution of our assets upon our dissolution, winding up, liquidation or reorganization, the payment of the principal of (and premium, if any) and interest, if any, on any indenture securities denominated as subordinated debt securities is to be subordinated to the extent provided in the indenture in right of payment to the prior payment in full of all Senior Indebtedness (as defined below), but our obligation to you to make payment of the principal of (and premium, if any) and interest, if any, on such subordinated debt securities will not otherwise be affected. In addition, no payment on account of principal (or premium, if any), sinking fund or interest, if any, may be made on such subordinated debt securities at any time unless full payment of all amounts due in respect of the principal (and premium, if any), sinking fund and interest on Senior Indebtedness has been made or duly provided for in money or money’s worth.

In the event that, notwithstanding the foregoing, any payment by us is received by the trustee in respect of subordinated debt securities or by the holders of any of such subordinated debt securities before all Senior Indebtedness is paid in full, the payment or distribution must be paid over to the holders of the Senior Indebtedness or on their behalf for application to the payment of all the Senior Indebtedness remaining unpaid until all the Senior Indebtedness has been paid in full, after giving effect to any concurrent payment or distribution to the holders of the Senior Indebtedness. Subject to the payment in full of all Senior Indebtedness upon this distribution by us, the holders of such subordinated debt securities will be subrogated to the rights of the holders of the Senior Indebtedness to the extent of payments made to the holders of the Senior Indebtedness out of the distributive share of such subordinated debt securities.

By reason of this subordination, in the event of a distribution of our assets upon our insolvency, certain of our senior creditors may recover more, ratably, than holders of any subordinated debt securities. The indenture provides that these subordination provisions will not apply to money and securities held in trust under the defeasance provisions of the indenture.

Senior Indebtedness is defined in the indenture as the principal of (and premium, if any) and unpaid interest on:

•

our indebtedness (including indebtedness of others guaranteed by us), whenever created, incurred, assumed or guaranteed, for money borrowed that has been designated by us as “Senior Indebtedness” for purposes of the indenture by a company order delivered to the trustee;

•	senior securities; and

•	renewals, extensions, modifications and refinancings of any of this indebtedness.

If this prospectus is being delivered in connection with the offering of a series of indenture securities denominated as subordinated debt securities, the accompanying prospectus supplement will set forth the approximate amount of our Senior Indebtedness outstanding as of a recent date.

Secured Indebtedness and Ranking

Certain of our indebtedness, including certain series of indenture securities, may be secured. The prospectus supplement for each series of indenture securities will describe the terms of any security interest for such series and will indicate the approximate amount of our secured indebtedness as of a recent date. Any unsecured indenture securities will effectively rank junior to any secured indebtedness, including any secured indenture securities, that we incur in the future to the extent of the value of the assets securing such future secured indebtedness. Our debt securities, whether secured or unsecured, will rank structurally junior to all existing and future indebtedness (including trade payables) incurred by our subsidiaries, financing vehicles or similar facilities.

In the event of our bankruptcy, liquidation, reorganization or other winding up, any of our assets that secure secured debt will be available to pay obligations on unsecured debt securities only after all indebtedness under such secured debt has been repaid in full from such assets. We advise you that there may not be sufficient assets remaining to pay amounts due on any or all unsecured debt securities then outstanding after fulfillment of this obligation. As a result, the holders of unsecured indenture securities may recover less, ratably, than holders of any of our secured indebtedness.

The Trustee under the Indenture

U.S. Bank National Association is the trustee under the indenture.

Certain Considerations Relating to Foreign Currencies

Debt securities denominated or payable in foreign currencies may entail significant risks. These risks include the possibility of significant fluctuations in the foreign currency markets, the imposition or modification of foreign exchange controls and potential illiquidity in the secondary market. These risks will vary depending upon the currency or currencies involved and will be more fully described in the applicable prospectus supplement.

Book-Entry Debt Securities

The Depository Trust Company, or DTC, will act as securities depository for the debt securities. The debt securities will be issued as fully registered securities registered in the name of Cede & Co. (DTC’s partnership nominee) or such other name as may be requested by an authorized representative of DTC. One fully registered certificate will be issued for the debt securities, in the aggregate principal amount of such issue, and will be deposited with DTC.

DTC is a limited-purpose trust company organized under the New York Banking Law, a “banking organization” within the meaning of the New York Banking Law, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code, and a “clearing agency” registered pursuant to the provisions of Section 17A of the Exchange Act. DTC holds and provides asset servicing for over 3.5 million issues of U.S. and non-U.S. equity, corporate and municipal debt issues, and money market instruments from over 100 countries that DTC’s participants, or Direct Participants, deposit with DTC. DTC also facilitates the post-trade settlement among Direct Participants of sales and other securities transactions in deposited securities through electronic computerized book-entry transfers and pledges between Direct Participants’ accounts. This eliminates the need for physical movement of securities certificates. Direct Participants include both U.S. and non-U.S. securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations. DTC is a wholly-owned subsidiary of The Depository Trust & Clearing Corporation, or DTCC.

DTCC is the holding company for DTC, National Securities Clearing Corporation and Fixed Income Clearing Corporation, all of which are registered clearing agencies. DTCC is owned by the users of its regulated subsidiaries. Access to the DTC system is also available to others such as both U.S. and non-U.S. securities brokers and dealers, banks, trust companies and clearing corporations that clear through or maintain a custodial relationship with a Direct Participant, either directly or indirectly, or Indirect Participants. DTC has S&P’s rating: AA+. The DTC Rules applicable to its participants are on file with the SEC. More information about DTC can be found at www.dtcc.com and www.dtc.org.

Purchases of debt securities under the DTC system must be made by or through Direct Participants, which will receive a credit for the debt securities on DTC’s records. The ownership interest of each actual purchaser of each security, or the Beneficial Owner, is in turn to be recorded on the Direct and Indirect Participants’ records. Beneficial Owners will not receive written confirmation from DTC of their purchase. Beneficial Owners are, however, expected to receive written confirmations providing details of the transaction, as well as periodic statements of their holdings, from the Direct or Indirect Participant through which the Beneficial Owner entered into the transaction. Transfers of ownership interests in the debt securities are to be accomplished by entries made on the books of Direct and Indirect Participants acting on behalf of Beneficial Owners. Beneficial Owners will not receive certificates representing their ownership interests in debt securities, except in the event that use of the book-entry system for the debt securities is discontinued.

To facilitate subsequent transfers, all debt securities deposited by Direct Participants with DTC are registered in the name of DTC’s partnership nominee, Cede & Co. or such other name as may be requested by an authorized representative of DTC. The deposit of debt securities with DTC and their registration in the name of Cede & Co. or such other DTC nominee do not effect any change in beneficial ownership. DTC has no knowledge of the actual Beneficial Owners of the debt securities; DTC’s records reflect only the identity of the Direct Participants to whose accounts such debt securities are credited, which may or may not be the Beneficial Owners. The Direct and Indirect Participants will remain responsible for keeping account of their holdings on behalf of their customers.

Conveyance of notices and other communications by DTC to Direct Participants, by Direct Participants to Indirect Participants, and by Direct Participants and Indirect Participants to Beneficial Owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

Redemption notices shall be sent to DTC. If less than all of the debt securities within an issue are being redeemed, DTC’s practice is to determine by lot the amount of the interest of each Direct Participant in such issue to be redeemed.

Neither DTC nor Cede & Co. (nor such other DTC nominee) will consent or vote with respect to the debt securities unless authorized by a Direct Participant in accordance with DTC’s Procedures. Under its usual procedures, DTC mails an Omnibus Proxy to us as soon as possible after the record date. The Omnibus Proxy assigns Cede & Co.’s consenting or voting rights to those Direct Participants to whose accounts the debt securities are credited on the record date (identified in a listing attached to the Omnibus Proxy).

Redemption proceeds, distributions, and dividend payments on the debt securities will be made to Cede & Co., or such other nominee as may be requested by an authorized representative of DTC. DTC’s practice is to credit Direct Participants’ accounts upon DTC’s receipt of funds and corresponding detail information from us or the trustee on the payment date in accordance with their respective holdings shown on DTC’s records. Payments by Participants to Beneficial Owners will be governed by standing instructions and customary practices, as is the case with securities held for the accounts of customers in bearer form or registered in “street name,” and will be the responsibility of such Participant and not of DTC nor its nominee, the trustee, or us, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of redemption proceeds, distributions, and dividend payments to Cede & Co. (or such other nominee as may be requested by an authorized representative of DTC) is the responsibility of us or the trustee, but disbursement of such payments to Direct Participants will be the responsibility of DTC, and disbursement of such payments to the Beneficial Owners will be the responsibility of Direct and Indirect Participants.

DTC may discontinue providing its services as securities depository with respect to the debt securities at any time by giving reasonable notice to us or to the trustee. Under such circumstances, in the event that a successor securities depository is not obtained, certificates are required to be printed and delivered. We may decide to discontinue use of the system of book-entry-only transfers through DTC (or a successor securities depository). In that event, certificates will be printed and delivered to DTC.

The information in this section concerning DTC and DTC’s book-entry system has been obtained from sources that we believe to be reliable, but we take no responsibility for the accuracy thereof.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our shares of common stock. This summary does not purport to be a complete description of the income tax considerations applicable to an investment in any of our securities. For example, we have not described tax consequences that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, traders in securities that elect to mark-to-market their securities holdings for tax purposes, pension plans and trusts, partnerships (including entities treated as partnerships for U.S. federal income tax purposes), and their partners, members and owners, persons whose functional currency (as defined in Section 985 of the Code) is not the U.S. dollar, and financial institutions. This summary assumes that investors hold our common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, U.S. Treasury regulations and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service, or IRS, regarding an offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

A “U.S. stockholder” generally is a beneficial owner of shares of our common stock who is for U.S. federal income tax purposes:

•	a citizen or individual resident of the United States;

•	a corporation or other entity treated as a corporation, for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any political subdivision thereof;

•

a trust, if a court in the United States has primary supervision over its administration and one or more United States persons (as defined under the Code) have the authority to control all substantial decisions of the trust, or the trust has a valid election in effect under applicable U.S. Treasury regulations to be treated as a United States person; or

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

A “Non-U.S. stockholder” generally is a beneficial owner of shares of our common stock that is not a U.S. stockholder nor a partnership (or entity treated like a partnership for U.S. federal income tax purposes).

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder that is a partner in a partnership holding shares of our common stock should consult his, her or its tax advisers with respect to the purchase, ownership and disposition of shares of our common stock.

Tax matters are very complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisers regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Taxation in Connection with Holding Securities other than our Common Stock

We intend to describe in any prospectus supplement related to the offering of preferred stock, debt securities, warrants or rights offerings to purchase our common stock, the U.S. federal income tax considerations applicable to such securities as will be sold by us pursuant to that prospectus supplement, including, if applicable, the taxation of any debt securities that will be sold at an original issue discount.

Election to be Taxed as a RIC

We have elected to be subject to tax as a RIC under Subchapter M of the Code. As a RIC, we generally will not be subject to pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that we timely distribute each tax year as distributions for U.S. federal income tax purposes to our stockholders. To qualify for and maintain our qualification as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, in order to maintain RIC tax treatment, we must distribute to our stockholders, for each tax year, distributions treated as dividends for U.S. federal income tax purposes generally of an amount at least equal to 90% of our “investment company taxable income,” which is generally the sum of our net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses, determined without regard to any deduction for distributions paid, or the annual distribution requirement.

Taxation as a RIC

If we:

•	qualify as a RIC; and

•	satisfy the annual distribution requirement,

then we will not be subject to U.S. federal income tax on the portion of our income or capital gains we distribute (or are deemed to distribute) as distributions to our stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gains not distributed (or deemed distributed) as distributions to our stockholders.

As a RIC, we will be subject to a 4% nondeductible federal excise tax on certain undistributed income unless we distribute amounts treated as dividends for U.S. federal income tax purposes in a timely manner to our stockholders generally of an amount at least equal to the sum of (1) 98% of our net ordinary income (taking into account certain deferrals and elections) for the calendar year, (2) 98.2% of our capital gain net income, which is the excess of capital gains in excess of capital losses, or “capital gain net income” (as adjusted for certain ordinary losses), for the one-year period ending October 31 of that calendar year and (3) any net ordinary income and capital gain net income for the preceding years that were not distributed during such years and on which we paid no U.S. federal income tax, or the excise tax avoidance requirement. Any distribution treated as dividends for U.S. federal income tax purposes declared by us during October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following calendar year, will be treated as if it had been paid by us, as well as received by our U.S. stockholders, on December 31 of the calendar year in which the distribution was declared. We generally will endeavor in each tax year to avoid incurring any material U.S. federal excise tax on our earnings.

We have previously incurred, and may incur in the future, such excise tax on a portion of our income and capital gains. While we intend to distribute income and capital gains to minimize exposure to the 4% excise tax, we may not be able to, or may choose not to, distribute amounts sufficient to avoid the imposition of the tax entirely. In that event, we generally will be liable for the excise tax only on the amount by which we do not meet the excise tax avoidance requirement. Under certain circumstances, however, we may, in our sole discretion, determine that it is in our best interests to retain a portion of our income or capital gains rather than distribute such amount as dividends and accordingly cause us to bear the excise tax burden associated therewith.

In order to qualify as a RIC for U.S. federal income tax purposes, we must, among other things:

•	continue to qualify as a BDC under the 1940 Act at all times during each tax year;

•

derive in each tax year at least 90% of our gross income from dividends, interest, payments with respect to certain securities, loans, gains from the sale of stock or other securities, net income from certain “qualified publicly traded partnerships,” or other income derived with respect to our business of investing in such stock or other securities, or the 90% income test; and

•	diversify our holdings so that at the end of each quarter of the tax year:

•

at least 50% of the value of our assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of such issuer; and

•

no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, or of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly traded partnerships,” or the diversification tests.

A RIC is limited in its ability to deduct expenses in excess of its investment company taxable income. If our deductible expenses in a given tax year exceed our investment company taxable income, we may incur a net operating loss for that tax year. However, a RIC is not permitted to carry forward net operating losses to subsequent tax years and such net operating losses do not pass through to its stockholders. In addition, deductible expenses can be used only to offset investment company taxable income, not net capital gain. A RIC may not use any net capital losses (that is, the excess of realized capital losses over realized capital gains) to offset its investment company taxable income, but may carry forward such net capital losses, and use them to offset future capital gains, indefinitely. Due to these limits on deductibility of expenses and net capital losses, we may for tax purposes have aggregate taxable income for several tax years that we are required to distribute and that is taxable to our stockholders even if such taxable income is greater than the net income we actually earn during those tax years.

For U.S. federal income tax purposes, we may be required to recognize taxable income in circumstances in which we do not receive a corresponding payment in cash. For example, if we hold debt instruments that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, increasing interest rates or debt instruments that were issued with warrants), we must include in income each tax year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same tax year. We may also have to include in income other amounts that we have not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. We anticipate that a portion of our income may constitute original issue discount or other income required to be included in taxable income prior to receipt of cash.

We invest a portion of our net assets in below investment grade instruments. Investments in these types of instruments may present special tax issues for us. U.S. federal income tax rules are not entirely clear about issues such as when we may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt instruments in a bankruptcy or workout context are taxable. We will address these and other issues to the extent necessary in order to seek to ensure that we distribute sufficient income to avoid any material U.S. federal income or excise tax.

Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the tax year of the accrual, we may be required to make a distribution to our stockholders in order to satisfy the annual distribution requirement, even though we will not have received any corresponding cash amount. As a result, we may have difficulty meeting the annual distribution requirement necessary to maintain RIC tax treatment under Subchapter M of the Code. We may have to sell or otherwise dispose of some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

Certain of our investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things, (1) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income, (2) treat dividends that would otherwise be eligible for the corporate dividends received deduction as ineligible for such treatment, (3) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (4) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income, (5) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (6) cause us to recognize income or gain without a corresponding receipt of cash, (7) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (8) adversely alter the characterization of certain complex financial transactions and (9) produce income that will not be qualifying income for purposes of the 90% income test.

Gain or loss realized by us from warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long term or short term, depending on how long we held a particular warrant.

Certain distributions reported by us as section 163(j) interest dividends may be treated as interest income by shareholders for purposes of the tax rules applicable to interest expense limitations under Code section 163(j). Such treatment by the shareholder is generally subject to holding period requirements and other potential limitations, although the holding period requirements are generally not applicable to dividends declared by money market funds and certain other funds that declare dividends daily and pay such dividends on a monthly or more frequent basis. The amount that we are eligible to report as a Section 163(j) dividend for a tax year is generally limited to the excess of our business interest income over the sum of our (i) business interest expense and (ii) other deductions properly allocable to our business interest income.

If we acquire the equity securities of certain non-U.S. entities classified as a corporation for U.S. federal income tax purposes that earn at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their total assets in investments producing such passive income, we could be subject to federal income tax and additional interest charges on “excess distributions” received from such passive foreign investment companies (“PFICs”) or gain from the sale of stock in such PFICs, even if all income or gain actually received by us is timely distributed to our stockholders. We would not be able to pass through to our stockholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election could require us to recognize taxable income or gain without the concurrent receipt of cash. We intend to limit and/or manage our holdings in PFICs to minimize our liability for any such taxes and related interest charges.

If we hold greater than 10% of the interests treated as equity for U.S. federal income tax purposes in a foreign corporation that is treated as a controlled foreign corporation, or CFC, we may be treated as receiving a deemed distribution (taxable as ordinary income) each taxable year from such foreign corporation in an amount equal to our pro rata share of the corporation’s income for such taxable year (including both ordinary earnings and capital gains), whether or not the corporation makes an actual distribution during such taxable year. We would be required to include the amount of a deemed distribution from a CFC when computing our investment company taxable income as well as in determining whether we satisfy the distribution requirements applicable to RICs, even to the extent the amount of our income deemed recognized from the CFC exceeds the amount of any actual distributions from the CFC and our proceeds from any sales or other dispositions of CFC stock during a taxable year. In general, a foreign corporation will be considered a CFC if greater than 50% of the shares of the corporation, measured by reference to combined voting power or value, is owned (directly, indirectly or by attribution) by U.S. Shareholders. A “U.S. Shareholder,” for this purpose, is any U.S. person that possesses (actually or constructively) 10% or more of the combined voting power or value of all classes of shares of a foreign corporation.

Under Treasury Regulations, certain income derived by us from a CFC or PFIC with respect to which we have made a QEF election would generally constitute qualifying income for purposes of determining our ability to be subject to tax as a RIC if the CFC or the PFIC makes distributions of that income to us in the same year of the CFC in which we are treated as having received a deemed distribution of such income or if such deemed distribution is derived with respect to our business of investing in stock, securities or currencies. As such, we may be restricted in our ability to make QEF elections with respect to our holdings in issuers that could be treated as PFICs or implement certain restrictions with the respect to any issuers that could be treated as CFCs in order to limit our tax liability or maximize our after-tax return from these investments.

Our functional currency, for U.S. federal income tax purposes, is the U.S. dollar. Under the Code, foreign exchange gains and losses realized by us in connection with certain transactions involving foreign currencies, or payables or receivables denominated in a foreign currency, as well as certain non-U.S. dollar denominated debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, and similar financial instruments are subject to Code provisions that generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to our stockholders. Any such transactions that are not directly related to our investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) also could, under future U.S. Treasury regulations, produce income not among the types of “qualifying income” for purposes of the 90% income test.

Although we do not presently expect to do so, we are authorized to borrow funds and to sell or otherwise dispose of assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. Moreover, our ability to sell or otherwise dispose of assets to meet the annual distribution requirement may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the diversification tests. If we sell or otherwise dispose of assets in order to meet the annual distribution requirement or the excise tax avoidance requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

A portfolio company in which we invest may face financial difficulties that require us to work-out, modify or otherwise restructure our investment in the portfolio company. Any such transaction could, depending upon the specific terms of the transaction, result in unusable capital losses and future non-cash income. Any such transaction could also result in our receiving assets that give rise to non-qualifying income for purposes of the 90% income test or otherwise would not count toward satisfying the diversification tests.

Some of the income that we might otherwise earn, such as fees for providing managerial assistance, certain fees earned with respect to our investments, income recognized in a work-out or restructuring of a portfolio investment, or income recognized from an equity investment in an operating partnership, may not satisfy the 90% income test. To manage the risk that such income might disqualify us as a RIC for failure to satisfy the 90% income test, one or more subsidiary entities treated as U.S. corporations for entity-level income tax purposes may be employed to earn such income and (if applicable) hold the related asset. Such subsidiary entities will be required to pay entity-level income tax on their earnings, which ultimately will reduce the yield to our stockholders on such fees and income.

The remainder of this discussion assumes that we maintain our qualification as a RIC and have satisfied the annual distribution requirement.

Taxation of U.S. Stockholders

This subsection applies to U.S. stockholders, only. If you are not a U.S. stockholder, this subsection does not apply to you and you should refer to “Taxation of Non-U.S. Stockholders,” below.

Distributions by us, including distributions pursuant to our distribution reinvestment plan or where a stockholder can elect to receive cash or stock, generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our investment company taxable income (which is generally the sum of our net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. To the extent such distributions paid by us to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions, or qualifying dividends, may be eligible for a maximum tax rate of either 15% or 20%, depending on whether the stockholder’s income exceeds certain threshold amounts. In this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the preferential maximum rate applicable to qualifying dividends or for the corporate dividends received deduction. Distributions of our net capital gains (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly reported by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains that are currently generally taxable at a maximum rate of either 15% or 20% (depending on whether the stockholder’s income exceeds certain threshold amounts) in the case of individuals, trusts or estates, regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder.

If a U.S. stockholder receives distributions in the form of common stock pursuant to our distribution reinvestment plan, such stockholder generally will be subject to the same U.S. federal, state and local tax consequences as if it received distributions in cash. In that case, a stockholder will be treated as receiving a distribution generally of an amount equal to the fair market value of our shares of common stock. Any shares of common stock received in a distribution will have a holding period for tax purposes commencing on the day following the day on which the shares of our common stock are credited to the U.S. stockholder’s account.

We may in the future decide to retain some or all of our net capital gains but designate the retained amount as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s tax basis for his, her or its shares of common stock. Since we expect to pay tax on any retained capital gains at our regular corporate tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual stockholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. stockholder’s other U.S. federal income tax obligations or may be refunded to the extent it exceeds a stockholder’s liability for U.S. federal income tax. A stockholder that is not subject to U.S. federal income tax or otherwise required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to use the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant tax year. We cannot retain any portion of our investment company taxable income as a “deemed distribution.”

For purposes of determining (1) whether the annual distribution requirement is satisfied for any year and (2) the amount of distributions paid for that year, we may, under certain circumstances, elect to treat a distribution that is paid during the following tax year as if it had been paid during the tax year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the distribution in the tax year in which the distribution is made. However, any distribution declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following calendar year, will be treated as if it had been received by our U.S. stockholders on December 31 of the calendar year in which the distribution was declared.

If an investor acquires shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though economically it may represent a return of his, her or its investment.

A stockholder generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of his, her or its shares of our common stock. The amount of gain or loss will be measured by the difference between such stockholder’s adjusted tax basis in the common stock sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the stockholder has held his, her or its shares for more than one year. Otherwise, it will be treated as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.

In general, non-corporate U.S. stockholders currently are generally subject to a maximum U.S. federal income tax rate of either 15% or 20% (depending on whether the stockholder’s income exceeds certain threshold amounts) on their net capital gain (i.e., the excess of realized net long-term capital gains over realized net short-term capital losses), including any long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from us and net gains from redemptions or other taxable dispositions of our common stock) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts. Corporate U.S. stockholders currently are subject to U.S. federal income tax on net capital gain at the maximum 21% rate also applied to ordinary income. Non-corporate stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent tax years as provided in the Code. Corporate stockholders generally may not deduct any net capital losses for any tax year but may carry back such losses for three tax years or carry forward such losses for five tax years.

We (or if a U.S. stockholder holds shares through an intermediary, such intermediary) will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the IRS (including the amount of distributions, if any, eligible for the preferential maximum rate). Distributions paid by us generally will not be eligible for the corporate dividends received deduction or the preferential tax rate applicable to qualifying dividends because our income generally will not consist of qualifying dividends. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation.

The Code requires reporting of adjusted cost basis information for covered securities, which generally include shares of a RIC acquired after January 1, 2012, to the IRS and to taxpayers. Stockholders should contact their financial intermediaries with respect to reporting of cost basis and available elections for their accounts.

Under U.S. Treasury regulations, if a U.S. stockholder recognizes a loss with respect to our shares of $2 million or more in the case of an individual stockholder or $10 million or more in the case of a corporate stockholder in any single tax year (or a greater loss over a combination of tax years), such U.S. stockholder must file with the IRS a disclosure statement on Form 8886. Direct U.S. stockholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, U.S. stockholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to stockholders of most or all RICs. The fact that a loss is reportable by a taxpayer under these U.S. Treasury regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. U.S. stockholders should consult their tax advisers to determine the applicability of these U.S. Treasury regulations in light of their individual circumstances.

We may be required to withhold U.S. federal income tax, or backup withholding, currently at a rate of 24%, from all distributions to any non-corporate U.S. stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (2) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s U.S. federal income tax liability, provided that proper information is provided to the IRS.

Taxation of Non-U.S. Stockholders

This subsection applies to non-U.S. stockholders, only. If you are not a non-U.S. stockholder, this subsection does not apply to you and you should refer to “Taxation of U.S. Stockholders,” above.

Whether an investment in our shares is appropriate for a Non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in our shares by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisers before investing in our common stock.

Subject to the discussion in “Foreign Account Tax Compliance Act,” below, distributions of our investment company taxable income made to Non-U.S. stockholders (including interest income and realized net short-term capital gains in excess of realized long-term capital losses, which generally would be free of withholding if paid to Non-U.S. stockholders directly) generally will be subject to withholding of U.S. federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless an applicable exception applies. If the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder, we will not be required to withhold U.S. federal tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements, although the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons. (Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers.)

In addition, subject to the discussion in “Foreign Account Tax Compliance Act,” below, distributions of our investment company taxable income made to Non-U.S. stockholders will not be subject to U.S. withholding tax if (i) the distributions are properly designated in a notice timely delivered to Non-U.S. stockholders as “interest-related dividends” or “short-term capital gain dividends,” (ii) the distributions are derived from sources specified in the Code for such dividends and (iii) certain other requirements are satisfied. No assurance can be given as to whether any amount of our distributions will be eligible for this exemption from withholding or, if eligible, will be reported as such by us.

Subject to the discussion in “Foreign Account Tax Compliance Act,” below, actual or deemed distributions of our net capital gains to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of our common stock, will not be subject to U.S. federal withholding tax and generally will not be subject to U.S. federal income tax unless (i) the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. stockholder in the United States, or (ii) in the case of an individual stockholder, the stockholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the distributions or gains and certain other conditions are met.

If we distribute our net capital gains in the form of deemed rather than actual distributions, a Non-U.S. stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. For a corporate Non-U.S. stockholder, distributions (both actual and deemed) and gains realized upon the sale of our common stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in our shares of common stock may not be appropriate for a Non-U.S. stockholder.

A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to U.S. federal withholding tax, may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend paying agent with a U.S. nonresident withholding tax certificate (e.g., an IRS Form W-8BEN, an IRS Form W-8BEN-E or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

Non-U.S. stockholders may also be subject to U.S. estate tax with respect to their investment in our common stock.

Non-U.S. persons should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

Foreign Account Tax Compliance Act

We are required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends paid to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. The information required to be reported includes the identity and taxpayer identification number of each account holder and transaction activity within the holder’s account. Stockholders may be requested to provide additional information to us to enable us to determine whether such withholding is required. We will not pay any additional amounts in respect of any amount withheld.

Failure to Qualify as a RIC

If we fail to satisfy the 90% income test or any diversification tests in any tax year, we may be eligible to avail ourselves of certain relief provisions under the Code if the failures are due to reasonable cause and not willful neglect, and if a penalty tax is paid with respect to each failure in satisfaction of the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification tests where we correct a failure within a specified period. If the applicable relief provisions are not available or cannot be met, all of our income will be subject to U.S. federal corporate-level income tax as described below. We cannot provide assurance that we would qualify for any such relief should we fail either the 90% income test or any diversification test.

If we were unable to qualify for treatment as a RIC, we would be subject to tax on all of our taxable income at regular corporate rates, regardless of whether we make any distributions to our stockholders. Distributions would not be required, and any distributions would generally be taxable to our stockholders as ordinary dividend income. Subject to certain additional limitations in the Code, such distributions would be eligible for the preferential maximum rate applicable to individual stockholders with respect to qualifying dividends. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. Moreover, if we fail to qualify as a RIC in any tax year, to qualify again to be subject to tax as a RIC in a subsequent tax year, we would be required to distribute our earnings and profits attributable to any of our non-RIC tax years as dividends to our stockholders. In addition, if we fail to qualify as a RIC for a period greater than two consecutive tax years, to qualify as a RIC in a subsequent year we may be subject to regular corporate tax on any net built-in gains with respect to certain of our assets (that is, the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if we had sold the property at fair market value at the end of the tax year) that we elect to recognize on requalification or when recognized over the next five tax years.

State and Local Taxes

We may be subject to state or local taxes in jurisdictions in which we are deemed to be doing business. In those states or localities, our entity-level tax treatment and the treatment of distributions made to stockholders under those jurisdictions’ tax laws may differ from the treatment under the Code. Accordingly, an investment in our shares of common stock may have tax consequences for stockholders that are different from those of a direct investment in our portfolio investments. Stockholders are urged to consult their own tax advisers concerning state and local tax matters.

REGULATION

The information contained under “Business” under the caption “Regulation” in our most recent Annual Report on Form 10-K is incorporated by reference herein.

PLAN OF DISTRIBUTION

We may offer, from time to time, in one or more offerings or series, our common stock, preferred stock, debt securities, subscription rights to purchase shares of our common stock or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities in one or more underwritten public offerings, at-the-market offerings, negotiated transactions, block trades, best efforts offering or a combination of these methods. We may sell the securities through underwriters or dealers, directly to one or more purchasers, including existing stockholders in a rights offering, through agents or through a combination of any such methods of sale. Any underwriter or agent involved in the offer and sale of the securities will be named in the applicable prospectus supplement. A prospectus supplement or supplements will also describe the terms of the offering of the securities, including: the purchase price of the securities and the proceeds, if any, we will receive from the sale; any over-allotment options under which underwriters may purchase additional securities from us; any agency fees or underwriting discounts and other items constituting agents’ or underwriters’ compensation; the public offering price; any discounts or concessions allowed or re-allowed or paid to dealers; and any securities exchange or market on which the securities may be listed. Only underwriters named in the prospectus supplement will be underwriters of the securities offered by the prospectus supplement.

The distribution of the securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that the offering price per share of our common stock, less any underwriting commissions or discounts, must equal or exceed the net asset value per share of our common stock at the time of the offering except (1) in connection with a rights offering to our existing stockholders, (2) offerings completed within one year of the receipt of consent of the majority of our common stockholders or (3) under such circumstances as the SEC may permit. The price at which securities may be distributed may represent a discount from prevailing market prices.

In connection with the sale of the securities, underwriters or agents may receive compensation from us or from purchasers of the securities, for whom they may act as agents, in the form of discounts, concessions or commissions. Our common stockholders will indirectly bear such fees and expenses as well as any other fees and expenses incurred by us in connection with any sale of securities. Underwriters may sell the securities to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of the securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us, and any profit realized by them on the resale of the securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement. The maximum aggregate commission or discount to be received by any member of FINRA or independent broker-dealer will not be greater than 8% of the gross proceeds of the sale of securities offered pursuant to this prospectus and any applicable prospectus supplement. We may also reimburse the underwriter or agent for certain fees and legal expenses incurred by it.

Any underwriter may engage in over-allotment, stabilizing transactions, short-covering transactions and penalty bids in accordance with Regulation M under the Exchange Act. Over-allotment involves sales in excess of the offering size, which create a short position. Stabilizing transactions permit bids to purchase the underlying security so long as the stabilizing bids do not exceed a specified maximum price. Syndicate-covering or other short-covering transactions involve purchases of the securities, either through exercise of the over-allotment option or in the open market after the distribution is completed, to cover short positions. Penalty bids permit the underwriters to reclaim a selling concession from a dealer when the securities originally sold by the dealer are purchased in a stabilizing or covering transaction to cover short positions. Those activities may cause the price of the securities to be higher than it would otherwise be. If commenced, the underwriters may discontinue any of the activities at any time.

Any underwriters that are qualified market makers on the NYSE may engage in passive market making transactions in our common stock on the NYSE in accordance with Regulation M under the Exchange Act, during the business day prior to the pricing of the offering, before the commencement of offers or sales of shares of our common stock. Passive market makers must comply with applicable volume and price limitations and must be identified as passive market makers. In general, a passive market maker must display its bid at a price not in excess of the highest independent bid for such security; if all independent bids are lowered below the passive market maker’s bid, however, the passive market maker’s bid must then be lowered when certain purchase limits are exceeded. Passive market making may stabilize the market price of the securities at a level above that which might otherwise prevail in the open market and, if commenced, may be discontinued at any time.

We may sell securities directly or through agents we designate from time to time. We will name any agent involved in the offering and sale of securities and we will describe any commissions we will pay the agent in the prospectus supplement. Unless the prospectus supplement states otherwise, our agent will act on a best-efforts basis for the period of its appointment.

Unless otherwise specified in the applicable prospectus supplement, each class or series of securities will be a new issue with no trading market, other than our common stock, which is traded on the NYSE. We may elect to list any other class or series of securities on any exchanges, but we are not obligated to do so. We cannot guarantee the liquidity of the trading markets for any securities.

Under agreements that we may enter, underwriters, dealers and agents who participate in the distribution of shares of our securities may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act, or contribution with respect to payments that the agents or underwriters may make with respect to these liabilities. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.

If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase our securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of our securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.

We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and, if not identified in this prospectus, will be identified in the applicable prospectus supplement.

In order to comply with the securities laws of certain states, if applicable, our securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers.

CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR

Our securities are held under a custody agreement by State Street Bank and Trust Company. The address of the custodian is: One Lincoln Street, Boston, Massachusetts 02111. DST Systems, Inc. acts as our transfer agent, distribution paying agent and registrar for our common stock. The principal business address of DST Systems, Inc. is 430 W. 7th Street, Kansas City, Missouri 64105-1594, telephone number: (877) 628-8575.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we intend to generally acquire and dispose of our investments in privately negotiated transactions, we expect to use brokers in the normal course of our business infrequently. Subject to policies established by our board of directors, the Advisor is primarily responsible for the execution of the publicly-traded securities portion of our portfolio transactions and the allocation of brokerage commissions. The Advisor does not execute transactions through any particular broker or dealer but seeks to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of the transaction, difficulty of execution and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While the Advisor will generally seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, the Advisor may select a broker based partly upon brokerage or research services provided to it and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if the Advisor determines in good faith that such commission is reasonable in relation to the services provided.

LEGAL MATTERS

Certain legal matters regarding the securities offered hereby have been passed upon for us by Dechert LLP, Philadelphia, Pennsylvania, and certain matters with respect to Maryland law have been passed upon by Miles & Stockbridge P.C., Baltimore, Maryland. Certain legal matters in connection with the offering will be passed upon for the underwriters, if any, by the counsel named in the prospectus supplement.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The 2020 and 2019 consolidated financial statements and the retrospective adjustments to the 2018 consolidated financial statements of the Company incorporated in this prospectus by reference from the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, and the effectiveness of the Company’s internal control over financial reporting, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports which are incorporated herein by reference (which reports (1) express an unqualified opinion on the 2020 and 2019 consolidated financial statements, (2) express an unqualified opinion on the retrospective adjustments to the 2018 consolidated financial statements, and (3) express an unqualified opinion of the effectiveness of internal control over financial reporting).

The consolidated statements of operations, changes in net assets and cash flows of the Company for the year ended December 31, 2018 incorporated by reference in this prospectus have been audited by RSM US LLP, an independent registered public accounting firm, as stated in their report thereon (which report expresses an unqualified opinion and includes an explanatory paragraph explaining that RSM US LLP was not engaged to audit the restatement of the Company’s disclosures about share and per-share information for the year ended December 31, 2018, as discussed in Note 3 to the financial statements), and has been incorporated in this prospectus and registration statement in reliance upon such report and upon the authority of such firm as experts in accounting and auditing.

The 2020 and 2019 consolidated financial statements and the retrospective adjustments to the 2018 consolidated financial statements of FSKR incorporated in this prospectus by reference from FSKR’s Annual Report on Form 10-K for the year ended December 31, 2020, and the effectiveness of FSKR’s internal control over financial reporting, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports which are incorporated herein by reference (which reports (1) express an unqualified opinion on the 2020 and 2019 consolidated financial statements, (2) express an unqualified opinion on the retrospective adjustments to the 2018 consolidated financial statements, and (3) express an unqualified opinion of the effectiveness of internal control over financial reporting).

The consolidated statements of operations, changes in net assets and cash flows of FSKR for the year ended December 31, 2018 incorporated by reference in this prospectus have been audited by RSM US LLP, an independent registered public accounting firm, as stated in their report thereon (which report expresses an unqualified opinion and includes an explanatory paragraph explaining that RSM US LLP was not engaged to audit the restatement of FSKR’s disclosures about share and per-share information for the year ended December 31, 2018, as discussed in Note 3 to the financial statements), and has been incorporated in this prospectus and registration statement in reliance upon such report and upon the authority of such firm as experts in accounting and auditing.

INCORPORATION BY REFERENCE

This prospectus is part of a registration statement that we have filed with the SEC. The information incorporated by reference is considered to comprise a part of this prospectus from the date we file that document. Any reports filed by us with the SEC before the date that any offering of any securities by means of this prospectus and any accompanying prospectus supplement is terminated will automatically update and, where applicable, supersede any information contained in this prospectus or incorporated by reference in this prospectus.

We incorporate by reference into this prospectus our filings listed below and any future filings that we may file with the SEC under Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of this prospectus until all of the securities offered by this prospectus and any accompanying prospectus supplement have been sold or we otherwise terminate the offering of those securities; provided, however, that information “furnished” under Item 2.02 or Item 7.01 of Form 8-K or other information “furnished” to the SEC which is not deemed filed is not incorporated by reference in this prospectus and any accompanying prospectus supplement. Information that we file with the SEC subsequent to the date of this prospectus will automatically update and may supersede information in this prospectus, any accompanying prospectus supplement, and other information previously filed with the SEC.

This prospectus incorporates by reference the documents set forth below that have previously been filed with the SEC:

•

our Annual Report on Form 10-K for the fiscal year ended December 31, 2020, originally filed with the SEC on March  1, 2021, as amended by Amendment No. 1 to the Annual Report on Form 10-K for the fiscal year ended December 31, 2020, filed with the SEC on April 30, 2021;

•	our Definitive Proxy Statement on Schedule 14A, filed with the SEC on September 3, 2021;

•	our Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2021 and June 30, 2021, filed with the SEC on May 10, 2021 and August 9, 2021, respectively;

•	our Current Reports on Form 8-K (other than information furnished rather than filed) filed with the SEC on May 14, 2021, May 24, 2021, June 14, 2021, June 16, 2021 and June 17, 2021; and

•

The description of our Common Stock referenced in our Registration Statement on Form 8-A (No. 001-36420), as filed with the SEC on April 11, 2014, including any amendment or report filed for the purpose of updating such description prior to the termination of the offering of the common stock registered hereby.

To obtain copies of these filings, see “Available Information.”

AVAILABLE INFORMATION

We file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. This information is available free of charge by calling us collect at (215) 495-1150 or on our website at www.fskkradvisor.com. Information contained on our website is not incorporated by reference into this prospectus or any supplements to this prospectus, and you should not consider that information to be part of this prospectus or any supplements to this prospectus. The SEC maintains an Internet website that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available free of charge on the SEC’s Internet website at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by sending a request by email to: publicinfo@sec.gov.

Common Stock

Preferred Stock

Warrants

Subscription Rights

Debt Securities

PROSPECTUS

October 4, 2021

PART C

OTHER INFORMATION

Item 25.	Financial Statements and Exhibits

1)

The consolidated financial statements as of December 31, 2020 and December 31, 2019 and for each of the three years in the period ended December 31, 2020 and management’s assessment of the effectiveness of internal control over financial reporting (which is included in Management’s Report on Internal Control over Financial Reporting) as of December 31, 2020 and the consolidated unaudited financial statements as of June 30, 2021 and for the three and six months ended June 30, 2021 and 2020 have been incorporated by reference in this registration statement in “Part A—Information Required in a Prospectus.”

The consolidated financial statements of FS KKR Capital Corp. II (“FSKR”) as of December 31, 2020 and for the period ended December 31, 2020 and management’s assessment of the effectiveness of internal control over financial reporting (which is included in Management’s Report on Internal Control over Financial Reporting) as of December 31, 2020 and the consolidated unaudited financial statements of FSKR as of March 31, 2021 and for the three months ended March 31, 2021 have been incorporated by reference in this registration statement in “Part A—Information Required in a Prospectus.”

2) Exhibits

(a)(1)	Second Articles of Amendment and Restatement of FS Investment Corporation. (Incorporated by reference to Exhibit 3.1 to the Registrant’s Current Report on Form 8-K filed on April 16, 2014.)

(a)(2)	Articles of Amendment of FS Investment Corporation. (Incorporated by reference to Exhibit 3.1 to the Registrant’s Current Report on Form 8-K filed on December 3, 2018.)

(a)(3)	Articles of Amendment of FS Investment Corporation. (Incorporated by reference to Exhibit 3.1 to the Registrant’s Current Report on Form 8-K filed on December 19, 2018.)

(a)(4)	Articles of Amendment of FS KKR Capital Corp. (Incorporated by reference to Exhibit 3.1 to the Registrant’s Current Report on Form 8-K filed on June 15, 2020.)

(a)(5)	Articles of Amendment of FS KKR Capital Corp. (Incorporated by reference to Exhibit 3.2 to the Registrant’s Current Report on Form 8-K filed on June 15, 2020.)

(b)(1)	Third Amended and Restated Bylaws of FS KKR Capital Corp. (Incorporated by reference to Exhibit 3.1 to the Registrant’s Current Report on Form 8-K filed on November 24, 2020.)

(d)(1)	Form of Stock Certificate. (Incorporated by reference to Exhibit (d)(1) to the Registrant’s registration statement on Form N-2 (File No. 333-195863) filed on May 12, 2014.)

(d)(2)	Form of Subscription Certificate.**

(d)(3)	Form of Subscription Agent Agreement.**

(d)(4)	Form of Warrant Agreement.**

(d)(5)	Form of Articles Supplementary.**

(d)(6)	Form T-1 Statement of Eligibility of Trustee.*

(d)(7)	Indenture, dated as of July 14, 2014, by and between FS Investment Corporation and U.S. Bank National Association, as trustee. (Incorporated by reference to Exhibit 4.2 to the Registrant’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2014 filed on August 14, 2014.)

(d)(8)	Third Supplemental Indenture, dated as of April 30, 2015, relating to the 4.750% Notes due 2022, by and between FS Investment Corporation and U.S. Bank National Association, as trustee. (Incorporated by reference to Exhibit 4.1 to the Registrant’s Current Report on Form 8-K filed on April 30, 2015.)

(d)(9)	Form of 4.750% Notes due 2022. (Included as Exhibit A in the Third Supplemental Indenture in Exhibit (d)(8)) (Incorporated by reference to Exhibit 4.1 to the Registrant’s Current Report on Form 8-K filed on April 30, 2015.)

(d)(10)	Fourth Supplemental Indenture, dated as of July 15, 2019, relating to the 4.625% Notes due 2024, by and between the Company and U.S. Bank National Association, as trustee. (Incorporated by reference to Exhibit 4.1 to the Registrant’s Current Report on Form 8-K filed on July 15, 2019.)

(d)(11)	Form of 4.625% Notes due 2024. (Included as Exhibit A to the Fourth Supplemental Indenture in Exhibit (d)(10)) (Incorporated by reference to Exhibit 4.1 to the Registrant’s Current Report on Form 8-K filed on July 15, 2019.)

(d)(12)	Fifth Supplemental Indenture, dated as of November 20, 2019, relating to the 4.125% Notes due 2025, by and between the Company and U.S. Bank National Association, as trustee. (Incorporated by reference to Exhibit 4.1 to the Registrant’s Current Report on Form 8-K filed on November 20, 2019.)

(d)(13)	Form of 4.125% Notes due 2025. (Included as Exhibit A to the Fifth Supplemental Indenture in Exhibit (d)(12)) (Incorporated by reference to Exhibit 4.1 to the Registrant’s Current Report on Form 8-K filed on November 20, 2019.)

(d)(14)	Sixth Supplemental Indenture, dated as of April 30, 2020 relating to the 8.625% Notes due 2025, by and between the Company and U.S. Bank National Association, as trustee. (Incorporated by reference to Exhibit 4.9 to the Registrant’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2020 filed on May 6, 2020.)

(d)(15)	Form of 8.625% Notes due 2025. (Included as Exhibit A to the Sixth Supplemental Indenture in Exhibit (d)(14)) (Incorporated by reference to Exhibit 4.9 to the Registrant’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2020 filed on May 6, 2020.)

(d)(16)	Seventh Supplemental Indenture, dated as of December 10, 2020 relating to the 3.400% Notes due 2026, by and between the Company and U.S. Bank National Association, as trustee. (Incorporated by reference to Exhibit 4.1 filed with the Registrant’s Current Report on Form 8-K f filed on December 10, 2020.)

(d)(17)	Form of 3.400% Notes due 2026. (Included as Exhibit A to the Seventh Supplemental Indenture in Exhibit (d)(16)) (Incorporated by reference to Exhibit 4.1 to the Registrant’s Current Report on Form 8-K filed on December 10, 2020.)

(d)(18)	Indenture, dated June 28, 2017, by and between The Bank of New York Mellon Trust Company, N.A. and Corporate Capital Trust, Inc. (Incorporated by reference to Exhibit 4.1 to Corporate Capital Trust Inc.’s Current Report on Form 8-K filed on July 5, 2017.)

(d)(19)	Form of 5.00% Notes due 2022. (Included as Exhibit A to the Indenture in Exhibit (d)(18)) (Incorporated by reference to Exhibit 4.1 to Corporate Capital Trust Inc.’s Current Report on Form 8-K filed on July 5, 2017.)

(d)(20)	Indenture, dated as of February 14, 2020, by and between FS KKR Capital Corp. II and U.S. Bank National Association, as trustee. (Incorporated by reference to Exhibit 4.1 to FS KKR Capital Corp. II’s Current Report on Form 8-K filed on February 14, 2020.)

(d)(21)	First Supplemental Indenture, dated as of February 14, 2020, relating to the 4.250% Notes due 2025, by and between FS KKR Capital Corp. II and U.S. Bank National Association, as trustee. (Incorporated by reference to Exhibit 4.2 to FS KKR Capital Corp. II’s Current Report on Form 8-K filed on February 14, 2020.)

(d)(22)	Second Supplemental Indenture, dated as of June 16, 2021, relating to the 4.250% Notes due 2025, by and between FS KKR Capital Corp. and U.S. Bank National Association, as trustee. (Incorporated by reference to Exhibit 4.3 filed with the Registrant’s Current Report on Form 8-K filed on June 16, 2021.)

(d)(23)	Form of 4.250% Notes due 2025. (Included as Exhibit A to Exhibit (d)(21)) (Incorporated by reference to Exhibit 4.2 to FS KKR Capital Corp. II’s Current Report on Form 8-K filed on February 14, 2020).

(d)(24)	Eighth Supplemental Indenture, dated as of June 17, 2021, relating to the 2.625% Notes due 2027, by and between the Company and U.S. Bank National Association, as trustee. (Incorporated by reference to Exhibit 4.1 to the Registrant’s Current Report on Form 8-K filed on June 17, 2021.)

(d)(25)	Form of 2.625% Notes due 2027. (Included as Exhibit A to Exhibit (d)(24)) (Incorporated by reference to Exhibit 4.1 to the Registrant’s Current Report on Form 8-K filed on June 17, 2021.)

(e)	Distribution Reinvestment Plan, effective as of June 2, 2014. (Incorporated by reference to Exhibit 4.1 to the Registrant’s Current Report on Form 8-K filed on May 23, 2014.)

(g)(1)	Amended and Restated Investment Advisory Agreement, dated as of June 16, 2021, by and between the Registrant and FS/KKR Advisor, LLC. (Incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed on June 16, 2021.)

(g)(2)	Administration Agreement, dated as of April 9, 2018, by and between FS Investment Corporation and FS/KKR Advisor, LLC. (Incorporated by reference to Exhibit 10.2 to the Registrant’s Current Report on 8-K filed on April 9, 2018.)

(h)(1)	Form of Underwriting Agreement for equity securities.**

(h)(2)	Form of Underwriting Agreement for debt securities.**

(j)	Custodian Agreement, dated as of November 14, 2011, by and between FS Investment Corporation and State Street Bank and Trust Company. (Incorporated by reference to Exhibit 10.9 to the Registrant’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2011 filed on November 14, 2011.)

(k)(1)	Amended and Restated Loan and Security Agreement, dated as of March 4, 2019, by and between Locust Street Funding LLC, JPMorgan Chase Bank, N.A., the lenders party thereto, and Wells Fargo Bank, National Association. (Incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed on March 8, 2019.)

(k)(2)	Amended and Restated Senior Secured Revolving Credit Agreement, dated as of November 7, 2019, by and among the Company, FS Investment Corporation II, and FS Investment Corporation III, as borrowers, JPMorgan Chase Bank, N.A., as administrative agent, ING Capital LLC, as collateral agent, and the lenders, documentation agents, joint bookrunners, and joint lead arrangers party thereto. (Incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed on November 13, 2019.)

(k)(3)	Commitment Increase Letter, dated as of March 3, 2020, among BNP Paribas, ING Capital LLC, the Company, FS KKR Capital Corp. II and JPMorgan Chase Bank, N.A., as administrative agent. (Incorporated by reference to Exhibit 10.6 to the Registrant’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2020 filed on May 6, 2020.)

(k)(4)	Amendment No. 1 to Amended and Restated Senior Secured Revolving Credit Agreement, dated as of May 5, 2020, by and among the Company, FS KKR Capital Corp. II, JPMorgan Chase Bank, N.A., as administrative agent, ING Capital LLC, as collateral agent, and the lenders party thereto. (Incorporated by reference to Exhibit 10.7 to the Registrant’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2020 filed on May 6, 2020.)

(k)(5)	Second Amended and Restated Senior Secured Revolving Credit Agreement, dated as of December 23, 2020, by and among the Company and FS KKR Capital Corp. II, as borrowers, JPMorgan Chase Bank, N.A., as administrative agent, ING Capital LLC, as collateral agent, and the lenders, documentation agents, joint bookrunners, and joint lead arrangers party thereto. (Incorporated by reference to Exhibit 10.2 to the Registrant’s Current Report on Form 8-K filed on December 30, 2020.)

(k)(6)	Loan and Servicing Agreement, dated as of December 2, 2015, among CCT Tokyo Funding LLC, Corporate Capital Trust, Inc. and Sumitomo Mitsui Banking Corporation. (Incorporated by reference to Exhibit 10.42 to Corporate Capital Trust, Inc.’s Annual Report on Form 10-K filed on March 21, 2016.)

(k)(7)	First Amendment to Loan and Servicing Agreement, dated September 20, 2017, by and among CCT Tokyo Funding LLC, Corporate Capital Trust, Inc. and Sumitomo Mitsui Banking Corporation. (Incorporated by reference to Exhibit 10.3 to Corporate Capital Trust, Inc.’s Quarterly Report on Form 10-Q filed on November 9, 2017.)

(k)(8)	Second Amendment to Loan and Servicing Agreement, dated as of November 28, 2017, by and among CCT Tokyo Funding LLC, Corporate Capital Trust, Inc. and Sumitomo Mitsui Banking Corporation. (Incorporated by reference to Exhibit 10.1 to Corporate Capital Trust Inc.’s Current Report on Form 8-K filed on November 28, 2017.)

(k)(9)	Fourth Amendment to Loan and Servicing Agreement, dated as of November 30, 2018, by and among CCT Tokyo Funding LLC, Corporate Capital Trust, Inc., and Sumitomo Mitsui Banking Corporation. (Incorporated by reference to Exhibit 10.18 to the Registrant’s Annual Report on Form 10-K filed on February 28, 2019.)

(k)(10)	Fifth Amendment to Loan and Servicing Agreement, dated as of December 2, 2019, by and among CCT Tokyo Funding LLC, FS KKR Capital Corp., and Sumitomo Mitsui Banking Corporation. (Incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed on December 5, 2019.)

(k)(11)	Sixth Amendment to Loan and Servicing Agreement, dated December 1, 2020, by and among CCT Tokyo Funding LLC, FS KKR Capital Corp., and Sumitomo Mitsui Banking Corporation. (Incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed on December 2, 2020.)

(k)(12)	Indenture, dated June 25, 2019, by and between FS KKR MM CLO 1 LLC and US Bank National Association. (Incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed on July 1, 2019.)

(k)(13)	Amended and Restated Indenture, dated December 22, 2020, by and between FS KKR MM CLO 1 LLC and U.S. Bank National Association. (Incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed on December 30, 2020.)

(k)(14)	Loan Financing and Servicing Agreement, dated as of February 20, 2014, by and among Darby Creek LLC, as borrower, Deutsche Bank AG, New York Branch, as administrative agent, Wells Fargo Bank, National Association, as collateral agent and collateral custodian, and the other lenders and lender agents from time to time party thereto. (Incorporated by reference to Exhibit 10.5 to FSK KKR Capital Corp. II’s Current Report on Form 8-K filed on February 25, 2014.)

(k)(15)	Amendment No. 1 to Loan Financing and Servicing Agreement, dated as of January 12, 2015, by and among Darby Creek LLC, as borrower, Deutsche Bank AG, New York Branch, as administrative agent, Wells Fargo Bank, National Association, as collateral agent and collateral custodian, and the other lenders and lender agents from time to time party thereto. (Incorporated by reference to Exhibit 10.27 to FSK KKR Capital Corp. II’s Annual Report on Form 10-K filed on March 25, 2016.)

(k)(16)	Amendment No. 2 to Loan Financing and Servicing Agreement, dated as of February 3, 2015, by and among Darby Creek LLC, as borrower, Deutsche Bank AG, New York Branch, as administrative agent, Wells Fargo Bank, National Association, as collateral agent and collateral custodian, and the other lenders and lender agents from time to time party thereto. (Incorporated by reference to Exhibit 10.28 to FSK KKR Capital Corp. II’s Annual Report on Form 10-K filed on March 25, 2016.)

(k)(17)	Amendment No. 3 to Loan Financing and Servicing Agreement, dated as of May 7, 2015, by and among Darby Creek LLC, as borrower, Deutsche Bank AG, New York Branch, as administrative agent, Wells Fargo Bank, National Association, as collateral agent and collateral custodian, and the other lenders and lender agents from time to time party thereto. (Incorporated by reference to Exhibit 10.29 to FSK KKR Capital Corp. II’s Annual Report on Form 10-K filed on March 25, 2016.)

(k)(18)	Amendment No. 4 to Loan Financing and Servicing Agreement, dated as of October 8, 2015, by and among Darby Creek LLC, as borrower, Deutsche Bank AG, New York Branch, as administrative agent, Wells Fargo Bank, National Association, as collateral agent and collateral custodian, and the other lenders and lender agents from time to time party thereto. (Incorporated by reference to Exhibit 10.30 to FSK KKR Capital Corp. II’s Annual Report on Form 10-K filed on March 25, 2016.)

(k)(19)	Amendment No. 6 to Loan Financing and Servicing Agreement, dated as of August 19, 2016, by and among Darby Creek LLC, as borrower, Deutsche Bank AG, New York Branch, as administrative agent, Wells Fargo Bank, National Association, as collateral agent and collateral custodian, and the other lenders and lender agents from time to time party thereto. (Incorporated by reference to Exhibit 10.1 to FSK KKR Capital Corp. II’s Current Report on Form 8-K filed on August 22, 2016.)

(k)(20)	Amendment No. 7 to Loan Financing and Servicing Agreement, dated as of February 15, 2019, by and among Darby Creek LLC, as borrower, Deutsche Bank AG, New York Branch, as administrative agent, Wells Fargo Bank, National Association, as collateral agent and collateral custodian, and the other lenders and lender agents from time to time party thereto. (Incorporated by reference to Exhibit 10.16 to FSK KKR Capital Corp. II’s Quarterly Report on Form 10-K filed on March 19, 2019.)

(k)(21)	Omnibus Amendment, dated as of February 20, 2019, between Darby Creek LLC, as borrower, Deutsche Bank AG, New York Branch, as facility agent, each lender party thereto, each agent party thereto, and Wells Fargo Bank, National Association, as collateral agent and collateral custodian. (Incorporated by reference to Exhibit 10.1 to FSK KKR Capital Corp. II’s Current Report on Form 8-K filed on February 25, 2019.)

(k)(22)	Amended and Restated Loan and Security Agreement, dated as of March 13, 2019, by and between Juniata River LLC, as borrower, JPMorgan Chase Bank, National Association, as administrative agent, the lenders party thereto, and Wells Fargo Bank, National Association, as collateral administrator, collateral agent and securities intermediary. (Incorporated by reference to Exhibit 10.20 to FSK KKR Capital Corp. II’s Quarterly Report on Form 10-K filed on March 19, 2019.)

(k)(23)	First Amendment to Amended and Restated Loan Agreement, dated as of October 11, 2019, among Juniata River LLC, JPMorgan Chase Bank, National Association, as lender and Administrative Agent, Wells Fargo Bank, National Association, as Collateral Agent, Collateral Administrator and Securities Intermediary, and FS Investment Corporation II, as Investment Manager. (Incorporated by reference to Exhibit 10.1 to FSK KKR Capital Corp. II’s Current Report on Form 8-K filed on October 15, 2019.)

(k)(24)	Second Amended and Restated Loan and Security Agreement, dated as of September 11, 2020, by and among Juniata River LLC, as borrower, JPMorgan Chase Bank, National Association, as administrative agent, Wells Fargo Bank, National Association, as collateral agent, collateral administrator and securities intermediary, and the lenders party thereto (Incorporated by reference to Exhibit 10.1 to FSK KKR Capital Corp. II’s Current Report on Form 8-K filed on September 17, 2020).

(k)(25)	Credit Agreement, dated as of July 10, 2019, among Germantown Funding LLC, Goldman Sachs Bank USA, as lender, sole lead arranger, administrative agent and calculation agent, and Wells Fargo Bank, National Association, as collateral agent and collateral administrator. (Incorporated by reference to Exhibit 10.1 to FS Investment Corporation III’s Current Report on Form 8-K filed on July 16, 2019.)

(k)(26)	Amendment No. 1 to Credit Agreement, dated as of December 13, 2019, among Germantown Funding LLC, as borrower, FS Investment Corporation III, as equity owner and investment manager, Goldman Sachs Bank USA, as sole lead arranger, sole lender, and administrative agent, and Wells Fargo Bank, National Association, as collateral administrator and collateral agent. (Incorporated by reference to Exhibit 10.1 to FS Investment Corporation III’s Current Report on Form 8-K filed on December 17, 2019.)

(k)(27)	Loan Financing and Servicing Agreement, dated as of December 2, 2014, by and among Dunlap Funding LLC, as borrower, Deutsche Bank AG, New York Branch, as administrative agent, Wells Fargo Bank, National Association, as collateral agent and collateral custodian, and the other lenders and lender agents from time to time party thereto. (Incorporated by reference to Exhibit 10.1 to FS Investment Corporation III’s Current Report on Form 8-K filed on December 8, 2014.)

(k)(28)	Amendment No. 1 to Loan Financing and Servicing Agreement, dated as of February 24, 2015, between Dunlap Funding LLC, as borrower, and Deutsche Bank AG, New York Branch, as administrative agent. (Incorporated by reference to Exhibit 10.1 to FS Investment Corporation III’s Current Report on Form 8-K filed on March 2, 2015.)

(k)(29)	Amendment No. 2 to Loan Financing and Servicing Agreement, dated as of March 24, 2015, between Dunlap Funding LLC, as borrower, and Deutsche Bank AG, New York Branch, as administrative agent. (Incorporated by reference to Exhibit 10.1 to FS Investment Corporation III’s Current Report on Form 8-K filed on March 26, 2015.)

(k)(30)	Amendment No. 3 to Loan Financing and Servicing Agreement, dated as of May 1, 2015, between Dunlap Funding LLC, as borrower, and Deutsche Bank AG, New York Branch, as administrative agent. (Incorporated by reference to Exhibit 10.29 to FS Investment Corporation III’s Annual Report on Form 10-K filed on March 11, 2016.)

(k)(31)	Amendment No. 4 to Loan Financing and Servicing Agreement, dated as of September 22, 2015, between Dunlap Funding LLC, as borrower, and Deutsche Bank AG, New York Branch, as administrative agent. (Incorporated by reference to Exhibit 10.1 to FS Investment Corporation III’s Current Report on Form 8-K filed on September 24, 2015.)

(k)(32)	Amendment No. 5 to Loan Financing and Servicing Agreement, dated as of October 8, 2015, between Dunlap Funding LLC, as borrower, and Deutsche Bank AG, New York Branch, as administrative agent. (Incorporated by reference to Exhibit 10.31 to FS Investment Corporation III’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015 filed on March 11, 2016.)

(k)(33)	Amendment No. 7 to Loan Financing and Servicing Agreement, dated as of January 12, 2017, between Dunlap Funding LLC, as borrower, Deutsche Bank AG, New York Branch, as administrative agent, each lender party thereto, and Wells Fargo Bank, National Association, as collateral agent and collateral custodian. (Incorporated by reference to Exhibit 10.1 to the FS Investment Corporation III’s Current Report on Form 8-K filed on January 19, 2017.)

(k)(34)	Amendment No. 8 to Loan Financing and Servicing Agreement, dated as of April 5, 2017, between Dunlap Funding LLC, as borrower, Deutsche Bank AG, New York Branch, as administrative agent, each lender party thereto, and Wells Fargo Bank, National Association, as collateral agent and collateral custodian. (Incorporated by reference to Exhibit 10.37 to FS Investment Corporation III’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2017 filed on May 10, 2017.)

(k)(35)	Amendment No. 9 to Loan Financing and Servicing Agreement, dated as of March 12, 2018, between Dunlap Funding LLC, as borrower, Deutsche Bank AG, New York Branch, as facility agent (formerly administrative agent), each lender party thereto, and Wells Fargo, National Association, as collateral agent and collateral custodian. (Incorporated by reference to Exhibit 10.1 to FS Investment Corporation III’s Current Report on Form 8-K filed on March 15, 2018.)

(k)(36)	Amendment No. 10 to Loan Financing and Servicing Agreement, dated as of June 20, 2018, among Dunlap Funding LLC, as borrower, Deutsche Bank AG, New York Branch, as facility agent (formerly administrative agent), each lender party thereto, each agent party thereto, and Wells Fargo Bank, National Association, as collateral agent and collateral custodian. (Incorporated by reference to Exhibit 10.48 to FS Investment Corporation III’s Quarterly Report on Form 10-Q filed on August 14, 2018.)

(k)(37)	Waiver, Assignment and Amendment No. 11 to Loan Financing and Servicing Agreement, dated as of September 17, 2018, among Dunlap Funding LLC, as borrower, Deutsche Bank AG, New York Branch, as facility agent (formerly administrative agent), each lender party thereto, each agent party thereto, and Wells Fargo Bank, National Association, as collateral agent and collateral custodian. (Incorporated by reference to Exhibit 10.46 to FS Investment Corporation III’s Quarterly Report on Form 10-Q filed on November 14, 2018.)

(k)(38)	Amendment No. 12 to Loan Financing and Servicing Agreement, dated as of December 21, 2018, among Dunlap Funding LLC, as borrower, Deutsche Bank AG, New York Branch, as facility agent, each lender party thereto, each agent party thereto, and Wells Fargo Bank, National Association, as collateral agent and collateral custodian. (Incorporated by reference to Exhibit 10.43 to FS Investment Corporation III’s Annual Report on Form 10-K filed on March 19, 2019.)

(k)(39)	Omnibus Amendment, dated as of February 19, 2019, between Dunlap Funding LLC, as borrower, Deutsche Bank AG, New York Branch, as facility agent, each lender party thereto, each agent party thereto, and Wells Fargo Bank, National Association, as collateral agent and collateral custodian. (Incorporated by reference to Exhibit 10.1 to FS Investment Corporation III’s Current Report on Form 8-K filed on February 25, 2019.)

(k)(40)	Second Amended and Restated Loan and Security Agreement, dated as of March 4, 2019, by and between Jefferson Square Funding LLC, as borrower, JPMorgan Chase Bank, National Association, as administrative agent, the lenders party thereto, and Wells Fargo Bank, National Association, as collateral administrator, collateral agent and securities intermediary party thereto. (Incorporated by reference to Exhibit 10.49 to FS Investment Corporation III’s Annual Report on Form 10-K filed on March 19, 2019.)

(k)(41)	Committed Facility Agreement, dated as of October 17, 2014, by and between Burholme Funding LLC and BNP Paribas Prime Brokerage, Inc., on behalf of itself and as agent for the BNPP Entities. (Incorporated by reference to Exhibit 10.1 to FS Investment Corporation III’s Current Report on Form 8-K filed on October 23, 2014.)

(k)(42)	U.S. PB Agreement, dated as of October 17, 2014, by and between Burholme Funding LLC and BNP Paribas Prime Brokerage, Inc., on behalf of itself and as agent for the BNPP Entities. (Incorporated by reference to Exhibit 10.2 to FS Investment Corporation III’s Current Report on Form 8-K filed on October 23, 2014.)

(k)(43)	Special Custody and Pledge Agreement, dated as of October 17, 2014, by and among Burholme Funding LLC, BNP Paribas Prime Brokerage, Inc. and State Street Bank and Trust Company, as custodian. (Incorporated by reference to Exhibit 10.3 to FS Investment Corporation III’s Current Report on Form 8-K filed on October 23, 2014.)

(k)(44)	First Amendment Agreement, dated as of March 11, 2015, to the Committed Facility Agreement, dated as of October 17, 2014, between BNP Paribas Prime Brokerage, Inc., on behalf of itself and as agent for the BNPP Entities, and Burholme Funding LLC. (Incorporated by reference to Exhibit 10.1 to FS Investment Corporation III’s Current Report on Form 8-K filed on March 13, 2015.)

(k)(45)	Second Amendment Agreement, dated as of October 21, 2015, to the Committed Facility Agreement, dated as of October 17, 2014, between BNP Paribas Prime Brokerage, Inc., on behalf of itself and as agent for the BNPP Entities and Burholme Funding LLC. (Incorporated by reference to Exhibit 10.21 to FS Investment Corporation III’s Annual Report on Form 10-K filed on March 11, 2016.)

(k)(46)	Third Amendment Agreement, dated as of March 16, 2016, to the Committed Facility Agreement, dated as of October 17, 2014, between BNP Paribas Prime Brokerage, Inc., on behalf of itself and as agent for the BNPP Entities and Burholme Funding LLC. (Incorporated by reference to Exhibit 10.23 to FS Investment Corporation III’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2016 filed on November 14, 2016.)

(k)(47)	Fourth Amendment Agreement, dated as of August 29, 2016, to the Committed Facility Agreement, dated as of October 17, 2014, between BNP Paribas Prime Brokerage, Inc., on behalf of itself and as agent for the BNPP Entities and Burholme Funding LLC. (Incorporated by reference to Exhibit 10.1 to FS Investment Corporation III’s Current Report on Form 8-K filed on September 2, 2016.)

(k)(48)	Fifth Amendment Agreement, dated as of November 15, 2016, to the Committed Facility Agreement, dated as of October 17, 2014, between BNP Paribas Prime Brokerage, Inc., on behalf of itself and as agent for the BNPP Entities and Burholme Funding LLC. (Incorporated by reference to Exhibit 10.1 to FS Investment Corporation III’s Current Report on Form 8-K filed on November 21, 2016.)

(k)(49)	Sixth Amendment Agreement, dated as of May 29, 2018, to the Committed Facility Agreement, dated as of October 17, 2014, between BNP Paribas Prime Brokerage International, Ltd. And Burholme Funding LLC. (Incorporated by reference to Exhibit 10.34 to FSK KKR Capital Corp. II’s Quarterly Report on Form 10-Q filed on August 14, 2018.)

(k)(50)	Seventh Amendment Agreement, dated as of June 12, 2019, to the Committed Facility Agreement, dated as of October 17, 2014, between BNP Paribas Prime Brokerage International, Ltd. and Burholme Funding LLC. (Incorporated by reference to Exhibit 10.1 to FS Investment Corporation III’s Current Report on Form 8-K filed on June 17, 2019.)

(k)(51)	Committed Facility Agreement, dated and effective as of March 1, 2017, by and between Broomall Funding LLC and BNP Paribas Prime Brokerage International, Ltd. (Incorporated by reference to Exhibit 10.1 to FS Investment Corporation IV’s Current Report on Form 8-K filed on February 15, 2017.)

(k)(52)	U.S. PB Agreement, dated and effective as of March 1, 2017, by and between Broomall Funding LLC and BNP Paribas Prime Brokerage International, Ltd., on behalf of itself and as agent for the BNPP Entities. (Incorporated by reference to Exhibit 10.2 to FS Investment Corporation IV’s Current Report on Form 8-K filed on February 15, 2017.)

(k)(53)	First Amendment Agreement, dated as of May 29, 2018, to the Committed Facility Agreement, dated as of March 1, 2017, between BNP Paribas Prime Brokerage International, Ltd. and Broomall Funding LLC. (Incorporated by reference to Exhibit 10.32 to FS Investment Corporation IV’s Quarterly Report on Form 10-Q filed on August 14, 2018.)

(k)(54)	Second Amendment Agreement, dated as of December 31, 2018, to the Committed Facility Agreement, dated as of March 1, 2017, between BNP Paribas Prime Brokerage International, Ltd. and Broomall Funding LLC. (Incorporated by reference to Exhibit 10.28 to FS Investment Corporation IV’s Annual Report on Form 10-K filed on March 18, 2019.)

(k)(55)	Loan and Security Agreement, dated as of November 22, 2019, by and among Ambler Funding LLC, as borrower, Ally Bank, as administrative agent and arranger, Wells Fargo Bank, N.A., as collateral administrator and collateral custodian, and the lenders from time to time party thereto. (Incorporated by reference to Exhibit 10.1 to FS Investment Corporation IV’s Current Report on Form 8-K filed on November 26, 2019.)

(k)(56)	Loan and Servicing Agreement, dated as of November 22, 2019, by and among Meadowbrook Run LLC, as borrower, Morgan Stanley Senior Funding, Inc., as administrative agent, Wells Fargo Bank, N.A., as collateral agent, account bank and collateral custodian, and the lenders from time to time party thereto. (Incorporated by reference to Exhibit 10.1 to FSK KKR Capital Corp. II’s Current Report on Form 8-K filed on November 29, 2019.)

(k)(57)	First Amendment to Loan and Servicing Agreement and Omnibus Amendment to Transaction Documents, dated as of March 3, 2020, by and among Meadowbrook Run LLC, as borrower, Morgan Stanley Senior Funding, Inc., as lender and administrative agent, and the Company, as servicer. (Incorporated by reference to Exhibit 10.49 to FSK KKR Capital Corp. II’s Quarterly Report on Form 10-Q filed on May 12, 2020.)

(k)(58)	Second Amendment to Loan and Servicing Agreement, dated as of June 16, 2020, by and among Meadowbrook Run LLC, as borrower, the Company, as servicer, Morgan Stanley Bank, N.A., as lender, and Morgan Stanley Senior Funding, Inc., as administrative agent (Incorporated by reference to Exhibit 10.50 to FSK KKR Capital Corp. II’s Quarterly Report on Form 10-Q filed on August 10, 2020.)

(k)(59)	ISDA 2002 Master Agreement, together with the Schedule thereto and Credit Support Annex to such Schedule, each dated as of January 19, 2016, by and between Cheltenham Funding LLC and Citibank, N.A. (Incorporated by reference to Exhibit 10.1 to FS Investment Corporation IV’s Current Report on Form 8-K filed on January 22, 2016.)

(k)(60)	Amended and Restated Paragraph 13 of the Credit Support Annex, dated as of September 5, 2017, by and between Cheltenham Funding LLC and Citibank, N.A. (Incorporated by reference to Exhibit (k)(6) to Post-Effective Amendment No. 9 to FS Investment Corporation IV’s registration statement on Form N-2 (File No. 333-204239) filed on October 18, 2017.)

(k)(61)	Thirteenth Amended and Restated Confirmation Letter Agreement, dated as of December 19, 2019, by and between Cheltenham Funding LLC and Citibank, N.A. (Incorporated by reference to Exhibit 10.1 to FSK KKR Capital Corp. II’s Current Report on Form 8-K filed on December 26, 2019.)

(k)(62)	Schedule to the ISDA 2002 Master Agreement, amended and restated as of June 28, 2019, between Cheltenham Funding LLC and Citibank, N.A. (Incorporated by reference to Exhibit 10.2 to FS Investment Corporation IV’s Current Report on Form 8-K filed on July 5, 2019.)

(k)(63)	Guarantee, dated as of January 19, 2016, by FS Investment Corporation IV in favor of Citibank, N.A. (Incorporated by reference to Exhibit 10.4 to FS Investment Corporation IV’s Current Report on Form 8-K filed on January 22, 2016.)

(k)(64)	Agreement and Plan of Merger, by and among FS Investment Corporation, IC Acquisition, Inc., Corporate Capital Trust, Inc. and FS/KKR Advisor, LLC, dated as of July 22, 2018. (Incorporated by reference to Exhibit 2.1 to the Registrant’s Current Report on Form 8-K filed on July 23, 2018.)

(k)(65)	Agreement and Plan of Merger, dated as of November 23, 2020, by and among FS KKR Capital Corp., FS KKR Capital Corp. II, Rocky Merger Sub, Inc. and FS/KKR Advisor, LLC. (Incorporated by reference to Exhibit 2.1 to the Registrant’s Current Report on Form 8-K filed on November 24, 2020.)

(k)(66)	Agreement and Plan of Merger, dated as of May 31, 2019, by and among FS Investment Corporation II, Corporate Capital Trust II, FS Investment Corporation III, FS Investment Corporation IV, NT Acquisition 1, Inc., NT Acquisition 2, Inc., NT Acquisition 3, Inc. and FS/KKR Advisor, LLC. (Incorporated by reference to Exhibit 2.1 to FS KKR Capital Corp. II’s Current Report on Form 8-K filed on June 3, 2019.)

(l)(1)	Opinion of Miles & Stockbridge P.C.*

(l)(2)	Opinion of Dechert LLP.*

(n)(1)	Consent of Miles & Stockbridge P.C. (Incorporated by reference to Exhibit (l)(1) hereto.)

(n)(2)	Consent of Dechert LLP. (Incorporated by reference to Exhibit (l)(2) hereto.)

(n)(3)	Consent of Deloitte & Touche LLP (FS KKR Capital Corp.)*

(n)(4)	Consent of Deloitte & Touche LLP (FS KKR Capital Corp. II)*

(n)(5)	Consent of RSM US LLP (FS KKR Capital Corp.)*

(n)(6)	Consent of RSM US LLP (FS KKR Capital Corp. II)*

(n)(7)	Report of RSM US LLP on Senior Securities Table (FS KKR Capital Corp.)(Incorporated by reference to Exhibit (n)(4) to the Registrant’s Registration Statement on Form N-2 (333-231221) filed on May 3, 2019.)

(r)(1)	Code of Ethics of the Registrant. (Incorporated by reference to Exhibit (r)(1) to the Registrant’s registration statement on Form N-2 (File No. 333-224588) filed on May 2, 2018.)

(r)(2)	Code of Ethics of FS/KKR Advisor, LLC. (Incorporated by reference to Exhibit (r)(2) to the Registrant’s registration statement on Form N-2 (File No. 333-224588) filed on May 2, 2018.)

*	Filed herewith.
**	To be filed by amendment.

Item 26.	Marketing Arrangements

The information contained under the heading “Plan of Distribution” in this Registration Statement is incorporated herein by reference.

Item 27.	Other Expenses of Issuance and Distribution

The following table sets forth the estimated expenses to be incurred by the Registrant in connection with the offering described in this registration statement:

SEC registration fee(1)	$
FINRA filing fee(2)
NYSE listing fee(2)
Accounting fees and expenses(2)
Legal fees and expenses(2)
Printing(2)
Miscellaneous fees and expenses(2)

Total(2)	$

(1)

In accordance with Rules 456(b), 457(r) and 415(a)(6) promulgated under the Securities Act, we are deferring payment of all of the registration fees. Any registration fees will be paid subsequently on a pay-as-you-go basis.

(2)

These fees will be calculated based on the securities offered and the number of issuances and accordingly, cannot be estimated at this time. These fees, if any, will be reflected in the applicable prospectus supplement.

Item 28.	Persons Controlled by or Under Common Control

The Registrant directly or indirectly owns that percentage of the voting securities of the entities listed below under the header “Percentage of Voting Securities.” Each of these entities is included in the Registrant’s audited consolidated financial statements as of December 31, 2020:

Name	State of Incorporation or Organization	Percentage Ownership of Voting Securities
CCT Dublin Funding Designated Activity Company	Ireland	100%
CCT Holdings II LLC	Delaware	100%
CCT Tokyo Funding LLC	Delaware	100%
FCF LLC	Delaware	100%
FS KKR MM CLO 1 LLC	Delaware	100%
FSIC Investments, Inc.	Delaware	100%
FSIC II Investments, Inc.	Delaware	100%
Hamilton Street Funding LLC	Delaware	100%
IC American Energy Investments, Inc.	Delaware	100%
IC II American Energy Investments, Inc.	Delaware	100%
IC Altus Investments, LLC	Delaware	100%
IC Arches Investments, LLC	Delaware	100%
IC II Arches Investments, LLC	Delaware	100%
IC III Arches Investments, LLC	Delaware	100%
IC II Northern Investments, LLC	Delaware	100%
IC Northern Investments, LLC	Delaware	100%
Locust Street Funding LLC	Delaware	100%
Race Street Funding LLC	Delaware	100%
Ambler Funding LLC	Delaware	100%
Brewerytown Funding LLC	Delaware	100%
Broomall Funding LLC	Delaware	100%
Burholme Funding LLC	Delaware	100%
Center City Funding LLC	Delaware	100%
Cheltenham Funding LLC	Delaware	100%
Cobbs Creek LLC	Delaware	100%
Cooper River LLC	Delaware	100%
Darby Creek LLC	Delaware	100%
Dunlap Funding LLC	Delaware	100%
Dunning Creek LLC	Delaware	100%
Germantown Funding LLC	Delaware	100%
Juniata River LLC	Delaware	100%
Meadowbrook Run LLC	Delaware	100%
Wissahickon Creek LLC	Delaware	100%
Credit Opportunities Partners JV, LLC	Delaware	50%*

*

The Registrant is an equity owner of Credit Opportunities Partners JV, LLC, or COP JV, a joint venture between the Registrant and South Carolina Retirement Systems Group Trust, or SCRS. Pursuant to the terms of COP JV’s operating agreement, the Registrant and SCRS each have 50% voting control of COP JV and are required to agree on all investment decisions as well as all other significant actions for COP JV.

Item 29.	Number of Holders of Securities

The following table sets forth the number of record holders of the Registrant’s capital stock as of September 20, 2021:

Title of Class	Number of Record Holders
Common stock, $0.001 par value	13,759

Item 30.	Indemnification

Limitation on Liability

The Registrant’s charter limits the personal liability of the Registrant’s directors and officers to the corporation and its stockholders for money damages to the maximum extent permitted by Maryland law. Maryland law permits a Maryland corporation to include in its charter a provision expanding or limiting the liability of its directors and officers to the corporation and its stockholders for money damages, but a corporation may not include any provision that restricts or limits the liability of directors or officers to the corporation or its stockholders:

(a)	to the extent that it is proved that the person actually received an improper benefit or profit in money, property or services; or

(b)

to the extent that a judgment or other final adjudication adverse to the person is entered in a proceeding based on a finding in the proceeding that the person’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding.

The Registrant’s charter providing that the limitation of directors’ and officers’ liability, is subject to any applicable limitations of the Investment Company Act of 1940, as amended, or the 1940 Act. In addition, the Registrant maintains director’s and officer’s liability insurance.

Indemnification

Under the Maryland General Corporate Law, a Maryland corporation may indemnify its directors, officers and certain other parties against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service to the corporation or at its request, unless it is established that (i) the act or omission of the indemnified party was material to the matter giving rise to the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty, (ii) the director actually received an improper personal benefit in money, property or services, or (iii) in the case of any criminal proceeding, the indemnified party had reasonable cause to believe that the act or omission was unlawful. Maryland law does not permit indemnification in respect of any proceeding in which the party seeking indemnification shall have been adjudged to be liable to the corporation. Further, a party may not be indemnified for a proceeding brought by that party against the corporation, except (i) for a proceeding brought to enforce indemnification or (ii) if the charter or bylaws, a resolution of the corporation’s board of directors or an agreement approved by the corporation’s board of directors to which the corporation is a party expressly provides otherwise.

The Registrant’s charter permits the Registrant to indemnify and to pay or reimburse reasonable expenses in advance of final disposition of a proceeding to any individual who (a) is a present or former director or officer of the Registrant and who is made or threatened to be made a party to a proceeding by reason of his or her service in that capacity, or (b) while a director or officer of the Registrant and at the request of the Registrant, serves or has served as a director, officer, partner, member, manager or trustee of any corporation, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to a proceeding by reason of his or her service in such capacity and from and against any claim or liability to which such person may become subject or such person may incur, in each case to the fullest extent permitted by Maryland law and the 1940 Act. The Registrant’s charter provides that the provision of indemnification is subject to any applicable limitations of the 1940 Act.

The Registrant’s bylaws obligate the Registrant to indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, to pay or reimburse reasonable expenses in advance of final disposition of a proceeding to any individual who (a) is a present or former director or officer of the Registrant and who is made or threatened to be made a party to a proceeding by reason of his or her service in that capacity, or (b) while a director or officer of the Registrant and at the request of the Registrant, serves or has served as a director, officer, partner, member, manager or trustee of any corporation, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to a proceeding by reason of his or her service in such capacity and from and against any claim or liability to which such person may become subject or such person may incur, in each case to the fullest extent permitted by Maryland law and the 1940 Act. The Registrant’s charter and bylaws also permit the Registrant to provide such indemnification and advancement for expenses to a person who served a predecessor of the Registrant in any of the capacities described in (a) or (b) above and to any employee or agent of the Registrant or a predecessor of the Registrant. In accordance with the 1940 Act, the Registrant will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

The investment advisory agreement provides that the Advisor (and its officers, managers, partners, members (and their members, including the owners of their members), agents, employees, controlling persons and any other person or entity affiliated with, or acting on behalf of, the Advisor) shall be entitled to indemnification (including reasonable attorneys’ fees and amounts reasonably paid in settlement) for any liability or loss suffered by the Advisor, and the Advisor shall be held harmless for any loss or liability suffered by us, arising out of the performance of any of its duties or obligations under the investment advisory agreement or otherwise as our investment adviser; provided, however, that the Advisor cannot be indemnified for any liability arising out of willful misfeasance, bad faith, or negligence in the performance of the Advisor’s duties or by reason of the reckless disregard of the Advisor’s duties and obligations under the investment advisory agreement.

The administration agreement provides that the Advisor (and its officers, managers, partners, members (and their members, including the owners of their members), agents, employees, controlling persons and any other person or entity affiliated with, or acting on behalf of, the Advisor) shall be entitled to indemnification (including reasonable attorneys’ fees and amounts reasonably paid in settlement) for any liability or loss suffered by the Advisor, and the Advisor shall be held harmless for any loss or liability suffered by us, arising out of the performance of any of its duties or obligations under the administration agreement or otherwise as our administrator; provided, however, that the Advisor cannot be indemnified for any liability arising out of willful misfeasance, bad faith, or negligence in the performance of the Advisor’s duties or by reason of the reckless disregard of the Advisor’s duties and obligations under the administration agreement.

Insofar as indemnification for liability arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 31.	Business and Other Connections of Investment Advisers

A description of any other business, profession, vocation, or employment of a substantial nature in which the Advisor and each manager or executive officer of the Advisor, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in the section entitled “Portfolio Management” and is otherwise incorporated by reference into Part A of this registration statement. Additional information regarding the Advisor and certain of its officers and managers is set forth in its Form ADV, as filed with the Securities and Exchange Commission, or the SEC, (SEC File No. 801-112799) and is incorporated herein by reference.

Item 32.	Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the Act, and the rules thereunder, are maintained at the offices of:

(1)	the Registrant, FS KKR Capital Corp., 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112;

(2)	the Transfer Agent and co-administrator, DST Systems, Inc., 430 W. 7th Street, Kansas City, Missouri 64105-1594;

(3)	the Custodian, State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111;

(4)	the investment adviser, FS/KKR Advisor, LLC, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112; and

(5)	the administrator, FS/KKR Advisor, LLC, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112.

Item 33.	Management Services

Not Applicable.

Item 34.	Undertakings

The Registrant undertakes:

1.	Not applicable.

2.	Not applicable.

3.

a.	to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

i.	to include any prospectus required by Section 10(a)(3) of the Securities Act;

ii.

to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the SEC pursuant to Rule 424(b), or other applicable SEC rule under the Securities Act, if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and

iii.

to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

provided, however, that paragraphs (a)(i), (ii), and (iii) of this section do not apply if the registration statement is filed pursuant to General Instruction A.2 of Form N-2 and the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the SEC by the Registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference into the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b), that is part of the registration statement;.

b.

that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof;

c.	to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

d.	that, for the purpose of determining liability under the Securities Act to any purchaser:

i.	if the Registrant is relying on Rule 430B:

(A)

Each prospectus filed by the Registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(B)

Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (x), or (xi) for the purpose of providing the information required by Section 10(a) of the Securities Act shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date; or

ii.

if the Registrant is subject to Rule 430C, each prospectus filed pursuant to Rule 424(b) or Rule 497(b), (c), (d), or (e) under the Securities Act, as applicable, as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use;

e.

that for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities, the undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

i.	any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424 under the Securities Act;

ii.	free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrant;

iii.

the portion of any other free writing prospectus or advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

iv.	any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

4.	that, for the purposes of determining any liability under the Securities Act,

i.

the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 424(b)(1) under the Securities Act shall be deemed to be part of the Registration Statement as of the time it was declared effective; and

ii.

each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof;

5.

that, for purposes of determining any liability under the Securities Act, each filing of the Registrant’s annual report pursuant to Section 13(a) or 15(d) of the Exchange Act that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

6.

insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

7.

to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, any prospectus or Statement of Additional Information.

Signatures

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia and Commonwealth of Pennsylvania, on the 4th day of October, 2021.

FS KKR CAPITAL CORP.

By:	/s/ Michael C. Forman
Name:	Michael C. Forman
Title:	Chief Executive Officer

The undersigned directors and officers of FS KKR Capital Corp. hereby constitute and appoint Michael C. Forman and Stephen S. Sypherd, and each of them with full power to act without the other and with full power of substitution and resubstitution, our true and lawful attorneys-in-fact with full power to execute in our name and on our behalf in the capacities indicated below, this Registration Statement on Form N-2, and any and all amendments thereto, including post-effective amendments to this Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission and thereby ratify and confirm that all such attorneys-in-fact, or any of them, or their substitutes shall lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-2 has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/ Michael C. Forman Michael C. Forman	Chief Executive Officer and Director (Principal Executive Officer)	October 4, 2021

/s/ Steven Lilly Steven Lilly	Chief Financial Officer (Principal Financial Officer)	October 4, 2021

/s/ William Goebel William Goebel	Chief Accounting Officer (Principal Accounting Officer)	October 4, 2021

/s/ Todd Builione Todd Builione	President and Director	October 4, 2021

/s/ Barbara Adams Barbara Adams	Director	October 4, 2021

/s/ Brian R. Ford Brian R. Ford	Director	October 4, 2021

/s/ Richard Goldstein Richard Goldstein	Director	October 4, 2021

/s/ Michael J. Hagan Michael J. Hagan	Director	October 4, 2021

/s/ Jeffrey K. Harrow Jeffrey K. Harrow	Director	October 4, 2021

/s/ Jerel A. Hopkins Jerel A. Hopkins	Director	October 4, 2021

Signature	Title	Date
/s/ James H. Kropp James H. Kropp	Director	October 4, 2021

/s/ Osagie Imasogie Osagie Imasogie	Director	October 4, 2021

/s/ Elizabeth J. Sandler Elizabeth J. Sandler	Director	October 4, 2021